[GRAPHIC:  Building]                         Nations Short-Term
                                             Income Fund

                                             Nations
                                             Short-Intermediate
                                             Government Fund

                                             Nations
                                             Government
                                             Securities Fund

                                             Nations
                                             Intermediate
                                             Bond Fund

                                             Nations
                                             Bond Fund

                                             Nations
                                             Strategic
                                             Income Fund

                                             Nations
                                             High Yield
                                             Bond Fund



GOVERNMENT &
CORPORATE BOND FUNDS

SEMIANNUAL REPORT FOR THE PERIOD
ENDED SEPTEMBER 30, 2001


                                   [NATIONS FUNDS LOGO]

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment adviser: Banc of America Advisors, LLC

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           The six-month period ended September 30, 2001 was like no other in history. We are still shocked and saddened by the tragic events of September 11 -- the day when our nation faced multiple terrorist attacks resulting in the deaths of thousands of innocent men, women and children on American soil. We want to extend our thoughts and prayers to the thousands of people affected by this tragedy, and to those of you who lost loved ones on that day.

                           Since our national tragedy, our economy and financial markets, though shaken, stand firm. Not even an unprecedented four-day closing of the national stock exchanges -- the longest stock market disruption in nearly 70 years -- could bring our state-of-the-art financial system to its knees. And from this strong foundation we will press on. The Dow Jones Industrial Average(1), while shedding 1,370 points the week after reopening, has managed to recapture all but a few hundred points of that decline. Of course, reports measuring the full economic impact of the September 11 attacks have yet to be released. Therefore, we caution that the markets -- while seeming to discount weak economic and profit performance -- could still be tested in the weeks ahead.

                           Though uncertainty persists, we believe lower interest rates, tax cuts, government spending and lower energy prices will help spur economic growth. Consumers already seem to be returning to more normal spending patterns. The Federal Reserve (the Fed) has done its part to aid the economy by cutting interest rates eight times so far this year. And the Fed could push interest rates lower if economic weakness continues. Long-term interest rates have also dropped, which should cushion the mortgage and housing sectors against the rise in unemployment.

                           While there are a number of positives to focus on, recession is now the consensus expectation, with the timing of a recovery still uncertain. Prior to the attacks, many stocks within economically sensitive industries had already fallen to recessionary levels. The post-attack environment calls for a more severe slowdown, but the massive liquidity introduced by the Fed and additional fiscal stimulus measures planned by the U.S. Congress should induce a more robust rebound. The rebound could also be enhanced if oil prices continue to moderate as they have since September 11.

                           A HISTORICAL PERSPECTIVE
                           History has shown that the financial markets do not like negative surprises or uncertainty. A number of observers have drawn comparisons to the 1990-91 recession and the Gulf War. There are similarities between that period and today, including a weakening American economy prior to war and fears of a protracted Vietnam-style military involvement. Ten years ago, worries persisted that Iraq might use chemical or nuclear weapons against U.S. armed forces and that oil supplies might be severely jeopardized. In response, the Dow Jones Industrial Average dropped 21% between the peak prior to Iraq's invasion of Kuwait and its subsequent low.

                           While we anticipate a similar loss of confidence and consequent pullback in spending, we believe there are important differences between now and then. Policymakers today have much more flexibility in terms of responding to economic malaise. A decade ago, the nation faced large budget deficits and high inflation. In contrast, the U.S. currently has a budget surplus and low inflation. The economy a decade ago also faced a financial services industry weakened by a sharp drop in the real estate market and a near collapse of the savings and loan industry. We believe today's banking system is sound. Finally, oil prices doubled in 1990, from around $20 per barrel to $40 per barrel, as fears escalated over the security of oil supplies. In contrast, oil prices have actually declined since September 11 as OPEC, led by Saudi Arabia, has pledged to hold energy prices at moderate levels.

                           (1)The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. The index is unmanaged and unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           OUR NEAR-TERM OUTLOOK
                           We believe strongly that there are a compelling number of important, positive factors at work today that may augur well for equity investors. The combination of lower interest rates, constrained inflation, increasingly attractive aggregate stock market valuations and the possibility of a substantial fiscal stimulus may provide a favorable backdrop for longer-term equity returns.

                           On the fixed-income side, we believe the best values lie with higher-quality, intermediate-term bonds. In addition, we believe high-quality corporate bonds and mortgage-backed securities, such as Ginnie Maes, will continue to provide a safe haven during these uncertain times because they are backed by the full faith and credit of the U.S. government.

                           In our view, the U.S. economy possesses a tremendous amount of resilience that will pull it through the current crisis. When the economy recovers, we believe it will likely be stronger and healthier than it was immediately before the tragic events of September 11.

                           EVALUATE YOUR NEXT STEPS
                           So, where do we go from here? We encourage you to have a conversation with your investment professional to discuss how you can take advantage of the current market environment as it relates to your long-term investment goals. As a prudent investor, start by reassessing your objectives and circumstances. For example, do today's circumstances change your need for liquid assets? Or is your situation such that the opportunities for long-term gains appear more compelling?

                           We continue to believe that a well-diversified portfolio consisting of high-quality securities remains the best defensive strategy in an environment that is vulnerable to external factors. In our opinion, the proper approach today is to balance both value and growth prospects in establishing a portfolio that will navigate the uncertainty and challenges of the market over the next six months, whatever might transpire on the economic front.

                           OUR CONTINUED COMMITMENT TO YOU
                           At Nations Funds, we are committed to providing you with the tools and information to help you evaluate your investments, especially during uncertain times. We are continually updating our Web site to provide you with the information you need:

                                - Timely fund commentaries and economic updates

                                - Finding the right fit -- the importance of
                                  asset allocation

                                - Strategies for investing in uncertain times

                                - The value of an investment professional

                           Should you have any questions or comments on your semiannual report, please contact your investment professional or call us at 1.800.321.7854. If you don't have an investment professional and would like us to put you in contact with one, just let us know. Or you may visit us online at www.nations-funds.com.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /s/ A. Max Walker
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS
                                                  /s/ Robert H. Gordon
                                                  ROBERT H. GORDON
                                                  PRESIDENT
                                                  BANC OF AMERICA ADVISORS, LLC

                           September 30, 2001

                           P.S. Since September 30, 2001, the Federal Reserve Board has twice reduced the Federal Funds rate, which now stands at 2.00%. This is the lowest the rate has been in 40 years.

TABLE OF CONTENTS

                                     FINANCIAL STATEMENTS
                                     Statements of net assets
                                       Nations Short-Term Income Fund                                3
                                       Nations Short-Intermediate Government Fund                    7
                                       Nations Government Securities Fund                            9
                                       Nations Intermediate Bond Fund                               11
                                       Nations Bond Fund                                            12
                                       Nations Strategic Income Fund                                19
                                       Nations High Yield Bond Fund                                 25
                                     Statements of operations                                       26
                                     Statements of changes in net assets                            28
                                     Schedules of capital stock activity                            32
                                     Financial highlights                                           40
                                     Notes to financial statements                                  54
                                     Statements of net assets -- Nations Master Investment Trust
                                       Nations Intermediate Bond Master Portfolio                   66
                                       Nations High Yield Bond Master Portfolio                     72
                                     Statements of operations                                       79
                                     Statements of changes in net assets                            80
                                     Supplementary data                                             80
                                     Notes to financial statements                                  81

                            ------------------------------------------------------------------------------
                                NATIONS FUNDS                          [DALBAR LOGO]]
                                RECOGNIZED FOR
                                OUTSTANDING                            DALBAR, Inc. is a well-respected
                                INTERMEDIARY AND                       research firm that measures
                                SHAREHOLDER SERVICE                    customer service levels and
                                                                       establishes benchmarks in the
                                IN RECOGNITION OF ITS COMMITMENT TO    financial services industry.
                                PROVIDE INVESTMENT PROFESSIONALS
                                AND SHAREHOLDERS WITH THE HIGHEST
                                LEVEL OF SERVICE IN THE MUTUAL FUND
                                INDUSTRY, NATIONS FUNDS RECEIVED
                                BOTH THE DALBAR INTERMEDIARY
                                SERVICE AWARD AND MUTUAL FUND
                                SERVICE AWARD IN 2000.
                            ------------------------------------------------------------------------------

                     [This page intentionally left blank.]

NATIONS FUNDS
Nations Short-Term Income Fund
  STATEMENT OF NET ASSETS                         SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 19.0%
            ASSET-BACKED -- AUTO LOANS -- 6.8%
 $ 2,500    Americredit Automobile Receivables
              Trust, Series 2001-B, Class A4,
              5.370% 06/12/08......................  $  2,596
   4,766    BankBoston RV Trust, Series 1997-1,
              Class A7,
              6.480% 07/15/08##....................     4,818
   5,000    BMW Vehicle Lease Trust, Series 2000-A,
              Class A4,
              6.670% 10/25/03......................     5,257
   3,500    Ford Credit Auto Owner Trust, Series
              2000-A, Class B,
              7.370% 07/15/04......................     3,738
   2,270    Honda Auto Receivables Owner Trust,
              Series 2000-1, Class A4,
              6.670% 01/16/06......................     2,410
   1,500    MMCA Automobile Trust, Series 2001-1,
              Class A4,
              5.340% 12/15/05......................     1,550
   1,447    MMCA Automobile Trust, Series 2001-2,
              Class B,
              5.750% 06/15/07......................     1,483
   4,000    Nissan Auto Receivables Owner Trust,
              Series 2000-C, Class A3,
              6.720% 08/16/04......................     4,163
   5,000    Premier Auto Trust, Series 1999-1,
              Class A4,
              5.820% 10/08/03......................     5,125
                                                     --------
                                                       31,140
                                                     --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 4.4%
   3,000    Citibank Credit Card Master Trust I,
              Series 1998-3, Class B,
              5.950% 02/07/05......................     3,106
   5,000    Discover Card Master Trust I, Series
              1998-6, Class A,
              5.850% 01/17/06##....................     5,199
   3,936    Fingerhut Master Trust, Series 1998-1,
              Class B,
              6.290% 02/15/05......................     3,978
   3,500    Fleet Credit Card Master Trust, Series
              1999-A, Class A1,
              6.000% 11/15/05......................     3,621
   3,920    Metris Master Trust, Series 1997-1,
              Class B,
              7.110% 10/20/05......................     4,166
                                                     --------
                                                       20,070
                                                     --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 5.1%
  11,477    EQCC Home Equity Loan Trust, Series
              1998-1, Class A4F,
              6.459% 03/15/21##....................    11,815
   7,300    Residential Asset Securities
              Corporation, Series 1999-KS1, Class
              AI3,
              6.110% 05/25/25......................     7,421
   4,000    Residential Asset Securities
              Corporation, Series 2000-KS5, Class
              AI2,
              6.935% 10/25/20......................     4,130

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            ASSET-BACKED -- HOME EQUITY LOANS -- (CONTINUED)
 $    93    Southern Pacific Secured Assets
              Corporation, Series 1998-1, Class A2,
              6.270% 02/25/18......................  $     93
                                                     --------
                                                       23,459
                                                     --------
            ASSET-BACKED -- OTHER -- 2.7%
   1,260    Augusta Funding Ltd. IV, Class A1,
              6.250% 11/15/02(*)...................     1,298
   7,926    First Sierra Receivables, Series
              1999-1, Class A4,
              5.730% 09/15/04......................     8,129
   3,011    PSE&G Transition Funding LLC, Series
              2001-1, Class A1,
              5.460% 06/15/04......................     3,050
                                                     --------
                                                       12,477
                                                     --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $84,178).......................    87,146
                                                     --------
            CORPORATE BONDS AND NOTES -- 41.0%
            AUTOMOTIVE -- 2.0%
   1,889    Delphi Automotive Systems Corporation,
              6.125% 05/01/04......................     1,904
   3,000    ERAC USA Finance Company,
              7.500% 06/15/03(*)##.................     3,180
   3,000    PACCAR Financial Corporation,
              5.830% 03/14/03......................     3,105
   1,030    Toyota Motor Credit Corporation,
              5.625% 11/13/03......................     1,074
                                                     --------
                                                        9,263
                                                     --------
            BROADCASTING AND CABLE -- 3.1%
   5,000    News America Holdings,
              8.625% 02/01/03......................     5,272
   4,000    Paramount Communications, Sr. Notes,
              7.500% 01/15/02......................     4,045
   5,100    Time Warner Inc.,
              6.100% 12/30/01(*)...................     5,129
                                                     --------
                                                       14,446
                                                     --------
            CHEMICALS -- SPECIALTY -- 0.2%
   1,000    ISP Holdings Inc.,
              9.750% 02/15/02......................       985
                                                     --------
            COMMERCIAL BANKING -- 6.7%
     615    BB&T Corporation,
              7.050% 05/23/03......................       647
   5,050    First Maryland Bancorp,
              8.375% 05/15/02......................     5,204
   2,865    First Union Corporation,
              6.625% 06/15/04......................     3,040
   2,500    First USA Bank, N.A.,
              7.650% 08/01/03......................     2,669
   2,000    Firstar Corporation,
              6.500% 07/15/02......................     2,042
   5,125    Golden State Holdings, Escrow
              Corporation,
              7.000% 08/01/03......................     5,253
   2,000    PNC Funding Corporation,
              6.875% 03/01/03......................     2,084

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Term Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
 $ 4,000    Popular, Inc., MTN,
              6.375% 09/15/03......................  $  4,183
   5,000    Wells Fargo & Company,
              5.750% 02/01/03......................     5,162
                                                     --------
                                                       30,284
                                                     --------
            COMPUTER SERVICES -- 0.3%
     348    Comdisco, Inc.,
              6.340% 01/11/02(b)(c)................       249
     604    Comdisco, Inc.,
              6.000% 01/30/02(b)(c)................       435
     799    Comdisco, Inc.,
              7.250% 09/20/02(b)(c)................       579
                                                     --------
                                                        1,263
                                                     --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.5%
   2,125    Compaq Computer Corporation,
              7.450% 08/01/02......................     2,177
                                                     --------
            CONGLOMERATES -- 1.2%
   5,500    Waste Management, Inc.,
              7.700% 10/01/02......................     5,692
                                                     --------
            CONSUMER CREDIT AND MORTGAGES -- 1.2%
   2,000    Countrywide Home Loans, Inc.,
              5.250% 06/15/04......................     2,050
   3,250    Washington Mutual Inc.,
              8.250% 10/01/02......................     3,385
                                                     --------
                                                        5,435
                                                     --------
            DEPARTMENT AND DISCOUNT STORES -- 1.6%
   4,000    Federated Department Stores, Inc.,
              8.500% 06/15/03......................     4,257
   3,230    Sears Roebuck Acceptance Corporation,
              6.860% 10/02/01......................     3,230
                                                     --------
                                                        7,487
                                                     --------
            DIVERSIFIED MANUFACTURING -- 0.3%
   1,500    Bayer Corporation,
              6.500% 10/01/02(*)##.................     1,547
                                                     --------
            ELECTRIC POWER -- NUCLEAR -- 0.4%
   2,000    American Electric Power Company, Inc.,
              5.500% 05/15/03......................     2,041
                                                     --------
            ENERGY -- MISCELLANEOUS -- 1.1%
   3,000    Nisource Finance Corporation,
              7.500% 11/15/03......................     3,181
   2,000    SIUK plc,
              6.375% 11/15/01......................     2,006
                                                     --------
                                                        5,187
                                                     --------
            EXPLORATION AND PRODUCTION -- 0.7%
   3,000    Norcen Energy Resources Ltd.,
              6.800% 07/02/02......................     3,061
                                                     --------
            FINANCE -- MISCELLANEOUS -- 4.1%
   3,000    Associates Corporation of North
              America,
              5.500% 02/15/04......................     3,108
   2,500    CIT Group, Inc., Class A,
              7.500% 11/14/03......................     2,667
   2,000    Ford Motor Credit Company,
              6.125% 04/28/03(a)...................     2,054

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
 $ 3,000    General Motors Acceptance Corporation,
              5.950% 03/14/03......................  $  3,072
   1,900    Heller Financial, Inc., Class A,
              6.000% 03/19/04......................     1,997
   4,000    Household Finance Corporation,
              5.875% 11/01/02......................     4,105
   2,000    International Lease Finance
              Corporation,
              4.910% 04/04/03......................     2,045
                                                     --------
                                                       19,048
                                                     --------
            FOOD AND DRUG STORES -- 0.7%
   3,000    Safeway Inc.,
              6.850% 09/15/04......................     3,187
                                                     --------
            FOOD PRODUCTS -- 0.7%
   3,000    Kellogg Company,
              5.500% 04/01/03......................     3,074
                                                     --------
            HEALTH SERVICES -- 1.1%
   2,100    American Home Products Corporation,
              5.875% 03/15/04......................     2,190
   3,010    HEALTHSOUTH Corporation, Sr. Notes,
              6.875% 06/15/05(a)...................     2,980
                                                     --------
                                                        5,170
                                                     --------
            INSURANCE -- 2.8%
   5,000    Aon Corporation,
              7.400% 10/01/02##....................     5,176
   4,000    Monumental Global Funding II,
              6.950% 10/01/03(*)...................     4,225
   2,000    New York Life Insurance Company,
              6.400% 12/15/03(*)...................     2,108
   1,200    Prudential Financial,
              6.875% 04/15/03(*)...................     1,248
                                                     --------
                                                       12,757
                                                     --------
            INTEGRATED OIL -- 2.1%
   3,500    Phillips Petroleum Company,
              6.650% 03/01/03......................     3,634
   4,000    Union Oil Company of California,
              6.375% 02/01/04......................     4,143
   2,000    Valero Energy Corporation,
              6.750% 12/15/02(*)...................     2,053
                                                     --------
                                                        9,830
                                                     --------
            INVESTMENT SERVICES -- 5.1%
   5,000    Bear Stearns Company, Inc.,
              6.125% 02/01/03##....................     5,143
   4,000    Goldman Sachs Group LP,
              7.125% 03/01/03(*)...................     4,179
   2,500    Lehman Brothers Holdings Inc.,
              6.250% 04/01/03......................     2,588
   2,500    Merrill Lynch & Company, Inc., MTN,
              5.880% 01/15/04......................     2,606
   4,000    Morgan Stanley Dean Witter & Company,
              7.375% 04/15/03......................     4,218
   4,000    Salomon, Inc.,
              6.750% 02/15/03......................     4,174
                                                     --------
                                                       22,908
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

NATIONS FUNDS
Nations Short-Term Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- 0.5%
 $ 2,120    Abbott Laboratories,
              5.125% 07/01/04......................  $  2,195
                                                     --------
            OIL REFINING AND MARKETING -- 0.4%
   1,850    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03......................     1,903
                                                     --------
            PAPER AND FOREST PRODUCTS -- 0.5%
   2,259    International Paper Company,
              8.000% 07/08/03......................     2,402
                                                     --------
            RAILROADS, TRUCKING AND SHIPPING -- 1.0%
   2,000    FedEx Corporation,
              6.625% 02/12/04......................     2,080
   2,500    Illinois Central Railroad Company,
              6.750% 05/15/03......................     2,603
                                                     --------
                                                        4,683
                                                     --------
            TELECOMMUNICATIONS SERVICES -- 0.4%
   2,000    WorldCom, Inc. - WorldCom Group,
              6.500% 05/15/04......................     2,055
                                                     --------
            UTILITIES -- MISCELLANEOUS -- 2.3%
   4,750    Consumers Energy Company,
              6.375% 09/15/03......................     4,788
   3,000    Dominion Resources, Inc.,
              6.000% 01/31/03##....................     3,083
   2,500    Transcontinental Gas Pipeline,
              8.875% 09/15/02......................     2,612
                                                     --------
                                                       10,483
                                                     --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $182,570)......................   188,563
                                                     --------
            MORTGAGE-BACKED SECURITIES -- 3.5%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.6%
   3,000    Fannie Mae Whole Loan, Series 2001-W1,
              Class AF3,
              5.690% 06/25/29##....................     3,071
   4,000    Mall of America Capital Company LLC,
              Series 2000-1, Class B,
              3.901%** 03/12/05....................     3,997
                                                     --------
                                                        7,068
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 0.8%
 $ 2,649    6.000% 11/01/03 - 11/01/04.............  $  2,698
     358    6.500% 08/01/04........................       369
     534    7.500% 11/01/09........................       560
                                                     --------
                                                        3,627
                                                     --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 1.1%
   5,109    6.375% 04/20/22........................     5,201
                                                     --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $15,703).......................    15,896
                                                     --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 19.0%
            FEDERAL HOME LOAN BANK (FHLB) -- 1.3%
   5,950    5.125% 09/15/03##......................     6,169
                                                     --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) --
              6.4%
  24,700    5.750% 07/15/03(a).....................    25,831
   3,500    6.775% 11/01/03........................     3,694
                                                     --------
                                                       29,525
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 11.3%
  30,000    5.000% 02/14/03##......................    30,881
  10,250    5.750% 04/15/03........................    10,686
   9,515    5.625% 05/14/04(a).....................    10,009
                                                     --------
                                                       51,576
                                                     --------
            TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS
              (Cost $85,712).......................    87,270
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 10.5%
            U.S. TREASURY NOTES -- 5.4%
  24,000    5.875% 09/30/02(a).....................    24,792
                                                     --------
            U.S. TREASURY STRIPS -- 5.1%
  26,405    Principal only,
              3.560%*** 11/15/04...................    23,639
                                                     --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $48,070).......................    48,431
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Term Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

SHARES                                              VALUE
 (000)                                              (000)
-----------------------------------------------------------
          INVESTMENT COMPANIES -- 23.6% (Cost $108,196)
108,196   Nations Cash Reserves#................    108,196
                                                   --------
          TOTAL INVESTMENTS
            (Cost $524,429*)............   116.6%   535,502
                                                   --------
          OTHER ASSETS AND
            LIABILITIES (NET)...........   (16.6)%
          Cash..................................   $    807
          Receivable for investment securities
            sold................................     22,810
          Receivable for Fund shares sold.......      4,508
          Interest receivable...................      5,677
          Variation margin/due to broker........        (35)
          Collateral on securities loaned.......    (80,131)
          Payable for Fund shares redeemed......       (380)
          Investment advisory fee payable.......        (72)
          Administration fee payable............        (79)
          Shareholder servicing and distribution
            fees payable........................        (27)
          Distributions payable.................     (1,716)
          Payable for investment securities
            purchased...........................    (26,883)
          Accrued Trustees' fees and expenses...        (46)
          Accrued expenses and other
            liabilities.........................       (864)
                                                   --------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...............................    (76,431)
                                                   --------
          NET ASSETS....................   100.0%  $459,071
                                                   ========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on
            investments sold....................   $(10,368)
          Net unrealized appreciation of
            investments and futures contracts...     12,145
          Paid-in capital.......................    457,294
                                                   --------
          NET ASSETS............................   $459,071
                                                   ========


                                                    VALUE
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($395,769,808 / 39,706,294 shares
            outstanding)........................      $9.97
                                                      -----
                                                      -----
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($50,055,854 / 5,016,892
            shares outstanding).................      $9.98
                                                      -----
                                                      -----
          Maximum sales charge..................      1.00%
          Maximum offering price per share......     $10.08

          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($2,587,925 / 259,556 shares
            outstanding)........................      $9.97
                                                      -----
                                                      -----
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($10,657,701 / 1,068,781
            shares outstanding).................      $9.97
                                                      -----
                                                      -----

---------------

  * Federal Income Tax Information: Net unrealized appreciation of $11,073 on investment securities was comprised of gross appreciation of $11,159 and gross depreciation of $86 for federal income tax purposes. At September 30, 2001, the aggregate cost of securities for federal income tax purposes was $524,429.
 ** Variable rate note. The interest rate shown reflects the rate in effect at September 30, 2001.
*** Zero coupon security. The rate shown reflects the yield to maturity at September 30, 2001.
(*) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
  #  Money market mutual fund registered under the Investment
     Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $80,131.
 ## All or a portion of security segregated as collateral for futures contracts and TBA.
(a) All or portion of security was on loan at September 30, 2001. The aggregate cost and market value of securities on loan at September 30, 2001, is $76,396 and $77,329, respectively.
(b)  Issue in default.
(c)  Issuer in bankruptcy.
ABBREVIATIONS:
     MTN -- Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

NATIONS FUNDS
Nations Short-Intermediate Government Fund
  STATEMENT OF NET ASSETS                         SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 62.0%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 6.2%
 $ 9,350    Chase Manhattan Bank - First Union
              National, Series 1999-1, Class A2,
              7.439% 07/15/09......................  $ 10,334
   5,000    DLJ Commercial Mortgage Corporation,
              Series 1999-CG2, Class A1B,
              7.300% 06/10/09......................     5,484
   7,850    First Union National Bank Commercial
              Mortgage, Series 1999-C4, Class A2,
              7.390% 11/15/09......................     8,691
   4,265    PNC Mortgage Acceptance Corporation,
              Series 1999-CM1, Class A1B,
              7.330% 10/10/09......................     4,695
   4,664    PNC Mortgage Acceptance Corporation,
              Series 2001-C1, Class A1,
              5.910% 03/12/34......................     4,793
     492    Vendee Mortgage Trust, Series 1994-3A,
              Class 1H,
              6.500% 12/15/01......................       493
                                                     --------
                                                       34,490
                                                     --------
            FEDERAL HOME LOAN BANK (FHLB) -- 3.2%
  17,300    4.875% 04/16/04##......................    17,901
                                                     --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 5.8%
  13,000    6.250% 07/15/04........................    13,892
  17,533    7.000% 11/01/30........................    18,171
                                                     --------
                                                       32,063
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 36.2%
   3,082    7.000% 05/18/04........................     3,091
  40,000    6.500% 08/15/04(a).....................    43,095
  31,500    5.500% 02/15/06(a).....................    33,109
   3,370    6.150% 03/01/08........................     3,531
  12,520    6.270% 06/01/08........................    13,191
   3,097    9.000% 04/01/16........................     3,300
  23,822    6.000% 07/01/16........................    24,217
   4,846    8.500% 04/01/17........................     5,196
  28,000    6.500% 02/01/31(b).....................    28,472
  33,850    6.000% 08/01/31(b).....................    33,723
   8,130    7.000% 09/01/31(b).....................     8,409
                                                     --------
                                                      199,334
                                                     --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
              (GNMA) CERTIFICATES -- 10.6%
   7,650    6.375% 04/20/22........................     7,784
   9,484    7.500% 02/15/24 - 04/15/26.............     9,975
   6,171    7.000% 01/16/28........................     6,192
   7,311    5.500%** 06/20/29......................     7,392

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
              (GNMA) CERTIFICATES -- (CONTINUED)
 $ 9,885    6.500% 07/15/29........................  $ 10,116
  16,388    8.000% 06/15/30........................    17,251
                                                     --------
                                                       58,710
                                                     --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $329,565)......................   342,498
                                                     --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 4.3%
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) -- 4.3%
  19,000    5.750% 07/15/03(a).....................    19,869
   3,675    6.775% 11/01/03........................     3,879
                                                     --------
            TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              (Cost $23,293).......................    23,748
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 29.2%
            U.S. TREASURY NOTES -- 15.4%
   8,500    5.750% 04/30/03(a).....................     8,904
  59,200    5.750% 08/15/03(a).....................    62,335
  12,600    7.000% 07/15/06(a).....................    14,266
                                                     --------
                                                       85,505
                                                     --------
            U.S. TREASURY STRIPS -- 13.8%
  58,400    Interest only,
              3.958%*** 05/15/06(a)................    48,708
  31,200    Interest only,
              5.001%*** 05/15/11(a)................    19,390
   7,100    Principal only,
              3.566%*** 11/15/04...................     6,356
   5,100    Principal only,
              5.823%*** 11/15/21...................     1,606
                                                     --------
                                                       76,060
                                                     --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $160,012)......................   161,565
                                                     --------
            SHORT TERM INVESTMENTS -- 2.5%
              (Cost $13,994)
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 2.5%
  14,000    Discount note 10/09/01.................    13,994
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Intermediate Government Fund
  STATEMENT OF NET ASSETS (CONTINUED)          SEPTEMBER 30, 2001 (UNAUDITED)

SHARES                                              VALUE
 (000)                                              (000)
-----------------------------------------------------------
          INVESTMENT COMPANIES -- 48.0%
            (Cost $265,162)
265,162   Nations Cash Reserves#................    265,162
                                                   --------
          TOTAL INVESTMENTS
            (Cost $792,026*).............  146.0%   806,967
                                                   --------
          OTHER ASSETS AND
            LIABILITIES (NET)............  (46.0)%
          Unrealized appreciation on interest
            rate swap contracts.................   $  1,432
          Receivable for investment securities
            sold................................    111,923
          Receivable for Fund shares sold.......      1,250
          Interest receivable...................      4,623
          Variation margin/due to broker........       (116)
          Collateral on securities loaned.......   (204,399)
          Payable for Fund shares redeemed......       (847)
          Investment advisory fee payable.......       (135)
          Administration fee payable............        (99)
          Shareholder servicing and distribution
            fees payable........................        (32)
          Due to custodian......................        (95)
          Distributions payable.................     (2,022)
          Payable for investment securities
            purchased...........................   (165,187)
          Accrued Trustees' fees and expenses...        (60)
          Accrued expenses and other
            liabilities.........................       (553)
                                                   --------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)...................   (254,317)
                                                   --------
          NET ASSETS.....................  100.0%  $552,650
                                                   ========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on
            investments sold and futures
            contracts...........................   $(11,627)
          Net unrealized appreciation of
            investments and futures contracts...     16,224
          Paid-in capital.......................    548,053
                                                   --------
          NET ASSETS............................   $552,650
                                                   ========


                                                    VALUE
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($491,678,032 / 115,780,351 shares
            outstanding)........................      $4.25
                                                      -----
                                                      -----
          PRIMARY B SHARES:
          Net asset value, offering and
            redemption price per share
            ($146,976 / 34,614 shares
            outstanding)........................      $4.25
                                                      -----
                                                      -----
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($44,562,989 / 10,498,370
            shares outstanding).................      $4.24
                                                      -----
                                                      -----
          Maximum sales charge..................      3.25%
          Maximum offering price per share......      $4.38

          INVESTOR B SHARES:
          Net asset value and offering price per
            share(+) ($12,173,475 / 2,866,114
            shares outstanding).................      $4.25
                                                      -----
                                                      -----
          INVESTOR C SHARES:
          Net asset value and offering price per
            share(+) ($4,088,330 / 963,728
            shares outstanding).................      $4.24
                                                      -----
                                                      -----

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $14,941 on investment securities was comprised of gross appreciation of $15,400 and gross depreciation of $459 for federal income tax purposes. At September 30, 2001, the aggregate cost of securities for federal income tax purposes was $792,026.

 ** Variable rate note. The interest rate shown reflects the rate in effect at September 30, 2001.

 *** Zero coupon security. The rate shown reflects the yield to maturity at September 30, 2001.

 (+) The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $204,399.

 ## All or a portion of security segregated as collateral for futures contracts and TBA.

 (a) All or portion of security was on loan at September 30, 2001. The aggregate cost and market value of securities on loan at September 30, 2001, is $194,415 and $198,966, respectively.

 (b) TBA -- Securities purchased on a forward commitment basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

NATIONS FUNDS
Nations Government Securities Fund
  STATEMENT OF NET ASSETS                         SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 0.4%
              (Cost $1,148)
            ASSET-BACKED -- OTHER -- 0.4%
 $ 1,148    Export Funding Trust, Series 1995-A,
              Class A,
              8.210% 12/29/06......................  $  1,290
                                                     --------
            MORTGAGE-BACKED SECURITIES -- 65.5%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 4.3%
   1,265    Chase Manhattan Bank - First Union
              National, Series 1999-1, Class A2,
              7.439% 07/15/09......................     1,398
   4,585    First Union National Bank Commercial
              Mortgage, Series 1999-C4, Class A2,
              7.390% 11/15/09......................     5,076
     725    GE Capital Commercial Mortgage
              Corporation, Series 2000-1, Class A2,
              6.496% 12/15/10......................       763
   1,200    PNC Mortgage Acceptance Corporation,
              Series 2000-C1, Class A2,
              7.610% 02/15/10......................     1,335
   3,835    PNC Mortgage Acceptance Corporation,
              Series 2001-C1, Class A1,
              5.910% 03/12/34......................     3,941
  38,677    Vendee Mortgage Trust, Series 1998-1,
              Class 2, Interest only,
              .453%** 09/15/27.....................       470
  36,614    Vendee Mortgage Trust, Series 1998-3,
              Class 1, Interest only,
              .312%** 03/15/29.....................       351
                                                     --------
                                                       13,334
                                                     --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 9.2%
     299    9.000% 02/01/02 - 12/01/16.............       318
  16,400    6.250% 07/15/04........................    17,526
     423    10.000% 05/01/05 - 09/01/18............       459
   1,256    8.500% 01/01/06 - 09/01/20.............     1,337
     241    8.000% 08/01/07 - 05/01/17.............       252
      23    7.500% 08/01/08........................        24
   1,140    9.500% 04/01/18 - 01/01/29.............     1,224
   7,087    6.500% 09/15/25........................     7,364
                                                     --------
                                                       28,504
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 47.5%
     157    7.000% 07/01/03........................       161
   1,116    10.000% 10/01/06 - 04/01/20............     1,189
   2,414    6.135% 08/01/08........................     2,526
      43    8.250% 04/01/09........................        45
      86    7.500% 06/01/09........................        90
      47    8.000% 06/01/09........................        49
  20,400    6.625% 11/15/10 - 11/15/30.............    22,112
     181    8.500% 12/01/11 - 07/01/21.............       191

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- (CONTINUED)
 $16,666    6.000% 07/01/16##......................  $ 16,942
   6,657    6.565% 07/01/16........................     7,001
     597    9.000% 12/01/16 - 09/01/24.............       645
   4,631    9.500% 04/01/20 - 08/01/21.............     5,028
   1,720    6.990% 06/01/23........................     1,817
     817    6.750% 03/18/28........................       826
   8,856    5.500% 02/01/29 - 03/01/29.............     8,571
  45,250    6.500% 02/01/31 - 07/01/31(b)..........    46,014
  16,298    6.000% 04/01/31##......................    16,259
  17,575    6.000% 08/01/31(b).....................    17,509
     300    7.000% 08/01/31(b).....................       310
     182    6.452%** 08/01/36......................       185
                                                     --------
                                                      147,470
                                                     --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 4.5%
     171    9.500% 08/15/02 - 04/20/06.............       182
     228    10.500% 03/15/03 - 04/15/21............       258
     182    10.000% 11/15/03 - 03/15/21............       197
     277    9.000% 06/15/07 - 03/15/27.............       297
   2,484    7.500% 09/15/07 - 04/15/29.............     2,609
     216    7.000% 02/15/09 - 06/15/23.............       226
   1,834    8.500% 10/15/09 - 02/20/29.............     1,970
     255    6.000% 12/15/10........................       263
      32    13.000% 01/15/11 - 04/15/11............        39
   2,864    8.000% 11/15/14 - 07/15/29.............     3,043
      71    11.000% 11/15/15 - 10/20/20............        80
   4,564    6.500% 04/15/29 - 01/15/31.............     4,674
                                                     --------
                                                       13,838
                                                     --------
            TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $197,248)....................   203,146
                                                     --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 0.7%
                (Cost $2,105)
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) -- 0.7%
   2,043    6.775% 11/01/03........................     2,157
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 23.9%
            U.S. TREASURY NOTES -- 3.6%
  10,500    5.750% 08/15/03(a).....................    11,056
                                                     --------
            U.S. TREASURY STRIPS -- 20.3%
  29,700    Interest only,
                3.958%*** 05/15/06(a)..............    24,771
  24,100    Interest only,
                5.001%*** 05/15/11(a)..............    14,977
   7,000    Interest only,
                5.843%*** 11/15/21(a)..............     2,196
   5,600    Principal only,
                3.566%*** 11/15/04.................     5,013

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Government Securities Fund
  STATEMENT OF NET ASSETS (CONTINUED)          SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            U.S. TREASURY STRIPS -- (CONTINUED)
 $34,095    Principal only,
                5.823%*** 11/15/21.................  $ 10,738
  23,500    Principal only,
                5.763%*** 11/15/27(a)..............     5,325
                                                     --------
                                                       63,020
                                                     --------
            TOTAL U.S. TREASURY OBLIGATIONS
                (Cost $72,866).....................    74,076
                                                     --------
            SHORT TERM INVESTMENTS -- 8.1%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) CERTIFICATES -- 8.1%
  20,000    Discount note 10/01/01.................    19,999
   5,000    Discount note 10/09/01.................     4,998
                                                     --------
                                                       24,997
                                                     --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.0%+
       1    9.500% 11/20/01........................         1
                                                     --------
            TOTAL SHORT TERM INVESTMENTS
              (Cost $24,998) ......................    24,998
                                                     --------


SHARES
(000)
------
         INVESTMENT COMPANIES -- 30.3%
           (Cost $94,088)
94,088   Nations Cash Reserves#.................   $ 94,088
                                                   --------
         TOTAL INVESTMENTS
           (Cost $392,453*)..............  128.9%   399,755
                                                   --------
         OTHER ASSETS AND
           LIABILITIES (NET).............  (28.9)%
         Unrealized appreciation on interest
           rate swaps...........................   $    891
         Receivable for investment securities
           sold.................................     71,941
         Receivable for Fund shares sold........        962
         Interest receivable....................      2,314
         Variation margin/due to broker.........        (12)
         Collateral on securities loaned........    (31,629)
         Payable for Fund shares redeemed.......     (3,092)
         Investment advisory fee payable........       (100)
         Administration fee payable.............        (43)
         Shareholder servicing and distribution
           fees payable.........................        (77)
         Due to custodian.......................       (102)
         Distributions payable..................     (1,074)
         Payable for investment securities
           purchased............................   (129,225)
         Accrued Trustees' fees and expenses....        (67)
         Accrued expenses and other
           liabilities..........................       (418)
                                                   --------
         TOTAL OTHER ASSETS AND
           LIABILITIES (NET)....................    (89,731)
                                                   --------
         NET ASSETS......................  100.0%  $310,024
                                                   ========
                                                    VALUE
                                                    (000)
-----------------------------------------------------------
         NET ASSETS CONSIST OF:
         Distributions in excess of net
           investment income....................   $   (394)
         Accumulated net realized loss on
           investments sold and futures
           contracts............................    (19,412)
         Net unrealized appreciation of
           investments and futures contracts....      8,441
         Paid-in capital........................    321,389
                                                   --------
         Net assets.............................   $310,024
                                                   ========
         PRIMARY A SHARES:
         Net asset value, offering and
           redemption price per share
           ($202,328,956 / 20,045,266 shares
           outstanding).........................     $10.09
                                                     ------
                                                     ------
         INVESTOR A SHARES:
         Net asset value and redemption price
           per share ($59,865,272 / 5,938,190
           shares outstanding)..................     $10.08
                                                     ------
                                                     ------
         Maximum sales charge...................      4.75%
         Maximum offering price per share.......     $10.58

         INVESTOR B SHARES:
         Net asset value and offering price per
           share(+) ($45,374,950 / 4,495,440
           shares outstanding)..................     $10.09
                                                     ------
                                                     ------
         INVESTOR C SHARES:
         Net asset value and offering price per
           share(+) ($2,454,433 / 243,899 shares
           outstanding).........................     $10.06
                                                     ------
                                                     ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $7,302 on investment securities was comprised of gross appreciation of $7,963 and gross depreciation of $661 for federal income tax purposes. At September 30, 2001, the aggregate cost of securities for federal income tax purposes was $392,453.

 ** Variable rate note. The interest rate shown reflects the rate in effect at September 30, 2001.

 *** Zero coupon security. The rate shown reflects the yield to maturity at September 30, 2001.

 (+) The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $31,629.

 ## All or a portion of security segregated as collateral for futures contracts and TBA.

 (a) All or portion of security was on loan at September 30, 2001. The aggregate cost and market value of securities on loan at September 30, 2001, is $30,326 and $30,758, respectively.

 (b) TBA -- Securities purchased on a forward commitment basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

NATIONS FUNDS
Nations Intermediate Bond Fund
  STATEMENT OF NET ASSETS                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                    VALUE
                                                    (000)
-----------------------------------------------------------
          INVESTMENT COMPANIES -- 100.1%
          Investment in Nations Master
            Investment Trust, Intermediate Bond
            Master
            Portfolio*..........................
                                                   $142,612
                                                   --------
          TOTAL INVESTMENTS..............  100.1%   142,612
                                                   --------
          OTHER ASSETS AND LIABILITIES
            (NET)........................   (0.1)%
          Administration fee payable............   $     (8)
          Shareholder servicing and distribution
            fees payable........................        (24)
          Accrued Trustees' fees and expenses...        (37)
          Accrued expenses and other
            liabilities.........................        (17)
                                                   --------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...............................        (86)
                                                   --------
          NET ASSETS.....................  100.0%  $142,526
                                                   ========
          NET ASSETS CONSIST OF:
          Undistributed net investment income...   $    140
          Accumulated net realized loss on
            investment..........................     (2,171)
          Net unrealized appreciation of
            investment..........................      3,577
          Paid-in capital.......................    140,980
                                                   --------
          NET ASSETS............................   $142,526
                                                   ========



                                                    VALUE
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            (75,506,722 / 7,821,887 shares
            outstanding)........................      $9.65
                                                      -----
                                                      -----
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share (62,433,900 / 6,452,430
            shares outstanding).................      $9.68
                                                      -----
                                                      -----
          Maximum sales charge..................      5.75%
          Maximum offering price per share......     $10.27

          INVESTOR B SHARES:
          Net asset value and offering price per
            share(+) (3,454,941 / 358,498 shares
            outstanding)........................      $9.64
                                                      -----
                                                      -----
          INVESTOR C SHARES:
          Net asset value and offering price per
            share(+) (1,130,101 / 106,221 shares
            outstanding)........................     $10.64
                                                     ------
                                                     ------

---------------

  *  The financial statements of the Intermediate Bond Master
     Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Intermediate Bond Fund's financial statements.
(+) The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS                         SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 8.1%
            ASSET-BACKED -- AUTO LOANS -- 3.4%
$  2,850    ANRC Auto Owner Trust, Series
              1999-A, Class A3,
              6.750% 12/15/03...................  $    2,892
   2,450    Capital Auto Receivables Asset
              Trust, Series 2000-1, Class A3,
              6.960% 11/17/03...................       2,455
   4,500    Capital Auto Receivables Asset
              Trust, Series 2000-2, Class A2,
              6.510% 04/15/03##.................       4,531
   8,613    Chase Manhattan Auto Owner Trust,
              Series 1998-A, Class A4,
              5.800% 12/16/02##.................       8,707
  10,125    Chase Manhattan Auto Owner Trust,
              Series 2000-A, Class A2,
              6.300% 06/15/03##.................      10,233
   2,677    CPS Auto Trust, Series 1998-4, Class
              A3,
              5.740% 09/15/03...................       2,724
  25,000    Distribution Financial Services RV
              Trust, Series 1999-1, Class A4,
              5.840% 10/17/11...................      25,785
   5,500    Ford Credit Auto Owner Trust, Series
              1998-C, Class C,
              6.300% 04/15/03...................       5,541
   5,000    Honda Auto Receivables Owner Trust,
              Series 1999-1, Class A4,
              5.350% 10/15/04...................       5,083
   3,780    MMAC Automobile Trust, Series
              2000-2, Class A2,
              6.720% 07/15/03##.................       3,831
  11,625    Premier Auto Trust, Series 1998-1,
              Class B,
              5.920% 10/06/04##.................      11,883
   2,432    Premier Auto Trust, Series 1998-3,
              Class A4,
              5.960% 10/08/02...................       2,458
                                                  ----------
                                                      86,123
                                                  ----------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 1.4%
   2,000    Citibank Credit Card Master Trust I,
              Series 1997-2, Class B,
              6.700% 02/15/04##.................       2,027
   2,500    Discover Card Master Trust I, Series
              2001-4, Class A,
              3.578%** 10/16/06.................       2,501
   2,650    Fleet Credit Card Master Trust II,
              Series 1999-A, Class A,
              3.598%** 09/15/04.................       2,651
  15,000    Metris Master Trust, Series 1997-1,
              Class B,
              7.110% 10/20/05...................      15,942
  10,000    World Financial Network Credit Card
              Master Trust, Series 1996-B, Class
              A,
              6.950% 04/15/06...................      10,573
                                                  ----------
                                                      33,694
                                                  ----------

PRINCIPAL
 AMOUNT                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            ASSET-BACKED -- HOME EQUITY LOANS -- 2.1%
$  6,075    Amresco Residential Securities
              Mortgage Loan Trust, Series
              1996-2, Class A1,
              7.925% 05/25/27...................  $    6,059
   3,620    Block Mortgage Finance Inc., Series
              1997-2, Class A6,
              2.871%** 05/25/27.................       3,619
   1,960    Bombardier Capital Mortgage
              Securitization, Series 1998-A,
              Class A3,
              6.230% 04/15/28...................       2,011
   8,548    First Alliance Mortgage Loan Trust,
              Series 1994-2, Class A1,
              7.625% 07/25/25...................       8,975
   6,550    IMC Home Equity Loan Trust, Series
              1997-5, Class A7,
              6.900% 01/20/22...................       6,696
   2,070    Residential Asset Securities
              Corporation, Series 1999-KS1,
              Class AI3,
              6.110% 05/25/25...................       2,104
   2,665    Residential Asset Securities
              Corporation, Series 1999-KS1,
              Class AI4,
              6.280% 08/25/25...................       2,746
  16,000    Residential Funding Mortgage
              Securities II, Series 2001-HS3,
              Class AI1,
              2.880%** 08/25/12.................      16,000
   2,709    Sovereign Bank Home Equity Loan
              Trust, Series 2000-1, Class A1,
              7.260% 02/25/15##.................       2,733
                                                  ----------
                                                      50,943
                                                  ----------
            ASSET-BACKED -- OTHER -- 1.2%
     448    Caterpillar Financial Asset Trust,
              Series 1998-A, Class A3,
              5.850% 04/25/03...................         449
   1,404    Chase Manhattan Marine Owner Trust,
              Series 1997-A, Class A5,
              6.420% 10/15/09##.................       1,422
  29,000    Mall of America Capital Company LLC,
              Series 2000-1, Class A,
              3.801%** 03/12/10##...............      29,019
                                                  ----------
                                                      30,890
                                                  ----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $198,509)...................     201,650
                                                  ----------
            CORPORATE BONDS AND NOTES -- 35.2%
            AIRLINES -- 0.3%
   7,580    US Airways, Inc.,
              8.020% 02/05/19...................       7,815
                                                  ----------
            AUTOMOTIVE -- 2.9%
   8,000    Chrysler Financial Corporation LLC,
              5.400% 01/15/02##.................       8,042
  12,106    Delphi Automotive Systems
              Corporation,
              6.125% 05/01/04...................      12,201
  14,500    Ford Motor Credit Company,
              3.810%** 01/22/02.................      14,498
  12,425    Ford Motor Credit Company,
              7.600% 08/01/05...................      13,098
   2,900    General Motors Acceptance
              Corporation,
              5.350% 12/07/01...................       2,910

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            AUTOMOTIVE -- (CONTINUED)
$ 10,000    General Motors Acceptance
              Corporation,
              5.500% 01/14/02...................  $   10,041
   5,100    General Motors Acceptance
              Corporation,
              6.150% 04/05/07...................       5,058
   7,000    Toyota Motor Credit Corporation,
              5.625% 11/13/03...................       7,300
                                                  ----------
                                                      73,148
                                                  ----------
            BEVERAGES -- 0.1%
   3,750    Panamerican Beverages, Inc.,
              7.250% 07/01/09...................       3,586
                                                  ----------
            BROADCASTING AND CABLE -- 1.0%
   1,145    Adelphia Communications Corporation,
              Class A,
              10.250% 06/15/11..................         996
   1,182    British Sky Broadcasting Group plc,
              6.875% 02/23/09...................       1,110
   6,175    Clear Channel Communications, Inc.,
              7.250% 09/15/03##.................       6,480
   2,080    Spanish Broadcasting Systems, Inc.,
              Class A,
              9.625% 11/01/09...................       1,830
   9,500    Time Warner Inc.,
              6.100% 12/30/01(-)................       9,554
   3,405    Time Warner Inc.,
              8.110% 08/15/06...................       3,809
                                                  ----------
                                                      23,779
                                                  ----------
            BUILDING MATERIALS -- 0.3%
   2,150    American Standard Inc.,
              7.125% 02/15/03...................       2,118
   1,000    American Standard Inc.,
              7.375% 04/15/05...................         990
   1,220    Hercules Inc.,
              11.125% 11/15/07(-)...............       1,171
   3,170    Nortek, Inc.,
              9.875% 06/15/11(a)................       2,742
                                                  ----------
                                                       7,021
                                                  ----------
            CHEMICALS -- BASIC -- 0.3%
   3,800    IMC Global Inc.,
              7.400% 11/01/02...................       3,665
   2,960    Lyondell Chemical Company,
              9.875% 05/01/07...................       2,679
                                                  ----------
                                                       6,344
                                                  ----------
            CHEMICALS -- SPECIALTY -- 1.1%
     605    Equistar Chemicals, L.P.,
              9.125% 03/15/02...................         600
  16,402    ISP Holdings Inc.,
              9.750% 02/15/02...................      16,157
   1,475    ISP Holdings Inc.,
              9.000% 10/15/03...................       1,431
   3,530    Methanex Corporation,
              7.400% 08/15/02...................       3,555

PRINCIPAL
 AMOUNT                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            CHEMICALS -- SPECIALTY -- (CONTINUED)
$  3,255    NL Industries, Inc.,
              11.750% 10/15/03..................  $    3,206
   3,059    Praxair, Inc.,
              6.500% 03/01/08(a)................       3,163
                                                  ----------
                                                      28,112
                                                  ----------
            COMMERCIAL BANKING -- 1.2%
  11,570    Bank One Corporation,
              6.000% 08/01/08##.................      11,644
   3,462    Capital One Bank,
              6.500% 07/30/04...................       3,504
   8,914    Capital One Bank,
              8.250% 06/15/05##.................       9,332
   1,210    First Union Corporation,
              7.550% 08/18/05(a)................       1,320
   1,900    PNC Funding Corporation,
              7.000% 09/01/04...................       2,034
   1,564    U.S. Bank NA,
              6.375% 08/01/11...................       1,612
                                                  ----------
                                                      29,446
                                                  ----------
            COMPUTER SERVICES -- 0.5%
   1,110    Comdisco, Inc.,
              6.650% 11/13/01##(d)(e)...........         799
   1,000    Comdisco, Inc.,
              6.375% 11/30/01##(d)(e)...........         720
   1,291    Comdisco, Inc.,
              6.340% 01/11/02(d)(e).............         923
  11,440    Comdisco, Inc.,
              6.000% 01/30/02##(d)(e)...........       8,237
   1,870    Comdisco, Inc.,
              7.250% 09/20/02(d)(e).............       1,356
     800    Electronic Data Systems Corporation,
              6.850% 10/15/04...................         846
                                                  ----------
                                                      12,881
                                                  ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.9%
  18,741    Compaq Computer Corporation,
              7.450% 08/01/02##.................      19,198
   2,670    Seagate Technology International,
              12.500% 11/15/07(-)...............       2,657
                                                  ----------
                                                      21,855
                                                  ----------
            CONGLOMERATES -- 0.1%
   2,535    Waste Management, Inc.,
              7.375% 08/01/10...................       2,683
                                                  ----------
            CONSUMER CREDIT AND MORTGAGES -- 0.4%
  10,683    Countrywide Home Loans, Inc.,
              5.250% 06/15/04##.................      10,952
                                                  ----------
            CONSUMER SERVICES -- 0.1%
   2,207    The Dow Chemical Company,
              6.125% 02/01/11...................       2,245
                                                  ----------
            DEPARTMENT AND DISCOUNT STORES -- 0.3%
   1,230    Kmart Corporation,
              9.375% 02/01/06...................       1,156
   6,940    Wal-Mart Stores, Inc.,
              5.450% 08/01/06(a)................       7,199
                                                  ----------
                                                       8,355
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            DIVERSIFIED ELECTRONICS -- 0.9%
$ 18,080    Arrow Electronics, Inc.,
              4.820%** 10/05/01##...............  $   18,081
   3,775    DPL Inc.,
              6.875% 09/01/11(-)................       3,826
                                                  ----------
                                                      21,907
                                                  ----------
            DIVERSIFIED MANUFACTURING -- 0.2%
   1,320    FiberMark, Inc.,
              10.750% 04/15/11(-)(a)............       1,181
   3,550    The Scotts Company, Class A,
              8.625% 01/15/09...................       3,479
                                                  ----------
                                                       4,660
                                                  ----------
            ELECTRIC POWER -- NON NUCLEAR -- 2.5%
   4,790    AES Corporation,
              8.750% 12/15/02...................       4,694
  20,000    American Electric Power Company,
              Inc.,
              3.700% 11/02/01##.................      19,951
  10,310    American Electric Power Company,
              Inc.,
              6.125% 05/15/06##.................      10,657
   4,320    Cinergy Corporation,
              6.250% 09/01/04...................       4,402
   9,185    Consumers Energy Company,
              4.170%** 11/15/01##...............       9,195
   2,820    PSEG Energy Holdings Inc.,
              8.500% 06/15/11(-)................       2,926
   8,515    PSEG Power LLC,
              6.875% 04/15/06(-)(a).............       8,931
   1,095    Tiverton/Rumford Power Association,
              9.000% 07/15/18(-)................       1,073
                                                  ----------
                                                      61,829
                                                  ----------
            ELECTRIC POWER -- NUCLEAR -- 0.5%
  10,800    Exelon Generation Company LLC,
              6.950% 06/15/11(-)................      11,237
                                                  ----------
            ELECTRICAL EQUIPMENT -- 0.1%
   2,691    Flextronics International Ltd.,
              9.875% 07/01/10(a)................       2,637
                                                  ----------
            ENERGY -- MISCELLANEOUS -- 1.1%
  12,000    Nisource Finance Corporation,
              7.500% 11/15/03##.................      12,722
   8,000    Progress Energy, Inc.,
              7.100% 03/01/11...................       8,507
   6,950    SIUK plc,
              6.375% 11/15/01...................       6,972
                                                  ----------
                                                      28,201
                                                  ----------
            EXPLORATION AND PRODUCTION -- 0.5%
  12,400    Pure Resources, Inc.,
              7.125% 06/15/11(-)##..............      12,414
                                                  ----------
            FINANCE -- MISCELLANEOUS -- 4.0%
   2,747    Anadarko Finance Company,
              6.750% 05/01/11...................       2,809
  11,270    Boeing Capital Corporation,
              5.650% 05/15/06##.................      11,319
   1,925    Case Credit Corporation,
              6.125% 10/15/01...................       1,906
     525    Case Credit Corporation,
              6.150% 03/01/02...................         499

PRINCIPAL
 AMOUNT                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
$  3,560    Caterpillar Finance Services
              Corporation,
              5.950% 05/01/06...................  $    3,698
   1,500    Chrysler Financial Corporation LLC,
              5.690% 11/15/01...................       1,503
   9,000    CIT Group, Inc.,
              6.500% 02/07/06##.................       9,477
   8,750    DaimlerChrysler N.A. Holdings,
              6.460% 12/07/01...................       8,784
   6,490    ERAC USA Finance Company,
              6.625% 02/15/05(-)................       6,644
   3,550    ERAC USA Finance Company,
              7.350% 06/15/08(-)................       3,629
  12,000    Heller Financial, Inc., Class A,
              6.000% 03/19/04...................      12,609
   7,550    Household Finance Corporation,
              8.000% 05/09/05...................       8,264
   3,950    Household Finance Corporation,
              6.500% 01/24/06(a)................       4,131
   5,250    Pemex Project Funding Master Trust,
              9.125% 10/13/10(-)................       5,329
   2,000    Progress Capital Holdings,
              5.780% 02/08/02...................       2,021
   7,050    Prudential Funding LLC,
              6.600% 05/15/08(-)................       7,280
  12,000    Transamerica Finance Corporation,
              2.820%** 03/26/02.................      12,014
                                                  ----------
                                                     101,916
                                                  ----------
            FOOD AND DRUG STORES -- 0.4%
   1,900    Fred Meyer, Inc.,
              7.375% 03/01/05...................       2,025
   5,360    Fred Meyer, Inc.,
              7.450% 03/01/08...................       5,672
   1,030    Marsh Supermarkets, Inc.,
              8.875% 08/01/07...................       1,009
                                                  ----------
                                                       8,706
                                                  ----------
            FOOD PRODUCTS -- 1.3%
   3,925    ConAgra Foods, Inc.,
              6.750% 09/15/11...................       4,046
   3,620    Fleming Companies, Inc.,
              10.500% 12/01/04(a)...............       3,584
   7,115    Kellogg Company,
              6.000% 04/01/06...................       7,381
     806    Pilgrim's Pride Corporation, Class
              B,
              9.625% 09/15/11...................         810
   6,904    Sara Lee Corporation,
              6.250% 09/15/11(a)................       7,064
   5,860    Tyson Foods, Inc.,
              7.250% 10/01/06(-)................       5,914
   3,340    Unilever Capital Corporation,
              6.750% 11/01/03...................       3,540
                                                  ----------
                                                      32,339
                                                  ----------
            HEALTH SERVICES -- 1.4%
   4,800    American Home Products Corporation,
              6.250% 03/15/06...................       5,007
   2,085    Beckman Coulter, Inc.,
              7.450% 03/04/08...................       2,193

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            HEALTH SERVICES -- (CONTINUED)
$  2,235    Cardinal Health, Inc.,
              6.750% 02/15/11...................  $    2,356
     680    Dynacare Inc., Class B,
              10.750% 01/15/06..................         683
   3,945    HCA Inc.,
              8.750% 09/01/10...................       4,246
  10,615    HEALTHSOUTH Corporation, Sr. Notes,
              6.875% 06/15/05...................      10,510
   3,765    Magellan Health Services, Inc.,
              9.000% 02/15/08...................       3,501
     790    Select Medical Corporation,
              9.500% 06/15/09(a)................         743
   5,289    Wellpoint Health Networks Inc.,
              6.375% 06/15/06...................       5,441
                                                  ----------
                                                      34,680
                                                  ----------
            HOUSING AND FURNISHING -- 0.3%
   1,037    D.R. Horton, Inc.,
              8.000% 02/01/09...................         933
   2,775    Hanson Overseas B.V.,
              6.750% 09/15/05...................       2,918
     540    Sealy Mattress Company,
              (0.000)% due 12/15/07
              10.875% beginning 12/15/02(a).....         432
   1,559    Standard Pacific Corporation,
              8.500% 04/01/09...................       1,458
   1,620    The Ryland Group, Inc.,
              8.000% 08/15/06...................       1,555
                                                  ----------
                                                       7,296
                                                  ----------
            INSURANCE -- 0.1%
   2,695    Conseco, Inc.,
              8.500% 10/15/02...................       2,399
                                                  ----------
            INVESTMENT SERVICES -- 2.7%
   5,976    Bear Stearns Companies, Inc.,
              7.800% 08/15/07##.................       6,545
   7,165    Credit Suisse First Boston USA,
              5.875% 08/01/06...................       7,375
   7,814    FleetBoston Financial Corporation,
              7.250% 09/15/05...................       8,469
  12,400    Lehman Brothers Holdings Inc.,
              7.750% 01/15/05...................      13,287
   9,850    Merrill Lynch & Company, Inc.,
              6.000% 02/17/09...................       9,872
   4,300    Morgan Stanely Dean Witter &
              Company,
              6.750% 04/15/11...................       4,429
  13,525    Potomac Capital Investment
              Corporation,
              7.550% 11/19/01(-)##..............      13,607
   2,120    Washington Mutual Finance
              Corporation,
              8.250% 06/15/05...................       2,359
                                                  ----------
                                                      65,943
                                                  ----------
            METALS AND MINING -- 0.2%
   4,000    Alcoa Inc.,
              7.375% 08/01/10...................       4,393
   1,665    United States Steel LLC,
              10.750% 08/01/08(-)...............       1,515
                                                  ----------
                                                       5,908
                                                  ----------

PRINCIPAL
 AMOUNT                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            NATURAL GAS PIPELINES -- 1.2%
$ 12,700    KN Energy, Inc.,
              6.650% 03/01/05...................  $   13,211
  15,020    Williams Companies, Inc.,
              6.500% 08/01/06...................      15,434
                                                  ----------
                                                      28,645
                                                  ----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 0.1%
   2,650    SBA Communications Corporation,
              10.250% 02/01/09(-)(a)............       2,120
                                                  ----------
            OIL REFINING AND MARKETING -- 0.9%
   1,580    Ocean Energy, Inc.,
              8.375% 07/01/08...................       1,652
  11,965    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03...................      12,310
   8,117    USX Corporation,
              6.650% 02/01/06...................       8,495
                                                  ----------
                                                      22,457
                                                  ----------
            PACKAGING AND CONTAINERS -- 0.2%
     645    Container Corporation of America,
              10.750% 05/01/02..................         655
   1,280    Container Corporation of America,
              9.750% 04/01/03...................       1,299
   2,280    Crown Cork & Seal Company, Inc.,
              7.125% 09/01/02(a)................       1,573
   2,640    Riverwood International Corporation,
              10.625% 08/01/07(-)(a)............       2,666
                                                  ----------
                                                       6,193
                                                  ----------
            PAPER AND FOREST PRODUCTS -- 0.4%
   1,422    Abitibi-Consolidated Inc.,
              8.550% 08/01/10...................       1,505
   3,000    International Paper Company,
              8.000% 07/08/03...................       3,190
   2,705    Potlatch Corporation,
              10.000% 07/15/11(-)(a)............       2,732
   2,766    Tembec Industries Inc.,
              8.500% 02/01/11(-)................       2,766
                                                  ----------
                                                      10,193
                                                  ----------
            PUBLISHING AND ADVERTISING -- 0.6%
   1,050    Advanstar Communications Inc.,
              12.000% 02/15/11..................         651
   1,053    PRIMEDIA Inc.,
              8.875% 05/15/11(-)................         790
  12,305    Viacom Inc.,
              6.625% 05/15/11(-)................      12,699
                                                  ----------
                                                      14,140
                                                  ----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.8%
   9,975    FedEx Corporation,
              6.625% 02/12/04...................      10,373
   2,065    Teekay Shipping Corporation,
              8.875% 07/15/11(-)................       2,044
   1,650    Union Pacific Corporation,
              5.780% 10/15/01...................       1,651
   5,000    Union Tank Car Company,
              6.680% 01/15/08...................       5,268
                                                  ----------
                                                      19,336
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            REAL ESTATE -- 0.1%
$  1,555    Beazer Homes USA, Inc.,
              8.625% 05/15/11(a)................  $    1,477
                                                  ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.8%
   2,330    Archstone Communities Trust,
              6.320% 10/01/01##.................       2,330
   6,270    Archstone Communities Trust,
              6.370% 10/15/01...................       6,278
   8,290    EOP Operating LP,
              6.376% 02/15/02...................       8,371
   4,000    Spieker Properties, Inc.,
              7.580% 12/17/01...................       4,023
                                                  ----------
                                                      21,002
                                                  ----------
            SPECIALTY STORES -- 0.1%
   2,695    The Pantry, Inc.,
              10.250% 10/15/07..................       2,587
                                                  ----------
            TELECOMMUNICATIONS SERVICES -- 3.8%
   2,830    American Cellular Corporation,
              9.500% 10/15/09...................       2,632
  12,452    AT&T Wireless Group,
              7.350% 03/01/06(-)(a).............      13,225
   8,095    Cox Communications, Inc., Class A,
              7.750% 11/01/10(a)................       8,737
  11,324    France Telecom,
              7.200% 03/01/06(-)................      11,985
   5,175    MCI Communications Corporation,
              6.125% 04/15/02...................       5,232
   1,615    Nextel Communications, Inc., Class
              A,
              9.375% 11/15/09(a)................         985
  12,503    Qwest Capital Funding Inc.,
              7.000% 08/03/09(-)##..............      12,409
   2,845    Sprint Capital Corporation,
              7.125% 01/30/06(a)................       2,988
   6,657    TELUS Corporation,
              7.500% 06/01/07...................       6,980
   3,125    TELUS Corporation,
              8.000% 06/01/11...................       3,323
   5,836    Verizon Communications Inc.,
              6.500% 09/15/11...................       6,030
  10,500    WorldCom, Inc. - WorldCom Group,
              3.743%** 11/26/01.................      10,511
   9,680    WorldCom, Inc. - WorldCom Group,
              7.500% 05/15/11...................       9,758
     400    WorldCom, Inc. - WorldCom Group,
              8.250% 05/15/31...................         393
                                                  ----------
                                                      95,188
                                                  ----------
            TOBACCO -- 0.5%
  10,923    R.J. Reynolds Tobacco Holdings,
              Inc.,
              7.375% 05/15/03...................      11,223
                                                  ----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $858,582)...................     874,855
                                                  ----------
            FOREIGN BONDS AND NOTES -- 2.1%
  20,425    AT&T Canada Inc.,
              (0.000)% due 06/15/08
              9.950% beginning 06/15/03.........       9,191

PRINCIPAL
 AMOUNT                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- (CONTINUED)
$ 20,000    Banco Latinoamericano de
              Exportaciones, SA, Class E,
              7.200% 05/28/02(-)##..............  $   20,102
   1,855    Compagnie Genera De Geophysique SA,
              10.625% 11/15/07..................       1,836
  12,210    Corp Andina de Fomento,
              8.875% 06/01/05##.................      13,605
   4,011    Hanson Overseas B.V.,
              7.375% 01/15/03...................       4,169
   3,322    Kimberly-Clark de Mexico, SA de CV,
              Class A,
              8.875% 08/01/09(-)................       3,471
                                                  ----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $59,732)....................      52,374
                                                  ----------
            MORTGAGE-BACKED SECURITIES -- 34.4%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 7.9%
   4,750    CMC Securities Corporation, Series
              1997-2, Class IA14,
              6.600% 11/25/27...................       4,766
       9    Criimi Mae CMBS Corporation, Series
              1998-1, Class A1,
              5.697% 10/20/01(-)................           9
  29,995    DLJ Commercial Mortgage Corporation,
              Series 1999-CG2, Class A1B,
              7.300% 06/10/09...................      32,898
  13,700    Fannie Mae Whole Loan, Series
              2001-W1, Class AF3,
              5.690% 06/25/29...................      14,025
  18,585    GE Capital Commercial Mortgage
              Corporation, Series 2000-1, Class
              A2,
              6.496% 12/15/10...................      19,553
  75,074    GMAC Commercial Mortgage Securities
              Inc., Series 1997-C1, Class X,
              1.632%** 07/15/27.................       5,091
  13,850    JP Morgan Chase Commercial Mortgage
              Securities Corporation, Series
              2001-CIBC, Class A3,
              6.260% 03/15/33...................      14,278
  94,970    JP Morgan Commercial Mortgage
              Finance Corporation, Series
              1997-C4, Class X, Interest only,
              6.377%** 12/26/28.................       4,627
  23,000    Nomura Asset Securities Corporation,
              Series 1998-D6, Class A1C,
              6.690% 03/17/28##.................      24,411
  12,060    PNC Mortgage Acceptance Corporation,
              Series 1999-CM1, Class A1B,
              7.330% 10/10/09##.................      13,275
  35,175    PNC Mortgage Acceptance Corporation,
              Series 2000-C2, Class A2,
              7.300% 10/12/33##.................      38,563
  10,492    Salomon Brothers Mortgage Securities
              VII, Series 2000-C1, Class A2,
              7.520% 12/18/09...................      11,618

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- (CONTINUED)
x$ 4,707    Salomon Brothers Mortgage
              Securities, Series 2000-NL1, Class
              A1,
              6.601% 04/15/08(-)................  $    4,962
   8,704    Washington Mutual, Series 2000-1,
              Class A1,
              2.951%** 06/25/24##...............       8,695
                                                  ----------
                                                     196,771
                                                  ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 0.1%
      21    9.000% 01/01/05.....................          22
     300    8.000% 11/01/09 - 04/01/10..........         315
   1,417    8.500% 11/01/26.....................       1,515
                                                  ----------
                                                       1,852
                                                  ----------
            FEDERAL HOUSING AUTHORITY (FHA)
              CERTIFICATES -- 1.2%
   9,041    6.750% 01/01/40(c)..................       9,148
   6,369    7.000% 01/01/40(c)..................       6,543
   4,486    6.850% 02/01/40(c)..................       4,521
   9,749    6.530% 10/01/40.....................       9,605
                                                  ----------
                                                      29,817
                                                  ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 21.4%
   1,447    7.000% 12/01/02 - 07/01/03..........       1,470
     450    8.250% 03/25/06.....................         473
  93,133    6.000% 07/01/16##...................      94,675
   3,204    7.500% 06/15/22.....................       3,430
  75,000    6.500% 02/01/31(b)..................      76,265
 289,900    6.500% 07/01/31(b)..................     294,792
  60,300    6.000% 08/01/31(b)..................      60,074
                                                  ----------
                                                     531,179
                                                  ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 3.8%
   1,995    7.000% 07/20/02 - 10/01/11..........       2,086
      31    8.500% 12/15/05 - 04/15/06..........          33
   4,585    8.000% 11/15/07 - 05/15/17..........       4,776
      46    9.500% 06/15/09 - 09/15/09..........          50
      26    13.000% 01/15/11 - 02/15/11.........          31
      94    9.000% 07/15/17.....................         102
  14,348    7.500% 12/15/23##...................      15,104
   1,134    8.500% 02/15/25##...................       1,218
  11,308    7.500% 07/20/28##...................      11,787

PRINCIPAL
 AMOUNT                                             VALUE
  (000)                                             (000)
------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- (CONTINUED)
$ 12,891    6.500% 01/15/31##...................  $   13,210
  21,200    7.000% 07/01/31(b)..................      22,015
   4,532    6.550% 03/15/40##(c)................       4,635
  12,119    6.750% 10/15/40(c)..................      12,297
   6,392    6.600% 01/15/41##(c)................       6,538
                                                  ----------
                                                      93,892
                                                  ----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $830,461)...................     853,511
                                                  ----------
            U.S. TREASURY OBLIGATIONS -- 10.6%
            U.S. TREASURY NOTES -- 3.2%
  35,000    5.875% 09/30/02.....................      36,154
  41,000    5.750% 08/15/03(a)..................      43,172
                                                  ----------
                                                      79,326
                                                  ----------
            U.S. TREASURY STRIPS -- 7.4%
  12,000    Interest only, 3.958%*** 05/15/06...      10,008
  55,000    Interest only, 5.001%*** 05/15/11...      34,181
  96,000    Principal only, 3.566%***
              11/15/04(a).......................      85,945
  55,600    Principal only, 5.823%***
              11/15/21..........................      17,511
 163,900    Principal only, 5.763%***
              11/15/27(a).......................      37,136
                                                  ----------
                                                     184,781
                                                  ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $259,564)...................     264,107
                                                  ----------
            SHORT TERM INVESTMENTS -- 2.0%
            COMMERCIAL PAPER -- 2.0%
  15,000    Carolina Power & Light,
              Discount note 01/22/02##..........      14,882
  12,000    Nisource Finance Corporation,
              3.700%** 10/11/01.................      11,988
   1,625    Qwest Corporation,
              Discount note 10/01/01............       1,625
  20,000    Tennessee Gas Pipeline Company,
              Discount note 10/01/01............      19,999
                                                  ----------
            TOTAL SHORT TERM INVESTMENTS
              (Cost $48,436)....................      48,494
                                                  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

SHARES                                              VALUE
 (000)                                              (000)
------------------------------------------------------------
          INVESTMENT COMPANIES -- 30.4%
 11,809   International Bond Portfolio.........   $  120,688
634,482   Nations Cash Reserves#...............      634,482
                                                  ----------
          TOTAL INVESTMENT COMPANIES
            (Cost $752,705).............             755,170
                                                  ----------
          TOTAL INVESTMENTS
            (Cost $3,007,990*)..........  122.8%   3,050,161
                                                  ----------
          OTHER ASSETS AND LIABILITIES
            (NET).......................  (22.8)%
          Cash.................................   $    1,859
          Unrealized appreciation on forward
            foreign exchange contracts.........          553
          Unrealized appreciation on swap
            contracts..........................        2,469
          Receivable for investment securities
            sold...............................      443,967
          Receivable for Fund shares sold......        4,333
          Dividends receivable.................          486
          Interest receivable..................       26,310
          Variation margin/due to broker.......         (149)
          Collateral on securities loaned......     (160,246)
          Payable for Fund shares redeemed.....       (5,475)
          Investment advisory fee payable......         (812)
          Administration fee payable...........         (447)
          Shareholder servicing and
            distribution fees payable..........          (32)
          Distributions payable................      (10,967)
          Payable for investment securities
            purchased..........................     (864,671)
          Accrued Trustees' fees and
            expenses...........................          (84)
          Accrued expenses and other
            liabilities........................       (3,430)
                                                  ----------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)..............................     (566,336)
                                                  ----------
          NET ASSETS....................  100.0%  $2,483,825
                                                  ==========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on
            investments sold, futures
            contracts, foreign currencies and
            net other assets...................   $  (25,573)
          Net unrealized appreciation of
            investments, futures contracts,
            foreign currencies and net other
            assets.............................       46,429
          Paid-in capital......................    2,462,969
                                                  ----------
          NET ASSETS...........................   $2,483,825
                                                  ==========


                                                    VALUE
------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($2,406,640,059 / 243,577,629
            shares outstanding)................        $9.88
                                                       -----
                                                       -----
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($62,283,057 / 6,304,983
            shares outstanding)................        $9.88
                                                       -----
                                                       -----
          Maximum sales charge.................        3.25%
          Maximum offering price per share.....       $10.21

          INVESTOR B SHARES:
          Net asset value and offering price
            per share+($13,227,366 / 1,338,662
            shares outstanding)................        $9.88
                                                       -----
                                                       -----
          INVESTOR C SHARES:
          Net asset value and offering price
            per share+($1,674,607 / 169,503
            shares outstanding)................        $9.88
                                                       -----
                                                       -----

---------------

  * Federal Income Tax Information: Net unrealized appreciation of $42,171 on investment securities was comprised of gross appreciation of $58,588 and gross depreciation of $16,417 for federal income tax purposes. At September 30, 2001, the aggregate cost of securities for federal income tax purposes was $3,007,990.
 ** Variable rate note. The interest rate shown reflects the rate in effect at September 30, 2001.
*** Zero coupon security. The rate shown reflects the yield to maturity at September 30, 2001.
(-) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
  #  Money market mutual fund registered under the Investment
     Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $160,246.
 ## All or a portion of security segregated as collateral for futures contracts and TBA.
(a) All or portion of security was on loan at September 30, 2001. The aggregate cost and market value of securities on loan at September 30, 2001, is $153,172 and $154,721, respectively.
(b)  TBA - Securities purchased on a forward commitment basis.
(c) Construction loan security. Security was issued on a when-issued basis.
(d)  Issue in default.
(e)  Issuer in bankruptcy.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS                         SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 25.4%
            ASSET-BACKED -- AUTO LOANS -- 11.4%
$      9    Americredit Automobile Receivables
              Trust, Series 1999-A, Class A3,
              5.740% 02/12/03.....................  $      9
   1,251    Americredit Automobile Receivables
              Trust, Series 1999-D, Class A2,
              6.790% 01/12/03.....................     1,272
     975    Americredit Automobile Receivables
              Trust, Series 2000-C, Class A2,
              6.970% 01/12/04##...................       988
     750    Americredit Automobile Receivables
              Trust, Series 2001-B, Class A4,
              5.370% 06/12/08.....................       779
   2,040    ANRC Auto Owner Trust, Series 1999-A,
              Class A3,
              6.750% 12/15/03.....................     2,071
   1,130    Arcadia Automobile Receivables Trust,
              Series 1997-B, Class A5,
              6.700% 02/15/05.....................     1,136
     262    Associates Automobile Receivables
              Trust, Series 2000-1, Class A2,
              7.150% 03/15/03##...................       263
   2,000    Capital Auto Receivables Asset Trust,
              Series 2000-1, Class A3,
              6.960% 11/17/03.....................     2,004
   1,494    Chase Manhattan Auto Owner Trust,
              Series 1998-A, Class A4,
              5.800% 12/16/02##...................     1,511
   1,228    Chase Manhattan Auto Owner Trust,
              Series 1998-B, Class A4,
              5.800% 02/17/03##...................     1,242
   1,248    Chevy Chase Auto Receivables Trust,
              Series 1997-4, Class A,
              6.250% 06/15/04.....................     1,259
     523    Compass Auto Receivables Trust, Series
              1998-A, Class A3,
              5.900% 05/15/04##...................       526
   1,785    CPS Auto Trust, Series 1998-4, Class
              A3,
              5.740% 09/15/03.....................     1,816
      72    Daimler-Benz Vehicle Trust, Series
              1998-A, Class A3,
              5.160% 01/20/03.....................        72
   1,037    Ford Credit Auto Owner Trust, Series
              1998-C, Class A5,
              5.860% 10/15/02.....................     1,042
     267    Franklin Auto Trust, Series 2000-1,
              Class A1,
              7.020% 08/15/03##...................       271
   1,128    Honda Auto Lease Trust, Series 1999-A,
              Class A4,
              6.450% 09/16/02##...................     1,135
   1,000    Honda Auto Receivables Owner Trust,
              Series 1999-1, Class A4,
              5.350% 10/15/04.....................     1,017
     817    Honda Auto Receivables Owner Trust,
              Series 2001-1, Class A1,
              5.270% 03/18/02.....................       818
   1,076    Household Automotive Trust, Series
              2000-2, Class A2,
              7.210% 07/17/03.....................     1,087

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            ASSET-BACKED -- AUTO LOANS -- (CONTINUED)
$    476    Key Auto Finance Trust, Series 1997-2,
              Class A5,
              6.250% 10/15/03.....................  $    476
   1,913    MMCA Automobile Trust, Series 1999-1,
              Class A4,
              5.630% 07/15/05.....................     1,942
     296    MMCA Automobile Trust, Series 2000-1,
              Class A2,
              6.950% 02/15/03.....................       298
     400    MMCA Automobile Trust, Series 2001-1,
              Class A4,
              5.340% 12/15/05.....................       413
      68    Onyx Acceptance Auto Trust, Series
              2000-B, Class A2,
              7.020% 04/15/03.....................        68
   1,465    Premier Auto Trust, Series 1998-3,
              Class A4,
              5.960% 10/08/02.....................     1,481
     430    Toyota Auto Receivables Owner Trust,
              Series 2000-A, Class A2,
              7.120% 12/15/02##...................       431
     481    USAA Auto Owner Trust, Series 2000-1,
              Class A2,
              6.900% 04/15/03.....................       485
                                                    --------
                                                      25,912
                                                    --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 1.8%
   1,000    Discover Card Master Trust I, Series
              1999-1, Class A,
              5.300% 08/15/04.....................     1,009
   1,350    Discover Card Master Trust I, Series
              2001-4, Class A,
              3.578%** 10/16/06...................     1,351
     875    Sears Credit Account Master Trust,
              Series 1996-1, Class A,
              6.200% 02/16/06##...................       883
     750    Sears Credit Account Master Trust,
              Series 1998-1, Class B,
              6.000% 08/15/05.....................       751
                                                    --------
                                                       3,994
                                                    --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 4.4%
   1,939    Block Mortgage Finance Inc., Series
              1997-2, Class A6,
              2.871%** 05/25/27...................     1,939
     581    Conseco Finance Home Loan Trust,
              Series 2000-E, Class A1,
              6.980% 06/15/11##...................       585
   1,899    Residential Funding Mortgage
              Securities II, Inc., Series
              1999-HI4, Class A3,
              6.960% 08/25/12.....................     1,930
   2,000    Residential Funding Mortgage
              Securities II, Series 2001-HS3,
              Class AI1,
              2.880%** 08/25/12...................     2,000
      34    Southern Pacific Secured Assets
              Corporation, Series 1998-1, Class
              A2,
              6.270% 02/25/18.....................        34

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            ASSET-BACKED -- HOME EQUITY LOANS -- (CONTINUED)
$  1,434    Sovereign Bank Home Equity Loan Trust,
              Series 2000-1, Class A1,
              7.260% 02/25/15##...................  $  1,447
   2,027    UCFC Home Equity Loan, Series 1996-D2,
              Class A8,
              3.908%** 12/15/26...................     2,020
                                                    --------
                                                       9,955
                                                    --------
            ASSET-BACKED -- OTHER -- 7.8%
      44    Advanta Equipment Receivables, Series
              2000-1, Class A1,
              6.840% 07/15/02.....................        44
   3,000    ARG Funding Corporation, Series
              1999-1A, Class A1,
              3.318%** 05/20/03...................     3,002
     346    Caterpillar Financial Asset Trust,
              Series 1998-A, Class A3,
              5.850% 04/25/03.....................       347
   1,943    Chase Manhattan Marine Owner Trust,
              Series 1997-A, Class A5,
              6.420% 10/15/09##...................     1,968
   1,086    CIT Equipment Collateral, Series
              2000-2, Class A2,
              6.810% 12/20/02##...................     1,097
   1,500    Comed Transitional Funding Trust,
              Series 1998-1, Class A3,
              5.340% 03/25/04##...................     1,513
   1,500    First Bank Corporate Card Master
              Trust, Series 1997-1, Class A,
              6.400% 02/15/03.....................     1,517
     425    John Deere Owner Trust, Series 1999-A,
              Class A3,
              5.940% 10/15/02##...................       427
   1,500    Mall of America Capital Company LLC,
              Series 2000-1, Class A,
              3.801%** 03/12/10##.................     1,501
   2,000    Newcourt Equipment Trust Securities,
              Series 1998-1, Class A4,
              5.393% 05/20/04##...................     2,017
     725    PP&L Transition Bond Company, Series
              1999-1, Class A2,
              6.410% 12/26/03##...................       731
     523    Union Acceptance Corporation, Series
              2000-B, Class A2,
              7.170% 06/09/03.....................       525
   1,320    WFS Financial Owner Trust, Series
              1998-C, Class A4,
              5.750% 08/20/03.....................     1,335
   1,454    World Omni Auto Receivables Trust,
              Series 2001-A, Class A2,
              5.130% 11/20/03##...................     1,470
                                                    --------
                                                      17,494
                                                    --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $57,160)......................    57,355
                                                    --------

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 15.2%
            AIRLINES -- 0.2%
$    400    US Airways, Inc.,
              8.020% 02/05/19.....................  $    412
                                                    --------
            AUTOMOTIVE -- 1.0%
     400    Delphi Automotive Systems Corporation,
              6.125% 05/01/04.....................       403
     500    Ford Motor Credit Company,
              3.810%** 01/22/02...................       500
     425    Ford Motor Credit Company,
              7.600% 08/01/05.....................       448
     420    General Motors Acceptance Corporation,
              6.150% 04/05/07.....................       417
     400    Toyota Motor Credit Corporation,
              5.625% 11/13/03.....................       417
                                                    --------
                                                       2,185
                                                    --------
            BROADCASTING AND CABLE -- 0.5%
     205    Clear Channel Communications, Inc.,
              7.250% 09/15/03.....................       215
     205    Clear Channel Communications, Inc.,
              7.875% 06/15/05.....................       219
     270    Comcast Cable Communications,
              6.750% 01/30/11.....................       273
     370    Time Warner Inc.,
              8.110% 08/15/06.....................       414
                                                    --------
                                                       1,121
                                                    --------
            CHEMICALS -- SPECIALTY -- 0.0%
      82    Praxair, Inc.,
              6.500% 03/01/08.....................        85
                                                    --------
            COMMERCIAL BANKING -- 1.0%
     300    Abbey National plc,
              6.690% 10/17/05.....................       317
     400    Bank One Corporation,
              6.000% 08/01/08.....................       403
     115    Capital One Bank,
              6.500% 07/30/04.....................       116
     295    Capital One Bank,
              8.250% 06/15/05.....................       309
     400    Citigroup Inc.,
              6.750% 12/01/05.....................       429
     400    First Union Corporation,
              7.550% 08/18/05.....................       436
     200    U.S. Bank NA,
              6.375% 08/01/11.....................       206
                                                    --------
                                                       2,216
                                                    --------
            COMPUTER SERVICES -- 0.2%
     578    Comdisco, Inc.,
              6.000% 01/30/02(d)(e)...............       416
      90    Electronic Data Systems Corporation,
              6.850% 10/15/04.....................        95
                                                    --------
                                                         511
                                                    --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.2%
     400    Compaq Computer Corporation,
              7.450% 08/01/02.....................       410
                                                    --------
            CONGLOMERATES -- 0.1%
     200    Waste Management, Inc.,
              7.375% 08/01/10.....................       212
                                                    --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            CONSUMER CREDIT AND MORTGAGES -- 0.2%
$    400    Countrywide Home Loans, Inc.,
              5.250% 06/15/04.....................  $    410
                                                    --------
            CONSUMER SERVICES -- 0.1%
     139    The Dow Chemical Company,
              6.125% 02/01/11.....................       141
                                                    --------
            DEPARTMENT AND DISCOUNT STORES -- 0.2%
     120    Sears Roebuck Acceptance Corporation,
              6.750% 08/15/11.....................       116
     235    Wal-Mart Stores, Inc.,
              5.450% 08/01/06.....................       244
                                                    --------
                                                         360
                                                    --------
            DIVERSIFIED ELECTRONICS -- 0.6%
   1,250    Arrow Electronics, Inc.,
              4.820%** 10/05/01...................     1,250
     127    DPL Inc.,
              6.875% 09/01/11(+)..................       129
                                                    --------
                                                       1,379
                                                    --------
            ELECTRIC POWER -- NON NUCLEAR -- 1.1%
   1,000    American Electric Power Company, Inc.,
              3.700% 11/02/01.....................       998
     400    American Electric Power Company, Inc.,
              6.125% 05/15/06.....................       413
     144    Cinergy Corporation,
              6.250% 09/01/04.....................       147
     500    Consumers Energy Company,
              6.200% 05/01/03.....................       507
     400    PSEG Power LLC,
              6.875% 04/15/06(+)..................       420
                                                    --------
                                                       2,485
                                                    --------
            ELECTRIC POWER -- NUCLEAR -- 0.2%
     400    Exelon Generation Company LLC,
              6.950% 06/15/11(+)..................       416
                                                    --------
            ENERGY -- MISCELLANEOUS -- 0.8%
     400    Nisource Finance Corporation,
              7.500% 11/15/03.....................       424
     200    Progress Energy, Inc.,
              7.100% 03/01/11.....................       213
   1,200    SIUK plc,
              6.375% 11/15/01.....................     1,203
                                                    --------
                                                       1,840
                                                    --------
            EXPLORATION AND PRODUCTION -- 0.2%
     400    Pure Resources, Inc.,
              7.125% 06/15/11(+)..................       400
                                                    --------
            FINANCE -- MISCELLANEOUS -- 1.9%
      90    Anadarko Finance Company,
              6.750% 05/01/11.....................        92
     400    Boeing Capital Corporation,
              5.650% 05/15/06.....................       402
     200    CIT Group, Inc.,
              6.500% 02/07/06.....................       211
     213    ERAC USA Finance Company,
              6.625% 02/15/05(+)..................       218
     120    ERAC USA Finance Company,
              7.350% 06/15/08(+)..................       123
     600    General Electric Capital Corporation,
              6.800% 11/01/05.....................       649
     400    Heller Financial, Inc., Class A,
              6.000% 03/19/04.....................       420

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
$    460    Household Finance Corporation,
              8.000% 05/09/05.....................  $    503
     420    Kern River Funding Corporation,
              6.676% 07/31/16(+)..................       440
     400    Monumental Global Funding II,
              6.050% 01/19/06(+)..................       415
     200    Pemex Project Funding Master Trust,
              9.125% 10/13/10(+)..................       203
     400    Prudential Funding LLC,
              6.600% 05/15/08(+)..................       413
     400    Washington Mutual, Inc.,
              7.500% 08/15/06.....................       441
                                                    --------
                                                       4,530
                                                    --------
            FOOD AND DRUG STORES -- 0.1%
     190    Fred Meyer, Inc.,
              7.375% 03/01/05.....................       203
                                                    --------
            FOOD PRODUCTS -- 0.4%
     130    ConAgra Foods, Inc.,
              6.750% 09/15/11.....................       134
     200    Kellogg Company,
              6.000% 04/01/06.....................       207
     228    Sara Lee Corporation,
              6.250% 09/15/11(a)..................       233
     200    Tyson Foods, Inc.,
              7.250% 10/01/06(+)..................       202
     110    Unilever Capital Corporation,
              6.750% 11/01/03.....................       117
                                                    --------
                                                         893
                                                    --------
            HEALTH SERVICES -- 0.2%
     200    American Home Products Corporation,
              6.250% 03/15/06.....................       209
     180    Wellpoint Health Networks Inc.,
              6.375% 06/15/06.....................       185
                                                    --------
                                                         394
                                                    --------
            HEAVY MACHINERY -- 0.2%
     400    Caterpillar Inc.,
              7.300% 05/01/31.....................       420
                                                    --------
            HOUSING AND FURNISHING -- 0.0%
      95    Hanson Overseas B.V.,
              6.750% 09/15/05.....................       100
                                                    --------
            INSURANCE -- 0.3%
     600    American International Group, Inc.,
              5.850% 08/01/08(+)..................       606
                                                    --------
            INVESTMENT SERVICES -- 0.9%
     255    Credit Suisse First Boston USA,
              5.875% 08/01/06.....................       262
     400    FleetBoston Financial Corporation,
              7.250% 09/15/05.....................       434
     400    Lehman Brothers Holdings Inc.,
              7.750% 01/15/05.....................       429
     500    MCN Investment Corporation,
              6.890% 01/16/02.....................       504
     325    Merrill Lynch & Company, Inc.,
              6.000% 02/17/09.....................       326
                                                    --------
                                                       1,955
                                                    --------
            LODGING AND RECREATION -- 0.1%
     200    Harrah's Operating Company Inc.,
              7.125% 06/01/07(+)..................       193
                                                    --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- 0.2%
$    400    Abbott Laboratories,
              5.125% 07/01/04##...................  $    414
                                                    --------
            METALS AND MINING -- 0.1%
     131    Alcoa Inc.,
              7.375% 08/01/10.....................       144
                                                    --------
            NATURAL GAS PIPELINES -- 0.3%
     300    KN Energy, Inc.,
              6.650% 03/01/05.....................       312
     400    Williams Companies, Inc.,
              6.500% 08/01/06.....................       411
                                                    --------
                                                         723
                                                    --------
            OIL REFINING AND MARKETING -- 0.3%
     405    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03.....................       417
     310    USX Corporation,
              6.650% 02/01/06.....................       324
                                                    --------
                                                         741
                                                    --------
            PAPER AND FOREST PRODUCTS -- 0.1%
     200    Abitibi-Consolidated Inc.,
              8.550% 08/01/10.....................       212
      98    International Paper Company,
              8.000% 07/08/03.....................       104
                                                    --------
                                                         316
                                                    --------
            PUBLISHING AND ADVERTISING -- 0.2%
     410    Viacom Inc.,
              6.625% 05/15/11(+)..................       423
                                                    --------
            RAILROADS, TRUCKING AND SHIPPING -- 1.2%
     400    FedEx Corporation,
              6.625% 02/12/04.....................       416
   2,100    Union Tank Car Company,
              6.680% 01/15/08.....................     2,212
                                                    --------
                                                       2,628
                                                    --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.4%
     400    Archstone Communities Trust,
              6.320% 10/01/01##...................       400
     500    EOP Operating LP,
              6.376% 02/15/02.....................       505
                                                    --------
                                                         905
                                                    --------
            TELECOMMUNICATIONS SERVICES -- 1.5%
     409    AT&T Wireless Group,
              7.350% 03/01/06(+)..................       434
     265    Cox Communications, Inc., Class A,
              7.750% 11/01/10(a)..................       286
     400    France Telecom,
              7.200% 03/01/06(+)..................       423
     410    Qwest Capital Funding Inc.,
              7.000% 08/03/09(+)..................       407
     220    TELUS Corporation,
              7.500% 06/01/07.....................       231
     180    TELUS Corporation,
              8.000% 06/01/11.....................       191
     194    Verizon Communications Inc.,
              6.500% 09/15/11.....................       200
     400    Vodafone Group plc,
              7.750% 02/15/10.....................       434

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$    500    WorldCom, Inc. -- WorldCom Group,
              3.743%** 11/26/01...................  $    502
     183    WorldCom, Inc. -- WorldCom Group,
              6.500% 05/15/04.....................       188
     400    WorldCom, Inc. -- WorldCom Group,
              7.500% 05/15/11.....................       403
                                                    --------
                                                       3,699
                                                    --------
            TOBACCO -- 0.2%
      40    Philip Morris Companies, Inc.,
              7.750% 01/15/27.....................        41
     400    R.J. Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03.....................       411
                                                    --------
                                                         452
                                                    --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $33,100)......................    34,322
                                                    --------
            FOREIGN BONDS AND NOTES -- 0.6%
     500    AT&T Canada Inc.,
              (0.000%) due 06/15/08
              9.950% beginning 06/01/03...........       225
     375    Banco Latinoamericano de
              Exportaciones, SA, Class E,
              7.200% 05/28/02(+)..................       377
     405    Corp Andina de Fomento,
              8.875% 06/01/05.....................       452
     139    Hanson Overseas B.V.,
              7.375% 01/15/03.....................       144
     110    Kimberly-Clark de Mexico, SA de CV,
              Class A,
              8.875% 08/01/09(+)..................       115
                                                    --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $1,480).......................     1,313
                                                    --------
            MORTGAGE-BACKED SECURITIES -- 15.2%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 4.5%
     104    Bombardier Capital Mortgage
              Securitization, Series 1999-A, Class
              A1,
              5.825% 02/15/10.....................       104
   1,680    DLJ Commercial Mortgage Corporation,
              Series 1999-CG2, Class A1B,
              7.300% 06/10/09.....................     1,843
     800    Fannie Mae Whole Loan, Series 2001-W1,
              Class AF3,
              5.690% 06/25/29.....................       819
     850    First Union National Bank Commercial
              Mortgage, Series 1999-C4, Class A2,
              7.390% 11/15/09.....................       941
     470    PNC Mortgage Acceptance Corporation,
              Series 2000-C1, Class A2,
              7.610% 02/15/10.....................       523
   3,340    Salomon Brothers Mortgage Securities
              VII, Series 2000-C1, Class A2,
              7.520% 12/18/09.....................     3,698
   2,146    Washington Mutual, Series 2000-1,
              Class A1,
              2.951%** 06/25/24##.................     2,144
                                                    --------
                                                      10,072
                                                    --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 10.3%
$  3,235      6.000% 07/01/16.....................  $  3,289
   2,950    6.500% 02/01/31(c)....................     3,000
   3,300    6.500% 07/01/31(c)....................     3,356
  11,500    6.500% 07/01/31(c)....................    11,693
   2,000    6.000% 08/01/31(c)....................     1,993
                                                    --------
                                                      23,331
                                                    --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.4%
     879    6.500% 01/15/31.......................       901
                                                    --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $33,151)......................    34,304
                                                    --------
            U.S. TREASURY OBLIGATIONS -- 7.6%
            U.S. TREASURY BILLS -- 0.0%
      75    Discount note 10/11/01................        75
      15    Discount note 10/25/01................        15
                                                    --------
                                                          90
                                                    --------
            U.S. TREASURY NOTES -- 4.5%
   5,400    5.875% 09/30/02.......................     5,578
   4,200    5.750% 08/15/03(a)....................     4,422
      40    5.000% 02/15/11.......................        41
                                                    --------
                                                      10,041
                                                    --------
            U.S. TREASURY STRIPS -- 3.1%
   2,685    Interest only,
              5.001%*** 05/15/11(a)...............     1,669
   2,500    Principal only,
              3.566%*** 11/15/04..................     2,238
   5,920    Principal only,
              5.823%*** 11/15/21..................     1,864
   5,255    Principal only,
              5.763%*** 11/15/27(a)...............     1,191
                                                    --------
                                                       6,962
                                                    --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $16,870)......................    17,093
                                                    --------
            SHORT TERM INVESTMENTS -- 2.1%
            COMMERCIAL PAPER -- 2.1%
   1,000    Carolina Power & Light,
              Discount note 01/22/02..............       992
   2,310    National Co-Operative Bank,
              Discount note 11/20/01..............     2,302
     500    Nisource Finance Corporation,
              Discount note 10/11/01..............       499
   1,000    Tennessee Gas Pipeline Company,
              Discount note 10/01/01..............     1,000
                                                    --------
            TOTAL SHORT TERM INVESTMENTS
              (Cost $4,786).......................     4,793
                                                    --------


 SHARES
---------
            PURCHASED OPTIONS -- 0.1%
              (Cost $192)
     1(b)   Call option
              United Kingdom Treasury Bond
              Strike price 98.63
              Expire 12/31/01.............               238
                                                    --------

 SHARES                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            INVESTMENT COMPANIES -- 43.9%
   7,125    High Yield Portfolio(++)......          $ 67,759
  31,302    Nations Cash Reserves#........            31,302
                                                    --------
            TOTAL INVESTMENT COMPANIES
              (Cost $102,541).............            99,061
                                                    --------
            TOTAL INVESTMENTS
              (Cost $249,280*)............  110.1%   248,479
                                                    --------
            OTHER ASSETS AND LIABILITIES
              (NET).......................  (10.1)%
            Cash..........................             2,000
            Unrealized appreciation on
              swap contracts..............               188
            Receivable for investment
              securities sold.............            19,416
            Receivable for Fund shares
              sold........................               173
            Dividends receivable..........               480
            Interest receivable...........             1,466
            Unrealized depreciation on
              forward foreign exchange
              contracts...................              (121)
            Variation margin/due to
              broker......................              (195)
            Collateral on securities
              loaned......................            (6,637)
            Payable for Fund shares
              redeemed....................              (481)
            Investment advisory fee
              payable.....................               (74)
            Administration fee payable....               (41)
            Shareholder servicing and
              distribution fees payable...               (74)
            Distributions payable.........            (1,011)
            Payable for investment
              securities purchased........           (37,348)
            Accrued Trustees' fees and
              expenses....................               (47)
            Accrued expenses and other
              liabilities.................              (463)
                                                    --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........           (22,769)
                                                    --------
            NET ASSETS....................  100.0%  $225,710
                                                    ========
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income......................          $    511
            Accumulated net realized loss
              on investments sold, futures
              contracts, options and
              currency contracts..........           (18,391)
            Net unrealized depreciation of
              investments, futures
              contracts, options and
              currency contracts..........              (786)
            Paid-in capital...............           244,376
                                                    --------
            NET ASSETS....................          $225,710
                                                    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)


                                                     VALUE
------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($149,767,365 / 15,346,291 shares
              outstanding).......................      $9.76
                                                       -----
                                                       -----
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($26,751,814 / 2,744,189
              shares outstanding)................      $9.75
                                                       -----
                                                       -----
            Maximum sales charge.................      4.75%
            Maximum offering price per share.....     $10.24

            INVESTOR B SHARES:
            Net asset value and offering price
              per share+ ($47,547,789 / 4,873,686
              shares outstanding)................      $9.76
                                                       -----
                                                       -----
            INVESTOR C SHARES:
            Net asset value and offering price
              per share+ ($1,643,159 / 168,566
              shares outstanding)................      $9.75
                                                       -----
                                                       -----

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $801 on investment securities was comprised of gross appreciation of $2,970 and gross depreciation of $3,771 for federal income tax purposes. At September 30, 2001, the aggregate cost of securities for federal income tax purposes was $249,280.

 ** Variable rate note. The interest rate shown reflects the rate in effect at September 30, 2001.

*** Zero coupon security. The rate shown reflects the yield to maturity at September 30, 2001.

 (+) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (++) Affiliated mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $6,637.

 ## All or a portion of security segregated as collateral for futures contracts and TBA.

 (a) All or portion of security was on loan at September 30, 2001. The aggregate cost and market value of securities on loan at September 30, 2001, is $6,410 and $6,480, respectively.

 (b) Principal amount denominated in British Pounds.

 (c) TBA - Securities purchased on a forward commitment basis.

 (d) Issue in default.

 (e) Issuer in bankruptcy.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS
Nations High Yield Bond Fund
  STATEMENT OF NET ASSETS                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                    VALUE
                                                    (000)
-----------------------------------------------------------
          INVESTMENT COMPANIES -- 99.9%
          Investment in Nations Master
            Investment Trust, High Yield Bond
            Master Portfolio*...................   $154,149
                                                   --------
          TOTAL INVESTMENTS..............   99.9%   154,149
                                                   --------
          OTHER ASSETS AND LIABILITIES
            (NET)........................    0.1%
          Receivable for Fund shares sold.......   $    510
          Payable for Fund shares redeemed......       (171)
          Administration fee payable............        (12)
          Shareholder servicing and distribution
            fees payable........................        (69)
          Accrued Trustees' fees and expenses...        (22)
          Accrued expenses and other
            liabilities.........................        (64)
                                                   --------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...............................        172
                                                   --------
          NET ASSETS.....................  100.0%  $154,321
                                                   ========
          NET ASSETS CONSIST OF:
          Undistributed net investment income...   $    178
          Accumulated net realized gain on
            investment..........................        723
          Net unrealized depreciation of
            investment..........................    (19,521)
          Paid-in capital.......................    172,941
                                                   --------
          NET ASSETS............................   $154,321
                                                   ========



                                                    VALUE
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            (99,405,492 / 11,830,663 shares
            outstanding)........................      $8.40
                                                      -----
                                                      -----
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share (14,217,806 / 1,702,988
            shares outstanding).................      $8.35
                                                      -----
                                                      -----
          Maximum sales charge..................      5.75%
          Maximum offering price per share......      $8.86

          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ (35,670,436 / 4,274,164
            shares outstanding).................      $8.35
                                                      -----
                                                      -----
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ (5,027,392 / 604,090 shares
            outstanding)........................      $8.32
                                                      -----
                                                      -----

---------------

* The financial statements of the High Yield Bond Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the High Yield Bond Fund's financial statements.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF OPERATIONS                                           (UNAUDITED)

For the six months ended September 30, 2001

                                                                                                  SHORT-
                                                                    SHORT-TERM                 INTERMEDIATE
                                                                      INCOME                    GOVERNMENT
                                                                ---------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................    $            11,412         $            14,152
Interest allocated from Portfolio+..........................                     --                          --
Dividends...................................................                     --                          --
Dividends allocated from Portfolio+.........................                     --                          --
Dividend income from affiliated funds.......................                    242                       1,558
Dividend income from affiliated funds allocated from
  Portfolio+................................................                     --                          --
Securities lending..........................................                     32                         116
Securities lending allocated from Portfolio+................                     --                          --
Expenses allocated from Portfolio+..........................                     --                          --
                                                                -------------------         -------------------
    Total investment income.................................                 11,686                      15,826
                                                                -------------------         -------------------
EXPENSES:
Investment advisory fee.....................................                    584                         826
Administration fee..........................................                    428                         606
Transfer agent fees.........................................                     54                          82
Custodian fees..............................................                     13                          21
Legal and audit fees........................................                     82                          82
Registration and filing fees................................                     19                          23
Trustees' fees and expenses.................................                     16                          16
Printing expense............................................                     24                          25
Interest expense............................................                     --                          --
Other.......................................................                      8                           7
                                                                -------------------         -------------------
    Subtotal................................................                  1,228                       1,688
Shareholder servicing and distribution fees:
  Primary B Shares..........................................                     --                          --*
  Investor A Shares.........................................                     22                          55
  Investor B Shares.........................................                     13                          45
  Investor C Shares.........................................                     21                          11
                                                                -------------------         -------------------
    Total expenses..........................................                  1,284                       1,799
Fees waived by investment advisor, administrator and/or
  distributor...............................................                   (195)                         --*
Fees reduced by credits allowed by the custodian............                     (1)                         --*
                                                                -------------------         -------------------
    Net expenses............................................                  1,088                       1,799
                                                                -------------------         -------------------
NET INVESTMENT INCOME/(LOSS)................................                 10,598                      14,027
                                                                -------------------         -------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................                  1,456                       8,258
  Security transactions allocated from Portfolio+...........                     --                          --
  Written options...........................................                     --                          --
  Futures contracts.........................................                     --                        (621)
  Foreign currency and net other assets.....................                     --                          --
  Foreign currency and net other assets allocated from
    Portfolio+..............................................                     --                          --
                                                                -------------------         -------------------
Net realized gain/(loss) on investments.....................                  1,456                       7,637
                                                                -------------------         -------------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 13)......................................                  4,572                       5,962
  Securities allocated from Portfolio (Note 13)+............                     --                          --
  Written options...........................................                     --                          --
  Futures contracts.........................................                  1,070                        (629)
  Foreign currency and net other assets.....................                     --                          --
                                                                -------------------         -------------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                  5,642                       5,333
                                                                -------------------         -------------------
Net realized and unrealized gain/(loss) on investments......                  7,098                      12,970
                                                                -------------------         -------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $            17,696         $            26,997
                                                                ===================         ===================

---------------
 * Amount represents less than $500.

+ Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master
  Portfolio, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

  STATEMENTS OF OPERATIONS (CONTINUED)                               (UNAUDITED)

      GOVERNMENT             INTERMEDIATE                                  STRATEGIC            HIGH YIELD
      SECURITIES                 BOND                  BOND                 INCOME                 BOND
---------------------------------------------------------------------------------------------------------------
    $             7,208   $                --   $            72,998   $             4,322   $                --
                     --                 3,919                    --                    --                 8,297
                     --                    --                 2,693                 2,710                    --
                     --                   137                    --                    --                   190
                    918                    --                 5,460                   595                    --
                     --                   182                    --                    --                   296
                     45                    --                   113                     9                    --
                     --                    14                    --                    --                     9
                     --                  (323)                   --                    --                  (465)
    -------------------   -------------------   -------------------   -------------------   -------------------
                  8,171                 3,929                81,264                 7,636                 8,327
    -------------------   -------------------   -------------------   -------------------   -------------------
                    667                    --                 4,840                   569                    --
                    306                   110                 2,662                   250                   128
                     41                    18                   354                    38                    14
                     18                    --                    85                    16                    --
                     83                    54                    88                    80                    59
                     22                    24                    47                    20                    26
                     19                    17                    16                    16                    16
                     26                    22                    40                    31                    19
                     --                    --                     8                    --                    --
                     15                     9                    27                     6                     1
    -------------------   -------------------   -------------------   -------------------   -------------------
                  1,197                   254                 8,167                 1,026                   263
                     --                    --                    --                    --                    --
                     74                    77                    56                    35                    16
                    180                     9                    47                   246                   148
                      9                     5                     7                     8                    18
    -------------------   -------------------   -------------------   -------------------   -------------------
                  1,460                   345                 8,277                 1,315                   445
                   (181)                  (53)                   --                  (114)                  (68)
                     (2)                   --                    (5)                   (1)                   --
    -------------------   -------------------   -------------------   -------------------   -------------------
                  1,277                   292                 8,272                 1,200                   377
    -------------------   -------------------   -------------------   -------------------   -------------------
                  6,894                 3,637                72,992                 6,436                 7,950
    -------------------   -------------------   -------------------   -------------------   -------------------
                  4,308                    --                12,431                   344                    --
                     --                  (228)                   --                    --                   932
                   (506)                   --                    48                   (26)                   --
                     --                    --                (8,640)                 (279)                   --
                     --                    --                   373                   761                    --
                     --                    --                    --                    --                  (108)
    -------------------   -------------------   -------------------   -------------------   -------------------
                  3,802                  (228)                4,212                   800                   824
    -------------------   -------------------   -------------------   -------------------   -------------------
                  3,444                    --                17,705                (2,085)                   --
                     --                 2,056                    --                    --               (17,242)
                     --                    --                   (71)                   17                    --
                    247                    --                 2,823                   (44)                   --
                     --                    --                   553                (2,148)                   --
    -------------------   -------------------   -------------------   -------------------   -------------------
                  3,691                 2,056                21,010                (4,260)              (17,242)
    -------------------   -------------------   -------------------   -------------------   -------------------
                  7,493                 1,828                25,222                (3,460)              (16,418)
    -------------------   -------------------   -------------------   -------------------   -------------------
    $            14,387   $             5,465   $            98,214   $             2,976   $            (8,468)
    ===================   ===================   ===================   ===================   ===================

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SHORT-TERM INCOME
                                                                   ------------------------------------
                                                                     SIX MONTHS
                                                                       ENDED
                                                                      9/30/01              YEAR ENDED
                                                                    (UNAUDITED)             3/31/01
                                                                   ------------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................       $       10,598        $       23,079
Net realized gain/(loss) on investments.....................                1,456                (1,697)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                5,642                12,829
                                                                   --------------        --------------
Net increase/(decrease) in net assets resulting from
  operations................................................               17,696                34,211
Distributions to shareholders from net investment income:
  Primary A Shares..........................................              (10,047)              (22,396)
  Primary B Shares..........................................                   --                    --
  Investor A Shares.........................................                 (409)                 (510)
  Investor B Shares.........................................                  (57)                 (135)
  Investor C Shares.........................................                  (85)                  (38)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                   --                    --
  Primary B Shares..........................................                   --                    --
  Investor A Shares.........................................                   --                    --
  Investor B Shares.........................................                   --                    --
  Investor C Shares.........................................                   --                    --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................               82,155               (55,666)
                                                                   --------------        --------------
Net increase/(decrease) in net assets.......................               89,253               (44,534)
NET ASSETS:
Beginning of period.........................................              369,818               414,352
                                                                   --------------        --------------
End of period...............................................       $      459,071        $      369,818
                                                                   ==============        ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........       $           --        $           --
                                                                   ==============        ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

    SHORT-INTERMEDIATE GOVERNMENT                 GOVERNMENT SECURITIES
--------------------------------------      ----------------------------------
      SIX MONTHS                              SIX MONTHS
        ENDED                                   ENDED
       9/30/01            YEAR ENDED           9/30/01            YEAR ENDED
     (UNAUDITED)           3/31/01           (UNAUDITED)           3/31/01
------------------------------------------------------------------------------
    $       14,027      $       32,003      $        6,894      $       13,539
             7,637               6,886               3,802               5,314
             5,333              21,293               3,691               6,389
    --------------      --------------      --------------      --------------
            26,997              60,182              14,387              25,242
           (12,723)            (29,250)             (4,660)             (8,845)
                (3)                 (8)                 --                  --
            (1,075)             (2,358)             (1,456)             (3,332)
              (182)               (357)               (738)             (1,346)
               (44)                (30)                (40)                (16)
                --                  --                  --                  --
                --                  --                  --                  --
                --                  --                  --                  --
                --                  --                  --                  --
                --                  --                  --                  --
           (10,804)            (29,689)             62,339              34,979
    --------------      --------------      --------------      --------------
             2,166              (1,510)             69,832              46,682
           550,484             551,994             240,192             193,510
    --------------      --------------      --------------      --------------
    $      552,650      $      550,484      $      310,024      $      240,192
    ==============      ==============      ==============      ==============
    $           --      $           --      $         (394)     $         (394)
    ==============      ==============      ==============      ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          INTERMEDIATE BOND
                                                                  ----------------------------------
                                                                    SIX MONTHS
                                                                      ENDED
                                                                     9/30/01            YEAR ENDED
                                                                   (UNAUDITED)           3/31/01
                                                                  ----------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................      $        3,637      $        5,980
Net realized gain/(loss) on investments.....................                  --                  --
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................                (228)               (310)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                  --                  --
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................               2,056               4,599
                                                                  --------------      --------------
Net increase/(decrease) in net assets resulting from
  operations................................................               5,465              10,269
Distributions to shareholders from net investment income:
  Primary A Shares..........................................              (1,827)             (1,943)
  Primary B Shares..........................................                  --                  --
  Investor A Shares.........................................              (1,636)             (3,664)
  Investor B Shares.........................................                 (44)                (30)
  Investor C Shares.........................................                 (20)                 (7)
  Seafirst Shares**.........................................                  --                (317)
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares..........................................                  --                  --
  Primary B Shares..........................................                  --                  --
  Investor A Shares.........................................                  --                  --
  Investor B Shares.........................................                  --                  --
  Investor C Shares.........................................                  --                  --
  Seafirst Shares**.........................................                  --                  --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                  --                  --
  Primary B Shares..........................................                  --                  --
  Investor A Shares.........................................                  --                  --
  Investor B Shares.........................................                  --                  --
  Investor C Shares.........................................                  --                  --
  Seafirst Shares**.........................................                  --                  --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................              24,706              21,054
                                                                  --------------      --------------
Net increase/(decrease) in net assets.......................              26,644              25,362
NET ASSETS:
Beginning of period.........................................             115,882              90,520
                                                                  --------------      --------------
End of period...............................................      $      142,526      $      115,882
                                                                  ==============      ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........      $          140      $           31
                                                                  ==============      ==============

---------------
** Seafirst Shares converted into Investor A Shares on June 23, 2000.
 + Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master
   Portfolio, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

                 BOND                                STRATEGIC INCOME                        HIGH YIELD BOND
    ----------------------------------      ----------------------------------      ----------------------------------
      SIX MONTHS                              SIX MONTHS                              SIX MONTHS
        ENDED                                   ENDED                                   ENDED
       9/30/01            YEAR ENDED           9/30/01            YEAR ENDED           9/30/01            YEAR ENDED
     (UNAUDITED)           3/31/01           (UNAUDITED)           3/31/01           (UNAUDITED)           3/31/01
----------------------------------------------------------------------------------------------------------------------
    $       72,992      $      147,003      $        6,436      $       15,691      $        7,950      $        3,641
             4,212              (4,839)                800                (404)                 --                  --
                --                  --                  --                  --                 824                 (93)
            21,010             106,779              (4,260)             10,840                  --                  --
                --                  --                  --                  --             (17,242)             (2,109)
    --------------      --------------      --------------      --------------      --------------      --------------
            98,214             248,943               2,976              26,127              (8,468)              1,439
           (71,439)           (145,064)             (4,407)            (10,763)             (5,320)             (2,171)
                --                  --                  --                  --                  --                  --
            (1,286)             (1,573)               (783)             (1,881)               (660)               (337)
              (230)               (311)             (1,208)             (2,987)             (1,482)             (1,145)
               (37)                (55)                (38)                (77)               (183)                (66)
                --                  --                  --                  --                  --                  --
                --                  --                  --                  --                  --                 (99)
                --                  --                  --                  --                  --                  --
                --                  --                  --                  --                  --                 (16)
                --                  --                  --                  --                  --                 (52)
                --                  --                  --                  --                  --                  (3)
                --                  --                  --                  --                  --                  --
                --                  --                  --                  --                  --                  --
                --                  --                  --                  --                  --                  --
                --                  --                  --                  --                  --                  --
                --                  --                  --                  --                  --                  --
                --                  --                  --                  --                  --                  --
                --                  --                  --                  --                  --                  --
            89,365             443,394             (29,587)             41,862              76,912              82,722
    --------------      --------------      --------------      --------------      --------------      --------------
           114,587             545,334             (33,047)             52,281              60,799              80,272
         2,369,238           1,823,904             258,757             206,476              93,522              13,250
    --------------      --------------      --------------      --------------      --------------      --------------
    $    2,483,825      $    2,369,238      $      225,710      $      258,757      $      154,321      $       93,522
    ==============      ==============      ==============      ==============      ==============      ==============
    $           --      $           --      $          511      $          511      $          178      $         (127)
    ==============      ==============      ==============      ==============      ==============      ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                           SHORT-TERM INCOME
                                                               SIX MONTHS ENDED
                                                              SEPTEMBER 30, 2001           YEAR ENDED
                                                                 (UNAUDITED)             MARCH 31, 2001
                                                              ------------------      --------------------
                                                              SHARES    DOLLARS       SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   9,725    $ 95,681        7,590    $  72,733
  Issued as reinvestment of dividends.......................      67         655          163        1,561
  Redeemed..................................................  (6,694)    (65,642)     (13,057)    (124,893)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................   3,098    $ 30,694       (5,304)   $ (50,599)
                                                              ======    ========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   4,621    $ 45,537        1,102    $  10,572
  Issued as reinvestment of dividends.......................      20         200           39          377
  Redeemed..................................................    (405)     (3,980)      (1,604)     (15,359)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................   4,236    $ 41,757         (463)   $  (4,410)
                                                              ======    ========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       3    $     32            3    $      33
  Issued as reinvestment of dividends.......................       4          42           12          114
  Redeemed..................................................      (4)        (44)         (65)        (624)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................       3    $     30          (50)   $    (477)
                                                              ======    ========      =======    =========
INVESTOR C SHARES:
  Sold......................................................   1,142    $ 11,231           74    $     718
  Issued as reinvestment of dividends.......................       5          48            4           35
  Redeemed..................................................    (163)     (1,605)         (97)        (933)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................     984    $  9,674          (19)   $    (180)
                                                              ======    ========      =======    =========
  Total net increase/(decrease).............................   8,321    $ 82,155       (5,836)   $ (55,666)
                                                              ======    ========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

                                                                      SHORT-INTERMEDIATE GOVERNMENT
                                                               SIX MONTHS ENDED
                                                              SEPTEMBER 30, 2001            YEAR ENDED
                                                                  (UNAUDITED)             MARCH 31, 2001
                                                              -------------------      --------------------
                                                              SHARES     DOLLARS       SHARES      DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   10,582    $ 43,935       24,744    $  99,348
  Issued in exchange for assets of:
    Boatmen's Trust Company Intermediate Government Fund
      (Note 13).............................................       --          --        5,337       21,135
    Bank IV Kansas U.S. Treasury Fund (Note 13).............       --          --        4,829       19,124
  Issued as reinvestment of dividends.......................       29         122           33          131
  Redeemed..................................................  (14,621)    (60,815)     (41,301)    (165,953)
                                                              -------    --------      -------    ---------
  Net increase/(decrease)...................................   (4,010)   $(16,758)      (6,358)   $ (26,215)
                                                              =======    ========      =======    =========
PRIMARY B SHARES:
  Sold......................................................       --    $     --           --    $      --
  Issued as reinvestment of dividends.......................        1           3            2            8
  Redeemed..................................................       --          --          (19)         (74)
                                                              -------    --------      -------    ---------
  Net increase/(decrease)...................................        1    $      3          (17)   $     (66)
                                                              =======    ========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    8,448    $ 35,041        4,924    $  20,104
  Issued as reinvestment of dividends.......................      134         555          347        1,397
  Redeemed..................................................   (8,755)    (36,292)      (6,103)     (24,735)
                                                              -------    --------      -------    ---------
  Net increase/(decrease)...................................     (173)   $   (696)        (832)   $  (3,234)
                                                              =======    ========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    1,266    $  5,295          603    $   2,460
  Issued as reinvestment of dividends.......................       25         104           58          234
  Redeemed..................................................     (402)     (1,665)        (815)      (3,255)
                                                              -------    --------      -------    ---------
  Net increase/(decrease)...................................      889    $  3,734         (154)   $    (561)
                                                              =======    ========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      888    $  3,677          319    $   1,290
  Issued as reinvestment of dividends.......................        7          27            6           23
  Redeemed..................................................     (191)       (791)        (232)        (926)
                                                              -------    --------      -------    ---------
  Net increase/(decrease)...................................      704    $  2,913           93    $     387
                                                              =======    ========      =======    =========
  Total net increase/(decrease).............................   (2,589)   $(10,804)      (7,268)   $ (29,689)
                                                              =======    ========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                         GOVERNMENT SECURITIES
                                                               SIX MONTHS ENDED
                                                              SEPTEMBER 30, 2001          YEAR ENDED
                                                                 (UNAUDITED)            MARCH 31, 2001
                                                              ------------------      -------------------
                                                              SHARES    DOLLARS       SHARES     DOLLARS
                                                              -------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   4,227    $ 41,375        4,596    $ 43,985
  Issued in exchange for assets of Boatmen's Trust Company
    Taxable Bond Fund (Note 13).............................      --          --        4,855      45,638
  Issued in exchange for Primary A Shares of Nations U.S.
    Government Bond Fund (Note 13)..........................   5,428      52,977           --          --
  Issued as reinvestment of dividends.......................       9          92           25         241
  Redeemed..................................................  (5,201)    (51,160)      (5,493)    (52,530)
                                                              ------    --------      -------    --------
  Net increase/(decrease)...................................   4,463    $ 43,284        3,983    $ 37,334
                                                              ======    ========      =======    ========
INVESTOR A SHARES:
  Sold......................................................   8,390    $ 82,391        9,666    $ 93,188
  Issued in exchange for Investor A Shares of Nations U.S.
    Government Bond Fund (Note 13)..........................     826       8,053           --          --
  Issued as reinvestment of dividends.......................      83         809          233       2,223
  Redeemed..................................................  (9,208)    (90,410)     (10,186)    (98,023)
                                                              ------    --------      -------    --------
  Net increase/(decrease)...................................      91    $    843         (287)   $ (2,612)
                                                              ======    ========      =======    ========
INVESTOR B SHARES:
  Sold......................................................     933    $  9,196          544    $  5,290
  Issued in exchange for Investor B Shares of Nations U.S.
    Government Bond Fund (Note 13)..........................   1,173      11,447           --          --
  Issued as reinvestment of dividends.......................      47         467          102         974
  Redeemed..................................................    (448)     (4,424)        (732)     (6,974)
                                                              ------    --------      -------    --------
  Net increase/(decrease)...................................   1,705    $ 16,686          (86)   $   (710)
                                                              ======    ========      =======    ========
INVESTOR C SHARES:
  Sold......................................................     194    $  1,913          115    $  1,134
  Issued in exchange for Investor C Shares of Nations U.S.
    Government Bond Fund (Note 13)..........................      95         920           --          --
  Issued as reinvestment of dividends.......................       3          25            1          10
  Redeemed..................................................    (171)     (1,684)         (18)       (177)
                                                              ------    --------      -------    --------
  Net increase/(decrease)...................................     121    $  1,174           98    $    967
                                                              ======    ========      =======    ========
  Total net increase/(decrease).............................   6,380    $ 61,987        3,708    $ 34,979
                                                              ======    ========      =======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

                                                                         INTERMEDIATE BOND
                                                               SIX MONTHS ENDED
                                                              SEPTEMBER 30, 2001        YEAR ENDED
                                                                 (UNAUDITED)          MARCH 31, 2001
                                                              ------------------    ------------------
                                                              SHARES    DOLLARS     SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   3,516    $ 33,426     4,119    $ 38,361
  Issued as reinvestment of dividends.......................       3          31         6          56
  Redeemed..................................................  (1,072)    (10,198)     (763)     (7,077)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................   2,447    $ 23,259     3,362    $ 31,340
                                                              ======    ========    ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,412    $ 13,459     4,794    $ 44,054
  Issued as reinvestment of dividends.......................      96         913       176       1,635
  Redeemed..................................................  (1,615)    (15,373)   (3,352)    (31,152)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    (107)   $ (1,001)    1,618    $ 14,537
                                                              ======    ========    ======    ========
INVESTOR B SHARES:
  Sold......................................................     242    $  2,319       116    $  1,090
  Issued as reinvestment of dividends.......................       4          36         3          24
  Redeemed..................................................     (23)       (222)      (11)       (105)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................     223    $  2,133       108    $  1,009
                                                              ======    ========    ======    ========
INVESTOR C SHARES:
  Sold......................................................      43    $    453        77    $    793
  Issued as reinvestment of dividends.......................       1           8        --*          3
  Redeemed..................................................     (14)       (146)       (3)        (24)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................      30    $    315        74    $    772
                                                              ======    ========    ======    ========
SEAFIRST SHARES:**
  Sold......................................................      --    $     --        --*   $     12
  Issued as reinvestment of dividends.......................      --          --        31         317
  Redeemed..................................................      --          --    (2,592)    (26,933)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................      --    $     --    (2,561)   $(26,604)
                                                              ------    --------    ------    --------
  Total net increase/(decrease).............................   2,593    $ 24,706     2,601    $ 21,054
                                                              ======    ========    ======    ========

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

** Seafirst Shares converted into Investor A Shares on June 23, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                   BOND
                                                                SIX MONTHS ENDED
                                                               SEPTEMBER 30, 2001            YEAR ENDED
                                                                  (UNAUDITED)              MARCH 31, 2001
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   29,725    $ 289,678       65,505    $ 620,433
  Issued in exchange for assets of:
    Boatmen's Trust Company Intermediate Taxable Bond Fund
    Note 13)................................................       --           --       12,412      116,422
    Bank IV Kansas Intermediate Bond Fund (Note 13).........       --           --        8,123       76,191
    BCA High Grade Income Bond Fund (Note 13)...............       --           --       23,402      219,513
  Issued as reinvestment of dividends.......................      512        4,987          861        8,216
  Redeemed..................................................  (25,241)    (245,939)     (63,233)    (601,516)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    4,996    $  48,726       47,070    $ 439,259
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    6,010    $  58,557        1,963    $  18,679
  Issued as reinvestment of dividends.......................       53          512          121        1,147
  Redeemed..................................................   (2,541)     (24,873)      (1,801)     (17,151)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    3,522    $  34,196          283    $   2,675
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      697    $   6,825          239    $   2,304
  Issued as reinvestment of dividends.......................       16          156           29          276
  Redeemed..................................................      (89)        (873)        (155)      (1,463)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      624    $   6,108          113    $   1,117
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       64    $     621           54    $     518
  Issued as reinvestment of dividends.......................        2           24            5           49
  Redeemed..................................................      (32)        (310)         (24)        (224)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       34    $     335           35    $     343
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    9,176    $  89,365       47,501    $ 443,394
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

                                                                           STRATEGIC INCOME
                                                               SIX MONTHS ENDED
                                                              SEPTEMBER 30, 2001          YEAR ENDED
                                                                 (UNAUDITED)            MARCH 31, 2001
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   2,365    $ 23,161      12,232    $116,097
  Issued as reinvestment of dividends.......................       9          91         265       2,545
  Redeemed..................................................  (5,013)    (48,972)     (6,948)    (66,777)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (2,639)   $(25,720)      5,549    $ 51,865
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     156    $  1,521         382    $  3,727
  Issued as reinvestment of dividends.......................      35         347          98         935
  Redeemed..................................................    (392)     (3,843)       (778)     (7,431)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (201)   $ (1,975)       (298)   $ (2,769)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     332    $  3,260         520    $  4,982
  Issued as reinvestment of dividends.......................      69         670         205       1,962
  Redeemed..................................................    (609)     (5,959)     (1,517)    (14,447)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (208)   $ (2,029)       (792)   $ (7,503)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      31    $    302          60    $    582
  Issued as reinvestment of dividends.......................       3          30           8          72
  Redeemed..................................................     (20)       (195)        (40)       (385)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      14    $    137          28    $    269
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (3,034)   $(29,587)      4,487    $ 41,862
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           HIGH YIELD BOND
                                                               SIX MONTHS ENDED
                                                              SEPTEMBER 30, 2001          YEAR ENDED
                                                                 (UNAUDITED)            MARCH 31, 2001
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   7,987    $ 73,017       6,797    $ 64,265
  Issued as reinvestment of dividends.......................     154       1,375          49         466
  Redeemed..................................................  (2,912)    (25,317)     (1,192)    (11,616)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   5,229    $ 49,075       5,654    $ 53,115
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,347    $ 12,294         858    $  8,053
  Issued as reinvestment of dividends.......................      62         554          31         282
  Redeemed..................................................    (612)     (5,573)        (21)       (198)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     797    $  7,275         868    $  8,137
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   2,009    $ 18,186       2,206    $ 21,032
  Issued as reinvestment of dividends.......................     101         898          76         711
  Redeemed..................................................    (236)     (2,121)       (228)     (2,160)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,874    $ 16,963       2,054    $ 19,583
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     416    $  3,761         202    $  1,911
  Issued as reinvestment of dividends.......................      11          93           4          37
  Redeemed..................................................     (29)       (255)         (6)        (61)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     398    $  3,599         200    $  1,887
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   8,298    $ 76,912       8,776    $ 82,722
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

                      [This page intentionally left blank]

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                    NET ASSET                     NET REALIZED      NET INCREASE/      DIVIDENDS
                                                     VALUE          NET           AND UNREALIZED    (DECREASE) IN      FROM NET
                                                    BEGINNING    INVESTMENT       GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT
                                                    OF PERIOD    INCOME/(LOSS)    INVESTMENTS       FROM OPERATIONS     INCOME
                                                    ------------------------------------------------------------------------------
SHORT-TERM INCOME
PRIMARY A SHARES
Six months ended 9/30/2001# (unaudited).........      $9.80          $0.27            $ 0.17             $0.44           $(0.27)
Year ended 3/31/2001............................       9.51           0.58              0.29              0.87            (0.58)
Year ended 3/31/2000............................       9.79           0.56             (0.28)             0.28            (0.56)
Year ended 3/31/1999............................       9.77           0.56              0.02              0.58            (0.56)
Year ended 3/31/1998............................       9.68           0.56              0.09              0.65            (0.56)
Year ended 3/31/1997#...........................       9.76           0.58             (0.08)             0.50            (0.58)
INVESTOR A SHARES
Six months ended 9/30/2001# (unaudited).........      $9.81          $0.25            $ 0.17             $0.42           $(0.25)
Year ended 3/31/2001............................       9.51           0.56              0.30              0.86            (0.56)
Year ended 3/31/2000............................       9.79           0.54             (0.28)             0.26            (0.54)
Year ended 3/31/1999............................       9.77           0.54              0.02              0.56            (0.54)
Year ended 3/31/1998............................       9.68           0.54              0.09              0.63            (0.54)
Year ended 3/31/1997#...........................       9.76           0.56             (0.08)             0.48            (0.56)
INVESTOR B SHARES
Six months ended 9/30/2001# (unaudited).........      $9.80          $0.22            $ 0.17             $0.39           $(0.22)
Year ended 3/31/2001............................       9.51           0.48              0.29              0.77            (0.48)
Year ended 3/31/2000............................       9.79           0.51             (0.28)             0.23            (0.51)
Year ended 3/31/1999............................       9.77           0.52              0.02              0.54            (0.52)
Year ended 3/31/1998............................       9.68           0.53              0.09              0.62            (0.53)
Year ended 3/31/1997#...........................       9.76           0.55             (0.08)             0.47            (0.55)
INVESTOR C SHARES
Six months ended 9/30/2001# (unaudited).........      $9.80          $0.22            $ 0.17             $0.39           $(0.22)
Year ended 3/31/2001............................       9.51           0.48              0.29              0.77            (0.48)
Year ended 3/31/2000............................       9.79           0.47             (0.28)             0.19            (0.47)
Year ended 3/31/1999............................       9.77           0.52              0.02              0.54            (0.52)
Year ended 3/31/1998............................       9.68           0.53              0.09              0.62            (0.53)
Year ended 3/31/1997#...........................       9.76           0.55             (0.08)             0.47            (0.55)

---------------

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

                                                                                       WITHOUT WAIVERS
                                                                                       AND/OR EXPENSE
                                                                                       REIMBURSEMENTS
                                                                                       ---------------
                                             RATIO OF        RATIO OF                     RATIO OF
                               NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
      NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
        VALUE        TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
    END OF PERIOD   RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------


        $9.97         4.58%     $395,770       0.53%+(a)       5.50%+          36%          0.63%+(a)
         9.80         9.44       358,812       0.51(a)         6.04            42           0.61(a)
         9.51         3.00       398,620       0.50(a)         5.86            62           0.63(a)
         9.79         6.07       397,467       0.50(a)         5.70            64           0.80(a)
         9.77         6.89       331,961       0.56(a)(b)      5.75            66           0.86(a)
         9.68         5.25       181,455       0.55(b)         5.97           172           0.85

        $9.98         4.44%     $ 50,056       0.78%+(a)       5.25%+          36%          0.88%+(a)
         9.81         9.28         7,658       0.76(a)         5.79            42           0.86(a)
         9.51         2.76        11,831       0.73(a)         5.63            62           0.88(a)
         9.79         5.85        14,652       0.70(a)         5.50            64           1.05(a)
         9.77         6.67        13,688       0.76(a)(b)      5.55            66           1.06(a)
         9.68         5.04         6,169       0.75(b)         5.77           172           1.05

        $9.97         4.05%     $  2,588       1.53%+(a)       4.50%+          36%          1.63%+(a)
         9.80         8.36         2,515       1.51(a)         5.04            42           1.61(a)
         9.51         2.40         2,914       1.05(a)         5.31            62           1.63(a)
         9.79         5.70         5,825       0.85(a)         5.35            64           1.80(a)
         9.77         6.51         4,602       0.91(a)(b)      5.40            66           1.21(a)
         9.68         4.89         5,536       0.90(b)         5.62           172           1.20

        $9.97         4.05%     $ 10,657       1.53%+(a)       4.50%+          36%          1.63%+(a)
         9.80         8.37           833       1.51(a)         5.04            42           1.61(a)
         9.51         1.97           987       1.50(a)         4.86            62           1.63(a)
         9.79         5.64         1,744       1.01(a)         5.19            64           1.80(a)
         9.77         6.51         2,992       0.91(a)(b)      5.40            66           1.21(a)
         9.68         4.89         4,063       0.90(b)         5.62           172           1.20

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                    NET ASSET                     NET REALIZED      NET INCREASE/      DIVIDENDS
                                                     VALUE          NET           AND UNREALIZED    (DECREASE) IN      FROM NET
                                                    BEGINNING    INVESTMENT       GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT
                                                    OF PERIOD    INCOME/(LOSS)    INVESTMENTS       FROM OPERATIONS     INCOME
                                                    -----------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES
Six months ended 9/30/2001# (unaudited).........      $4.15          $0.11            $ 0.10             $0.21           $(0.11)
Year ended 3/31/2001............................       3.94           0.23              0.21              0.44            (0.23)
Year ended 3/31/2000............................       4.10           0.22             (0.16)             0.06            (0.22)
Year ended 3/31/1999............................       4.12           0.22             (0.02)             0.20            (0.22)
Year ended 3/31/1998............................       3.99           0.23              0.13              0.36            (0.23)
Year ended 3/31/1997#...........................       4.07           0.23             (0.08)             0.15            (0.23)
PRIMARY B SHARES
Six months ended 9/30/2001# (unaudited).........      $4.15          $0.10            $ 0.10             $0.20           $(0.10)
Year ended 3/31/2001............................       3.94           0.21              0.21              0.42            (0.21)
Year ended 3/31/2000............................       4.10           0.21             (0.16)             0.05            (0.21)
Year ended 3/31/1999#...........................       4.12           0.21             (0.02)             0.19            (0.21)
Year ended 3/31/1998............................       3.99           0.21              0.13              0.34            (0.21)
Six months ended 3/31/1997*#....................       4.02           0.16             (0.03)             0.13            (0.16)
INVESTOR A SHARES
Six months ended 9/30/2001# (unaudited).........      $4.15          $0.10            $ 0.09             $0.19           $(0.10)
Year ended 3/31/2001............................       3.94           0.22              0.21              0.43            (0.22)
Year ended 3/31/2000............................       4.10           0.22             (0.16)             0.06            (0.22)
Year ended 3/31/1999............................       4.12           0.21             (0.02)             0.19            (0.21)
Year ended 3/31/1998............................       3.99           0.22              0.13              0.35            (0.22)
Year ended 3/31/1997#...........................       4.07           0.22             (0.08)             0.14            (0.22)
INVESTOR B SHARES
Six months ended 9/30/2001# (unaudited).........      $4.15          $0.09            $ 0.10             $0.19           $(0.09)
Year ended 3/31/2001............................       3.94           0.19              0.21              0.40            (0.19)
Year ended 3/31/2000............................       4.10           0.19             (0.16)             0.03            (0.19)
Year ended 3/31/1999............................       4.12           0.19             (0.02)             0.17            (0.19)
Year ended 3/31/1998............................       3.99           0.20              0.13              0.33            (0.20)
Year ended 3/31/1997#...........................       4.07           0.20             (0.08)             0.12            (0.20)
INVESTOR C SHARES
Six months ended 9/30/2001# (unaudited).........      $4.14          $0.09            $ 0.10             $0.19           $(0.09)
Year ended 3/31/2001............................       3.93           0.19              0.21              0.40            (0.19)
Year ended 3/31/2000............................       4.09           0.19             (0.16)             0.03            (0.19)
Year ended 3/31/1999............................       4.12           0.19             (0.03)             0.16            (0.19)
Year ended 3/31/1998............................       3.99           0.20              0.13              0.33            (0.20)
Year ended 3/31/1997#...........................       4.07           0.21             (0.08)             0.13            (0.21)

---------------

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * Short-Intermediate Government Primary B Shares commenced operations on June 28, 1996.

 # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

                                                                                       WITHOUT WAIVERS
                                                                                       AND/OR EXPENSE
                                                                                       REIMBURSEMENTS
                                                                                       ---------------
                                             RATIO OF        RATIO OF                     RATIO OF
                               NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
      NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
        VALUE        TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
    END OF PERIOD   RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------
        $4.25         5.07%     $491,678       0.61%+(a)       5.14%+         167%          0.61%+(a)
         4.15        11.56       496,821       0.59(a)         5.77           108           0.59(a)
         3.94         1.63       497,392       0.60(a)         5.59           177           0.65(a)
         4.10         4.97       589,092       0.58(a)         5.36           242           0.78(a)
         4.12         9.11       663,833       0.61            5.53           538           0.81
         3.99         3.72       371,118       0.63(a)(b)      5.73           529           0.83(a)
        $4.25         4.81%     $    147       1.11%+(a)       4.64%+         167%          1.21%+(a)
         4.15        11.01           141       1.09(a)         5.27           108           1.19(a)
         3.94         1.23           200       0.99(a)         5.20           177           1.25(a)
         4.10         4.61           273       0.93(a)         5.01           242           1.38(a)
         4.12         8.74           261       0.96            5.18           538           1.16
         3.99         3.31        16,980       0.98+(a)(b)      5.38+         529           1.18+(a)
        $4.24         4.70%     $ 44,563       0.86%+(a)       4.89%+         167%          0.86%+(a)
         4.15        11.31        44,244       0.82(a)         5.54           108           0.84(a)
         3.94         1.43        45,341       0.80(a)         5.39           177           0.90(a)
         4.10         4.76        44,793       0.78(a)         5.16           242           1.03(a)
         4.12         8.89        49,478       0.81            5.33           538           1.01
         3.99         3.51        42,468       0.83(a)(b)      5.53           529           1.03(a)
        $4.25         4.55%     $ 12,174       1.61%+(a)       4.14%+         167%          1.61%+(a)
         4.15        10.46         8,199       1.59(a)         4.77           108           1.59(a)
         3.94         0.70         8,400       1.51(a)         4.68           177           1.65(a)
         4.10         4.14         9,591       1.38(a)         4.56           242           1.78(a)
         4.12         8.35         9,815       1.34            4.80           538           1.54
         3.99         3.10        10,788       1.23(a)(b)      5.13           529           1.43(a)
        $4.24         4.55%     $  4,088       1.61%+(a)       4.14%+         167%          1.61%+(a)
         4.14        10.49         1,079       1.59(a)         4.77           108           1.59(a)
         3.93         0.74           661       1.54(a)         4.65           177           1.65(a)
         4.09         4.05         1,190       1.34(a)         4.60           242           1.78(a)
         4.12         8.45         1,808       1.31            4.83           538           1.51
         3.99         3.21         8,334       1.13(a)(b)      5.23           529           1.33(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                        NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                          VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                        BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                        OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                        -----------------------------------------------------------------------------------------
GOVERNMENT SECURITIES
PRIMARY A SHARES
Six months ended 9/30/2001#
  (unaudited)........................     $9.87         $0.26           $ 0.22           $ 0.48          $(0.26)       $   --
Year ended 3/31/2001.................      9.38          0.60             0.48             1.08           (0.59)           --
Year ended 3/31/2000.................      9.86          0.58            (0.48)            0.10           (0.58)           --
Year ended 3/31/1999#................      9.90          0.58            (0.05)            0.53           (0.57)           --
Year ended 3/31/1998.................      9.39          0.55             0.51             1.06           (0.55)           --
Year ended 3/31/1997#................      9.67          0.60            (0.30)            0.30           (0.58)        (0.00)##
INVESTOR A SHARES
Six months ended 9/30/2001#
  (unaudited)........................     $9.86         $0.24           $ 0.22           $ 0.46          $(0.24)       $   --
Year ended 3/31/2001.................      9.37          0.57             0.49             1.06           (0.57)           --
Year ended 3/31/2000.................      9.86          0.57            (0.50)            0.07           (0.56)           --
Year ended 3/31/1999#................      9.90          0.56            (0.05)            0.51           (0.55)           --
Year ended 3/31/1998.................      9.39          0.52             0.51             1.03           (0.52)           --
Year ended 3/31/1997#................      9.67          0.58            (0.30)            0.28           (0.56)        (0.00)##
INVESTOR B SHARES
Six months ended 9/30/2001#
  (unaudited)........................     $9.87         $0.21           $ 0.22           $ 0.43          $(0.21)       $   --
Year ended 3/31/2001.................      9.38          0.50             0.49             0.99           (0.50)           --
Year ended 3/31/2000.................      9.86          0.49            (0.48)            0.01           (0.49)           --
Year ended 3/31/1999#................      9.90          0.49            (0.04)            0.45           (0.49)           --
Year ended 3/31/1998.................      9.39          0.47             0.51             0.98           (0.47)           --
Year ended 3/31/1997#................      9.67          0.54            (0.30)            0.24           (0.52)        (0.00)##
INVESTOR C SHARES
Six months ended 9/30/2001#
  (unaudited)........................     $9.84         $0.21           $ 0.22           $ 0.43          $(0.21)       $   --
Year ended 3/31/2001.................      9.34          0.52             0.48             1.00           (0.50)           --
Year ended 3/31/2000.................      9.86          0.49            (0.52)           (0.03)          (0.49)           --
Year ended 3/31/1999#................      9.90          0.49            (0.04)            0.45           (0.49)           --
Year ended 3/31/1998.................      9.39          0.48             0.51             0.99           (0.48)           --
Year ended 3/31/1997#................      9.67          0.55            (0.30)            0.25           (0.53)        (0.00)##

---------------

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01.

(a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                         RATIO OF        RATIO OF                     RATIO OF
    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------
   $(0.26)         $10.09         4.92%     $202,329       0.73%+(a)       5.15%+         216%          0.86%+(a)
    (0.59)           9.87        11.97       153,799       0.75(a)         6.21           183           0.86(a)
    (0.58)           9.38         1.12       108,798       0.78(b)         6.17           348           0.90
    (0.57)           9.86         5.41       119,659       0.73(a)         5.70           600           0.84(a)
    (0.55)           9.90        11.65        75,796       0.85(a)(b)      5.63           303           0.99(a)
    (0.58)           9.39         3.18        52,606       0.80            6.28           468           0.94
   $(0.24)         $10.08         4.79%     $ 59,865       0.98%+(a)       4.90%+         216%          1.11%+(a)
    (0.57)           9.86        11.70        57,641       1.00(a)         5.96           183           1.11(a)
    (0.56)           9.37         0.80        57,485       1.03(b)         5.92           348           1.15
    (0.55)           9.86         5.16        19,167       0.98(a)         5.45           600           1.09(a)
    (0.52)           9.90        11.37         8,509       1.10(a)(b)      5.38           303           1.24(a)
    (0.56)           9.39         2.92         9,852       1.05            6.03           468           1.19
   $(0.21)         $10.09         4.40%     $ 45,375       1.73%+(a)       4.15%+         216%          1.86%+(a)
    (0.50)           9.87        10.86        27,544       1.75(a)         5.21           183           1.86(a)
    (0.49)           9.38         0.22        26,988       1.72(b)         5.23           348           1.90
    (0.49)           9.86         4.53        30,109       1.58(a)         4.85           600           1.84(a)
    (0.47)           9.90        10.78        32,391       1.63(a)(b)      4.85           303           1.77(a)
    (0.52)           9.39         2.51        38,807       1.45            5.63           468           1.59
   $(0.21)         $10.06         4.41%     $  2,454       1.73%+(a)       4.15%+         216%          1.86%+(a)
    (0.50)           9.84        11.03         1,213       1.75(a)         5.21           183           1.86(a)
    (0.49)           9.34        (0.22)          238       1.78(b)         5.17           348           1.90
    (0.49)           9.86         4.52           213       1.59(a)         4.84           600           1.84(a)
    (0.48)           9.90        10.84           735       1.58(a)(b)      4.90           303           1.72(a)
    (0.53)           9.39         2.67         1,835       1.30            5.78           468           1.44

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                        NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                          VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                        BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                        OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                        -----------------------------------------------------------------------------------------
INTERMEDIATE BOND
PRIMARY A SHARES
Six months ended 9/30/2001#
  (unaudited)........................    $ 9.52         $0.27           $ 0.13           $ 0.40          $(0.27)       $   --
Year ended 3/31/2001#................      9.13          0.58             0.39             0.97           (0.58)           --
Period ended 3/31/2000***............      9.52          0.49            (0.37)            0.12           (0.51)           --
INVESTOR A SHARES*
Six months ended 9/30/2001#
  (unaudited)........................    $ 9.55         $0.25           $ 0.13           $ 0.38          $(0.25)       $   --
Year ended 3/31/2001#................      9.15          0.56             0.40             0.96           (0.56)           --
Period ended 3/31/2000...............      9.50          0.46            (0.34)            0.12           (0.47)           --
Period ended 5/14/1999...............      9.52          0.10            (0.04)            0.06           (0.08)           --
Year ended 2/28/1999.................      9.69          0.50            (0.03)            0.47           (0.53)        (0.11)
Year ended 2/28/1998.................      9.54          0.49             0.20             0.69           (0.51)        (0.03)
Year ended 2/28/1997**...............      9.75          0.52            (0.15)            0.37           (0.52)        (0.06)
INVESTOR B SHARES
Six months ended 9/30/2001#
  (unaudited)........................    $ 9.51         $0.22           $ 0.13           $ 0.35          $(0.22)       $   --
Year ended 3/31/2001#................      9.13          0.47             0.42             0.89           (0.51)           --
Period ended 3/31/2000***............      9.52          0.22            (0.36)           (0.14)          (0.25)           --
INVESTOR C SHARES*
Six months ended 9/30/2001#
  (unaudited)........................    $10.47         $0.21           $ 0.17           $ 0.38          $(0.21)       $   --
Year ended 3/31/2001#................      9.32          0.47             1.09             1.56           (0.41)           --
Period ended 3/31/2000...............      9.56          0.34            (0.23)            0.11           (0.35)           --
Period ended 5/14/1999...............      9.59          0.09            (0.04)            0.05           (0.08)           --
Year ended 2/28/1999.................      9.72          0.46               --             0.46           (0.48)        (0.11)
Year ended 2/28/1998.................      9.54          0.44             0.19             0.63           (0.42)        (0.03)
Period ended 2/28/1997***............      9.53          0.31             0.07             0.38           (0.31)        (0.06)

---------------

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund A, and K Shares, which were reorganized into the Intermediate Bond Investor A and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.

 ** As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.

*** Intermediate Bond Primary A, Investor B, and Investor C Shares commenced operations on May 21, 1999, October 20, 1999, and November 20, 1996, respectively.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

                                                                                       WITHOUT WAIVERS
                                                                                       AND/OR EXPENSE
                                                                                       REIMBURSEMENTS
                                                                                       ---------------
                                                         RATIO OF        RATIO OF         RATIO OF
    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT      OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)      EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     TO AVERAGE         AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS        NET ASSETS       NET ASSETS
------------------------------------------------------------------------------------------------------
   $(0.27)         $ 9.65         4.22%     $75,507        0.81%+          5.77%+           0.89%+
    (0.58)           9.52        11.04       51,178        0.78            6.31             0.81
    (0.51)           9.13         1.29       18,365       0.81+            6.08+           1.05+
   $(0.25)         $ 9.68         4.09%     $62,434        1.06%+          5.52%+           1.14%+
    (0.56)           9.55        10.88       62,617        1.03            6.06             1.06
    (0.47)           9.15         1.34       45,207       1.06+            5.83+           1.30+
    (0.08)           9.50         0.66       61,412       1.09+            4.90+           1.12+
    (0.64)           9.52         4.89       63,404        0.90            5.14             0.90
    (0.54)           9.69         7.40       41,875        0.90            5.50             1.21
    (0.58)           9.54         3.92       22,937        0.75            5.45             2.26
   $(0.22)         $ 9.64         3.74%     $ 3,455        1.81%+          4.77%+           1.89%+
    (0.51)           9.51         9.99        1,290        1.78            5.31             1.81
    (0.25)           9.13         1.33          256       1.81+            5.08+           2.05+
   $(0.21)         $10.64         3.71%     $ 1,130        1.81%+          4.77%+           1.89%+
    (0.41)          10.47        17.06          797        1.78            5.31             1.81
    (0.35)           9.32         1.18           15       1.81+            5.08+           2.05+
    (0.08)           9.56         0.47          469       1.57+            4.42+           1.84+
    (0.59)           9.59         4.76          495        1.39            4.67             1.65
    (0.45)           9.72         6.80          513        1.39            4.99             1.73
    (0.37)           9.54         3.73          332       1.43+            5.41+           2.71+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                            NET ASSET                     NET REALIZED       NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                              VALUE          NET         AND UNREALIZED      (DECREASE) IN     FROM NET      FROM NET
                            BEGINNING    INVESTMENT      GAIN/(LOSS) ON     NET ASSET VALUE   INVESTMENT     REALIZED
                            OF PERIOD   INCOME/(LOSS)      INVESTMENTS      FROM OPERATIONS     INCOME         GAINS
                            --------------------------------------------------------------------------------------------
BOND
PRIMARY A SHARES
Six months ended
  9/30/2001#
  (unaudited)............    $ 9.78         $0.30            $ 0.10             $ 0.40          $(0.30)       $ 0.00
Year ended 3/31/2001.....      9.37          0.62              0.41               1.03           (0.62)         0.00
Year ended 3/31/2000.....      9.93          0.59             (0.52)              0.07           (0.59)        (0.04)
Year ended 3/31/1999.....     10.03          0.59             (0.04)              0.55           (0.59)        (0.06)
Year ended 3/31/1998.....      9.62          0.58              0.41               0.99           (0.58)           --
Year ended 3/31/1997#....      9.93          0.58             (0.20)              0.38           (0.58)        (0.11)
INVESTOR A SHARES
Six months ended
  9/30/2001#
  (unaudited)............    $ 9.78         $0.28            $ 0.10             $ 0.38          $(0.28)       $ 0.00
Year ended 3/31/2001.....      9.37          0.60              0.41               1.01           (0.60)         0.00
Year ended 3/31/2000.....      9.93          0.57             (0.52)              0.05           (0.57)        (0.04)
Year ended 3/31/1999.....     10.03          0.57             (0.04)              0.53           (0.57)        (0.06)
Year ended 3/31/1998.....      9.62          0.56              0.41               0.97           (0.56)           --
Year ended 3/31/1997#....      9.93          0.56             (0.20)              0.36           (0.56)        (0.11)
INVESTOR B SHARES
Six months ended
  9/30/2001#
  (unaudited)............    $ 9.78         $0.25            $ 0.10             $ 0.35          $(0.25)       $ 0.00
Year ended 3/31/2001.....      9.37          0.52              0.41               0.93           (0.52)         0.00
Year ended 3/31/2000.....      9.93          0.50             (0.52)             (0.02)          (0.50)        (0.04)
Year ended 3/31/1999.....     10.03          0.51             (0.04)              0.47           (0.51)        (0.06)
Year ended 3/31/1998.....      9.62          0.51              0.41               0.92           (0.51)           --
Year ended 3/31/1997#....      9.93          0.52             (0.20)              0.32           (0.52)        (0.11)
INVESTOR C SHARES
Six months ended
  9/30/2001#
  (unaudited)............    $ 9.78         $0.25            $ 0.10             $ 0.35          $(0.25)       $ 0.00
Year ended 3/31/2001.....      9.37          0.52              0.41               0.93           (0.52)         0.00
Year ended 3/31/2000.....      9.93          0.48             (0.52)             (0.04)          (0.48)        (0.04)
Year ended 3/31/1999.....     10.03          0.51             (0.04)              0.47           (0.51)        (0.06)
Year ended 3/31/1998.....      9.62          0.52              0.41               0.93           (0.52)           --
Year ended 3/31/1997#....      9.93          0.53             (0.20)              0.33           (0.53)        (0.11)


                           DISTRIBUTIONS
                               FROM
                              CAPITAL
                           -------------
BOND
PRIMARY A SHARES
Six months ended
  9/30/2001#
  (unaudited)............     $ 0.00
Year ended 3/31/2001.....       0.00
Year ended 3/31/2000.....         --
Year ended 3/31/1999.....         --
Year ended 3/31/1998.....         --
Year ended 3/31/1997#....      (0.00)##
INVESTOR A SHARES
Six months ended
  9/30/2001#
  (unaudited)............     $ 0.00
Year ended 3/31/2001.....       0.00
Year ended 3/31/2000.....         --
Year ended 3/31/1999.....         --
Year ended 3/31/1998.....         --
Year ended 3/31/1997#....      (0.00)##
INVESTOR B SHARES
Six months ended
  9/30/2001#
  (unaudited)............     $ 0.00
Year ended 3/31/2001.....       0.00
Year ended 3/31/2000.....         --
Year ended 3/31/1999.....         --
Year ended 3/31/1998.....         --
Year ended 3/31/1997#....      (0.00)##
INVESTOR C SHARES
Six months ended
  9/30/2001#
  (unaudited)............     $ 0.00
Year ended 3/31/2001.....       0.00
Year ended 3/31/2000.....         --
Year ended 3/31/1999.....         --
Year ended 3/31/1998.....         --
Year ended 3/31/1997#....      (0.00)##

---------------

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01.

(a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                         RATIO OF        RATIO OF                     RATIO OF
    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------
   $(0.30)         $ 9.88         4.12%    $2,406,640      0.67%+(a)(b)      6.08%+       146%          0.67%+(a)
    (0.62)           9.78        11.39      2,333,703      0.67(a)         6.53           120           0.67(a)
    (0.63)           9.37         0.97      1,793,913      0.67            6.20            63           0.69
    (0.65)           9.93         5.61      1,798,155      0.68(a)         5.86           107           0.78(a)
    (0.58)          10.03        10.53      1,681,990      0.72(a)(b)      5.86           244           0.83(a)
    (0.69)           9.62         3.90        947,277      0.71(a)         5.98           368           0.81(a)
   $(0.28)         $ 9.88         3.99%    $   62,283      0.92%+(a)(b)      5.83%+       146%          0.92%+(a)
    (0.60)           9.78        11.11         27,220      0.92(a)         6.28           120           0.92(a)
    (0.61)           9.37         0.74         23,420      0.90            5.97            63           0.94
    (0.63)           9.93         5.40         32,119      0.88(a)         5.66           107           1.03(a)
    (0.56)          10.03        10.30         26,054      0.92(a)(b)      5.66           244           1.03(a)
    (0.67)           9.62         3.70          6,345      0.91(a)         5.78           368           1.01(a)
   $(0.25)         $ 9.88         3.60%    $   13,227      1.67%+(a)(b)      5.08%+       146%          1.67%+(a)
    (0.52)           9.78         3.60          6,994      1.67(a)         5.53           120           1.67(a)
    (0.54)           9.37         0.05          5,637      1.59            5.28            63           1.69
    (0.57)           9.93         4.76          5,440      1.48(a)         5.06           107           1.78(a)
    (0.51)          10.03         9.73          2,662      1.47(a)(b)      5.11           244           1.58(a)
    (0.63)           9.62         3.23          2,109      1.36(a)         5.33           368           1.46(a)
   $(0.25)         $ 9.88         3.60%    $    1,675      1.67%+(a)(b)      5.08%+       146%          1.67%+(a)
    (0.52)           9.78        10.28          1,321      1.67(a)         5.53           120           1.67(a)
    (0.52)           9.37        (0.24)           934      1.67            5.20            63           1.69
    (0.57)           9.93         4.90          1,137      1.40(a)         5.14           107           1.78(a)
    (0.52)          10.03         9.87            943      1.42(a)(b)      5.16           244           1.53(a)
    (0.64)           9.62         3.38          1,068      1.21(a)         5.48           368           1.31(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                        NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                          VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                        BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                        OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                        -----------------------------------------------------------------------------------------
STRATEGIC INCOME
PRIMARY A SHARES
Six months ended 9/30/2001#
  (unaudited)........................     $9.89         $0.29           $(0.13)          $ 0.16          $(0.29)       $   --
Year ended 3/31/2001#................      9.53          0.66             0.35             1.01           (0.65)           --
Year ended 3/31/2000.................     10.31          0.68            (0.78)           (0.10)          (0.68)       (0.00)##
Year ended 3/31/1999#................     10.55          0.66            (0.14)            0.52           (0.66)       (0.10)
Year ended 3/31/1998.................     10.11          0.65             0.44             1.09           (0.65)           --
Year ended 3/31/1997#................     10.42          0.69            (0.18)            0.51           (0.69)       (0.13)
INVESTOR A SHARES
Six months ended 9/30/2001#
  (unaudited)........................     $9.88         $0.28           $(0.13)          $ 0.15          $(0.28)       $   --
Year ended 3/31/2001#................      9.52          0.63             0.36             0.99           (0.63)           --
Year ended 3/31/2000.................     10.31          0.65            (0.79)           (0.14)          (0.65)       (0.00)##
Year ended 3/31/1999#................     10.55          0.63            (0.14)            0.49           (0.63)       (0.10)
Year ended 3/31/1998.................     10.11          0.63             0.44             1.07           (0.63)           --
Year ended 3/31/1997#................     10.42          0.66            (0.18)            0.48           (0.66)       (0.13)
INVESTOR B SHARES
Six months ended 9/30/2001#
  (unaudited)........................     $9.89         $0.24           $(0.13)          $ 0.11          $(0.24)       $   --
Year ended 3/31/2001#................      9.52          0.56             0.37             0.93           (0.56)           --
Year ended 3/31/2000.................     10.31          0.59            (0.79)           (0.20)          (0.59)       (0.00)##
Year ended 3/31/1999#................     10.55          0.57            (0.14)            0.43           (0.57)       (0.10)
Year ended 3/31/1998.................     10.11          0.57             0.44             1.01           (0.57)           --
Year ended 3/31/1997#................     10.42          0.61            (0.18)            0.43           (0.61)       (0.13)
INVESTOR C SHARES
Six months ended 9/30/2001#
  (unaudited)........................     $9.88         $0.24           $(0.13)          $ 0.11          $(0.24)       $   --
Year ended 3/31/2001#                      9.52          0.56             0.36             0.92           (0.56)           --
Year ended 3/31/2000.................     10.31          0.58            (0.79)           (0.21)          (0.58)       (0.00)##
Year ended 3/31/1999#................     10.55          0.57            (0.14)            0.43           (0.57)       (0.10)
Year ended 3/31/1998.................     10.11          0.58             0.44             1.02           (0.58)           --
Year ended 3/31/1997#................     10.42          0.63            (0.18)            0.45           (0.63)       (0.13)

---------------
 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a) The effect of the custodial expense offset (Note 2) on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                         RATIO OF        RATIO OF                     RATIO OF
    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------
   $(0.29)         $ 9.76         1.65%     $149,767       0.80%+(a)       5.90%+         113%          0.90%+(a)
    (0.65)           9.89        11.06       177,877       0.72            6.76           238           0.84
    (0.68)           9.53        (0.95)      118,458       0.71(a)         6.80           107           0.90(a)
    (0.76)          10.31         5.00       317,937       0.70(a)         6.27            94           0.80(a)
    (0.65)          10.55        11.07       263,840       0.73(a)         6.27           203           0.83(a)
    (0.82)          10.11         4.97       152,070       0.75(a)         6.73           278           0.85(a)
   $(0.28)         $ 9.75         1.52%     $ 26,752       1.05%+(a)       5.65%+         113%          1.15%+(a)
    (0.63)           9.88        10.80        29,102       0.97            6.51           238           1.09
    (0.65)           9.52        (1.30)       30,870       0.96(a)         6.55           107           1.15(a)
    (0.73)          10.31         4.74        12,954       0.95(a)         6.02            94           1.05(a)
    (0.63)          10.55        10.80        11,946       0.98(a)         6.02           203           1.08(a)
    (0.79)          10.11         4.71        11,662       1.00(a)         6.48           278           1.10(a)
   $(0.24)         $ 9.76         1.14%     $ 47,548       1.80%+(a)       4.90%+         113%          1.90%+(a)
    (0.56)           9.89        10.08        50,251       1.72            5.76           238           1.84
    (0.59)           9.52        (1.98)       55,946       1.65(a)         5.86           107           1.90(a)
    (0.67)          10.31         4.11        67,651       1.55(a)         5.42            94           1.80(a)
    (0.57)          10.55        10.18        65,248       1.55(a)         5.45           203           1.65(a)
    (0.74)          10.11         4.18        70,631       1.50(a)         5.98           278           1.60(a)
   $(0.24)         $ 9.75         1.14%     $  1,643       1.80%+(a)       4.90%+         113%          1.90%+(a)
    (0.56)           9.88         9.98         1,527       1.72            5.76           238           1.84
    (0.58)           9.52        (2.04)        1,202       1.71(a)         5.80           107           1.90(a)
    (0.67)          10.31         4.09         1,474       1.56(a)         5.41            94           1.80(a)
    (0.58)          10.55        10.27         2,090       1.46(a)         5.54           203           1.56(a)
    (0.76)          10.11         4.44         3,343       1.25(a)         6.23           278           1.35(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                        NET ASSET                            NET REALIZED         NET INCREASE/        DIVIDENDS
                                          VALUE              NET            AND UNREALIZED        (DECREASE) IN         FROM NET
                                        BEGINNING        INVESTMENT         GAIN/(LOSS) ON       NET ASSET VALUE       INVESTMENT
                                        OF PERIOD       INCOME/(LOSS)        INVESTMENTS         FROM OPERATIONS         INCOME
                                        -----------------------------------------------------------------------------------------
HIGH YIELD BOND
PRIMARY A SHARES
Six months ended 9/30/2001#
  (unaudited).......................     $ 9.27             $0.61               $(0.88)              $(0.27)             $(0.60)
Year ended 3/31/2001#...............       9.90              0.96                (0.54)                0.42               (1.00)
Period ended 3/31/2000*#............      10.00              0.09                (0.11)               (0.02)              (0.08)
INVESTOR A SHARES
Six months ended 9/30/2001#
  (unaudited).......................     $ 9.22             $0.57               $(0.88)              $(0.31)             $(0.56)
Year ended 3/31/2001#...............       9.88              0.96                (0.58)                0.38               (0.99)
Period ended 3/31/2000*#............      10.00              0.08                (0.12)               (0.04)              (0.08)
INVESTOR B SHARES
Six months ended 9/30/2001#
  (unaudited).......................     $ 9.21             $0.52               $(0.87)              $(0.35)             $(0.51)
Year ended 3/31/2001#...............       9.88              0.92                (0.62)                0.30               (0.93)
Period ended 3/31/2000**#...........      10.00              0.07                (0.12)               (0.05)              (0.07)
INVESTOR C SHARES
Six months ended 9/30/2001#
  (unaudited).......................     $ 9.19             $0.52               $(0.88)              $(0.36)             $(0.51)
Year ended 3/31/2001#...............       9.87              0.90                (0.61)                0.29               (0.93)
Period ended 3/31/2000***#..........      10.02              0.04                (0.12)               (0.08)              (0.07)

---------------

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * High Yield Bond Primary A and Investor A Shares commenced operations on February 14, 2000.

 ** High Yield Bond Investor B Shares commenced operations on February 17, 2000.

*** High Yield Bond Investor C Shares commenced operations on March 8, 2000.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

                                                                                          WITHOUT WAIVERS
                                                                                          AND/OR EXPENSE
                                                                                          REIMBURSEMENTS
                                                                                          ---------------
                                                            RATIO OF        RATIO OF         RATIO OF
DISTRIBUTIONS IN                              NET ASSETS    OPERATING    NET INVESTMENT      OPERATING
 EXCESS OF NET       NET ASSET                  END OF      EXPENSES     INCOME/(LOSS)      EXPENSES TO
   INVESTMENT          VALUE        TOTAL       PERIOD     TO AVERAGE      TO AVERAGE         AVERAGE
     INCOME        END OF PERIOD   RETURN++     (000)      NET ASSETS      NET ASSETS       NET ASSETS
---------------------------------------------------------------------------------------------------------
     $   --            $8.40        (4.35)%    $99,406        0.93%+         11.50%+            1.03%+
      (0.05)            9.27         4.51       61,181        0.93           10.97              1.45
         --             9.90        (0.12)       9,394        0.93+           7.03+            12.66+
     $   --            $8.35        (4.51)%    $14,218        1.18%+         11.25%+            1.28%+
      (0.05)            9.22         3.99        8,344        1.18           10.72              1.70
         --             9.88        (0.33)         371        1.18+           6.78+            12.91+
     $   --            $8.35        (4.74)%    $35,670        1.93%+         10.50%+            2.03%+
      (0.04)            9.21         3.29       22,106        1.93            9.97              2.45
         --             9.88        (0.47)       3,426        1.93+           6.03+            13.66+
     $   --            $8.32        (4.86)%    $ 5,027        1.93%+         10.50%+            2.03%+
      (0.04)            9.19         3.20        1,891        1.93            9.97              2.45
         --             9.87        (0.76)          59        1.93+           6.03+            13.66+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS                                      (UNAUDITED)

Nations Fund Trust (the "Trust"), Nations Reserves ("Reserves") and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At September 30, 2001, the Trust offered thirty-three separate portfolios, Reserves offered thirteen separate portfolios and Funds Trust offered fifteen separate portfolios. These financial statements pertain only to the following U.S. government and corporate bond portfolios of the Trust, Reserves and Funds Trust:
Short-Term Income Fund, Short-Intermediate Government Fund, Government Securities Fund, Intermediate Bond Fund, Bond Fund, Strategic Income Fund and High Yield Bond Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Trust, Reserves and Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. In addition, Short-Intermediate Government Fund also offers Primary B Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Intermediate Bond Fund and High Yield Bond Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (84.8% for Intermediate Bond Master Portfolio and 94.9% for High Yield Bond Master Portfolio at September 30, 2001). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act managed by Banc of America Advisors, LLC ("BA Advisors"), whose financial statements are not presented here, also invest in the Master Portfolios.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value determined as of the close of the New York Stock Exchange on the valuation date.

The valuation of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: The Short-Term Income, Short-Intermediate Government, Government Securities, Intermediate Bond, Bond and Strategic Income Funds may invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and covered put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Foreign currency exchanges: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are exchanged into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are exchanged on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Interest rate swap contracts: Certain Funds may from time to time enter into interest rate swap contracts. The counterparty to an interest rate swap contract will typically be a bank, investment banking firm or broker-dealer. During the term of the outstanding interest rate swap contract, changes in the underlying value of the interest rate swap are recorded as unrealized gains or losses. Net semi-annual interest payments to be received or paid are accrued daily and recorded in the Statement of operations as an adjustment to interest income.

If there is a default by the counterparty to an interest rate swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that interest rate swap contract counterparties will be able to meet their obligations pursuant to interest rate swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to interest rate swap contracts. The creditworthiness of interest rate swap contract counterparties is closely monitored in order to minimize this risk.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Effective April 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies which requires the Funds to classify gains and losses realized on principal paydowns received on mortgage-backed securities, previously included in realized gain/loss, as part of interest income. The adoption of this accounting principle has no effect on the Funds' net asset value but changed the classification between interest income and realized gain/loss on the Statement of operations. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change. The impact of the adoption of this principle is not material to the financial statements.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs its custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The fair market value of these securities is unusually volatile in response to changes in interest rates.

Dividends and distributions to shareholders: It is the policy of each Fund (except Intermediate Bond and High Yield Bond) to declare dividends from net investment income daily and to pay such dividends monthly. Intermediate Bond and High Yield Bond Funds declare

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

and pay dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of the Trust, Reserves and Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Trust and Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreements") with BA Advisors, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreements, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                                ANNUAL
                                                 RATE
                                                ------
Short-Term Income, Short-Intermediate
  Government..................................  0.30%
Bond..........................................  0.40%
Strategic Income..............................  0.50%

                       FEES ON NET      FEES ON NET     FEES ON NET
                       ASSETS UP TO   ASSETS BETWEEN       ASSETS
                           $200        $200 AND $250     EXCEEDING
                         MILLION          MILLION       $250 MILLION
--------------------------------------------------------------------
Government
  Securities.........     0.50%            0.45%           0.40%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (see Note 2 of Notes to financial statements of the Master Portfolios).

Each of the Trust and Funds Trust has entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.15% of each Fund's average daily net assets.

The Feeder Funds indirectly pay for sub-advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Trust, Reserves and Funds Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of all Funds except for Intermediate Bond Fund, which pays a monthly fee at the maximum annual rate of 0.17% of its average daily net assets and High Yield Bond Fund, which pays a monthly fee at the maximum annual rate of 0.18% of its average daily net assets. For the period beginning August 1, 2001 and until July 31, 2002, Stephens has agreed to waive 0.05% of its co-administration fees for Government Securities Fund. The Bank of New York ("BNY") serves as sub-administrator of the Trust, Reserves and Funds Trust pursuant to agreements with BA Advisors. For the six months ended September 30, 2001, Stephens and BA Advisors earned 0.08% and 0.10%, respectively, of the Funds' average daily net assets for their co-administration services.

BA Advisors and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Fund. Effective August 1, 2001 and until July 31, 2002, BA Advisors has agreed to waive its advisory fees for the

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

Funds set forth below (as a percentage of the Funds' net assets):

Short-Term Income.............................  0.10%
Government Securities.........................  0.10%*
Strategic Income..............................  0.10%

---------------

* This percentage could slightly fluctuate, as a result of the Government Securities tiered advisory fee.

In addition, effective August 1, 2001 and until July 31, 2002, BA Advisors and/or the sub-advisers and Stephens have agreed to reimburse expenses and/or waive their fees to the extent that the total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

                                                ANNUAL
FUND                                             RATE
------------------------------------------------------
Intermediate Bond Fund........................  0.81%
High Yield Bond Fund..........................  0.93%

BNY serves as the custodian of the Trust's, Reserves' and Funds Trust's assets. For the six months ended September 30, 2001, expenses of the Funds were reduced by $9,915 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. ("PFPC") serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A and Primary B Shares of the Funds. For the six months ended September 30, 2001, Bank of America earned approximately $16,396 for providing such services.

Stephens also serves as distributor of the Funds' shares. For the six months ended September 30, 2001, the Funds were informed that the distributor received $184,531 in front-end sales charges for sales of Investor A Shares and $147,949 in contingent deferred sales charges from redemption of shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of Bank of America.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Trust, Reserves and Funds Trust for serving as Trustee or Officer of the Trust, Reserves and Funds Trust.

The Trust's, Reserves' and Funds Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

Certain Funds have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Trust, Reserves and Funds Trust each has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for the Investor A Shares of each Fund. In addition, the Trust has adopted a shareholder administration plan for Primary B Shares of Short-Intermediate Government Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The administration plan permits the Short-Intermediate Government Fund to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the applicable classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees/Directors, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

pursuant to these plans is paid to affiliates of Bank of America and BA
Advisors.

At September 30, 2001, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                      CURRENT
                                        RATE
                                     (AFTER FEE     PLAN
                                      WAIVERS)     LIMIT
                                     --------------------
Primary B Shareholder
  Administration Plan:
  Short-Intermediate Government....     0.50%           0.60%
Investor A Combined Distribution
  and Shareholder Servicing Plan...     0.25%*          0.25%
Investor B and Investor C
  Shareholder Servicing Plans......     0.25%           0.25%
Investor B and Investor C
  Distribution Plans...............     0.75%           0.75%

---------------

 * Short-Term Income Fund pays its shareholder servicing fees under a separate shareholder servicing plan.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended September 30, 2001 were as follows:

                                PURCHASES      SALES
                                  (000)        (000)
                                -----------------------
Short-Term Income.............  $ 69,796     $   11,587
Short-Intermediate
  Government..................     5,253         21,641
Government Securities.........    18,039         31,193
Bond..........................   770,941      1,236,303
Strategic Income..............   159,165        236,946

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended September 30, 2001 were as follows:

                              PURCHASES       SALES
                                (000)         (000)
                              ------------------------
Short-Term Income...........  $  167,111    $  123,677
Short-Intermediate
  Government................   1,000,688       908,427
Government Securities.......     652,366       597,831
Bond........................   2,637,438     2,521,340
Strategic Income............     134,766       139,166

5.  FUTURES CONTRACTS

At September 30, 2001, the following Funds had futures contracts open:

                                                                          VALUE OF
                                                                          CONTRACT    MARKET       UNREALIZED
                                                                            WHEN     VALUE OF    APPRECIATION/
                                                              NUMBER OF    OPENED    CONTRACTS   (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS    (000)       (000)         (000)
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INCOME FUND:
Antenna Hungaria Share Futures (long position) expiring
  December 2001(a)..........................................      370     $ 76,728   $ 77,798        $1,070
                                                                                                     ======
GOVERNMENT SECURITIES FUND:
Abbey National plc Universal Stock Share Futures (long
  position) expiring December 2001(a).......................       90        9,533      9,737           204
Antenna Hungaria Share Futures (long position) expiring
  December 2001(a)..........................................       95       19,932     19,975            43
                                                                                                     ------
Total net unrealized appreciation...........................                                         $  247
                                                                                                     ======
SHORT-INTERMEDIATE GOVERNMENT FUND:
U.S. 20 year Treasury Bond Futures (short position) expiring
  December 2001(a)..........................................     (120)     (12,511)   (12,660)       $ (149)
                                                                                                     ======
BOND FUND:
Antenna Hungaria Share Futures (long position) expiring
  December 2001(a)..........................................      470       98,830     98,825            (5)
U.S. 20 year Treasury Bond Futures (long position) expiring
  December 2001(a)..........................................    1,005      104,787    106,027         1,240
                                                                                                     ------
Total net unrealized appreciation...........................                                         $1,235
                                                                                                     ======
STRATEGIC INCOME FUND:
Abbey National plc Universal Stock Share Futures (short
  position) expiring December 2001(a).......................      (22)    $ (2,319)  $ (2,380)       $  (61)
United Kingdom 10 year Gilt Futures (short position)
  expiring December 2001(a).................................      (15)      (2,540)    (2,530)           10
                                                                                                     ------
Total net unrealized appreciation...........................                                         $  (51)
                                                                                                     ======

---------------

(a) Securities have been segregated as collateral for the Fund's open futures contracts.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

6.  WRITTEN OPTIONS

Written options for the Bond Fund for the six months ended September 30, 2001 aggregated the following:

                                 NUMBER OF    PREMIUM
SUMMARY OF WRITTEN OPTIONS       CONTRACTS     (000)
-----------------------------------------------------
Outstanding at
  March 31, 2001...............      2         $(143)
  Contracts opened.............      0             0
  Contracts closed.............      2           143
                                     --        -----
Outstanding at
  September 30, 2001...........      0         $   0
                                     ==        =====

7.  FORWARD FOREIGN CURRENCY CONTRACTS

At September 30, 2001, the following Funds had forward foreign currency contracts outstanding:

                                                                      VALUE OF         VALUE OF        MARKET        UNREALIZED
                                                                      CONTRACT         CONTRACT       VALUE OF     APPRECIATION/
                                                                    WHEN OPENED      WHEN OPENED      CONTRACT     (DEPRECIATION)
                                                 LOCAL            (LOCAL CURRENCY)   (US DOLLARS)   (US DOLLARS)    (US DOLLARS)
              DESCRIPTION                       CURRENCY               (000)            (000)          (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
BOND:
CONTRACTS TO SELL:
Expiring June 6, 2002..................     Hong Kong Dollar           (194,985)       $(25,000)      $(25,007)        $  (7)
Expiring December 22, 2001.............       Japanese Yen           (2,338,600)        (20,000)       (19,749)          251
Expiring December 22, 2001.............       Japanese Yen           (2,923,913)        (25,000)       (24,691)          309
                                                                                                                       -----
Total net unrealized appreciation......                                                                                $ 553
                                                                                                                       =====
STRATEGIC INCOME:
CONTRACTS TO BUY:
Expiring October 3, 2001...............    Australian Dollar                740             383            365           (18)
Expiring October 1, 2001...............  British Pound Sterling             273             388            402            14
Expiring October 2, 2001...............           Euro                      500             448            455             7
Expiring October 3, 2001...............           Euro                    1,300           1,166          1,184            18
Expiring October 25, 2001..............           Euro                    1,826           1,637          1,662            25
Expiring November 7, 2001..............           Euro                    1,297           1,162          1,179            17
Expiring June 10, 2002.................     Hong Kong Dollar              5,600             717            718             1
                                                                                                                       -----
Total net unrealized appreciation......                                                                                $  64
                                                                                                                       =====
CONTRACTS TO SELL:
Expiring October 3, 2001...............    Australian Dollar               (740)       $   (374)      $   (365)        $   9
Expiring October 2, 2001...............           Euro                     (500)           (437)          (455)          (18)
Expiring October 3, 2001...............           Euro                   (1,300)         (1,135)        (1,184)          (49)
Expiring October 25, 2001..............           Euro                   (1,826)         (1,590)        (1,662)          (72)
Expiring November 7, 2001..............           Euro                   (1,297)         (1,142)        (1,180)          (38)
Expiring October 1, 2001...............  British Pound Sterling            (135)           (191)          (199)           (8)
Expiring October 1, 2001...............  British Pound Sterling            (138)           (194)          (202)           (8)
Expiring November 14, 2001.............  British Pound Sterling            (112)           (163)          (164)           (1)
Expiring June 10, 2002.................     Hong Kong Dollar             (5,600)           (718)          (718)           --
                                                                                                                       -----
Net unrealized
  depreciation.........................                                                                                $(185)
                                                                                                                       -----
Total net unrealized depreciation......                                                                                $(121)
                                                                                                                       =====

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

8.  SWAP CONTRACTS

At September 30, 2001, the following Funds had swap contracts outstanding:

                                                                           FIXED RATE/     FLOATING RATE/
                                                                          TOTAL RETURN      TOTAL RETURN
                                                              NOTIONAL      PAYMENTS          PAYMENTS       UNREALIZED
                                                               AMOUNT        MADE BY        RECEIVED BY     APPRECIATION
                        DESCRIPTION                            (000)        THE FUND          THE FUND         (000)
------------------------------------------------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT FUND:
Contract with Lehman Brothers, effective April 26, 2001,
  expiring May 01, 2006(a)..................................  $ 14,000        5.473        3-month LIBOR       $  839
Contract with Lehman Brothers, effective April 26, 2001,
  expiring May 01, 2004(a)..................................    18,000        5.074        3-month LIBOR          593
                                                                                                               ------
Total net unrealized appreciation...........................                                                   $1,432
                                                                                                               ======
GOVERNMENT SECURITIES FUND:
Contract with Lehman Brothers, effective April 26, 2001,
  expiring May 01, 2006(a)..................................  $  6,500        5.473        3-month LIBOR       $  276
Contract with Lehman Brothers, effective April 26, 2001,
  expiring May 01, 2004(a)..................................    13,200        5.074        3-month LIBOR          615
                                                                                                               ------
Total net unrealized appreciation...........................                                                   $  891
                                                                                                               ======
BOND FUND:
Contract with Salomon Smith Barney Inc., effective August
  10, 2001, expiring December 31, 2001(a)...................  $118,500    Salomon WGBI     Salomon U.S.
                                                                              Index        Treasury Index      $1,708
Contract with Morgan Stanley Dean Witter and Company,
  effective July 31, 2001, expiring December 31, 2001(a)....    50,000   Lehman Brothers   1-month LIBOR
                                                                           CMBS "Aaa"       less 25 bps
                                                                              Index                               761
                                                                                                               ------
Total net unrealized appreciation...........................                                                   $2,469
                                                                                                               ======
STRATEGIC INCOME FUND:
Contract with Salomon Smith Barney Inc., effective September
  28, 2001, expiring December 31, 2001(a)...................  $ 73,600    Salomon WGBI     Salomon U.S.
                                                                              Index        Treasury Index      $  188
                                                                                                               ======

---------------

(a) Fair valued

9.  SHARES OF BENEFICIAL INTEREST/CAPITAL STOCK

As of September 30, 2001, an unlimited number of shares of beneficial interest without par value were authorized for each of the Trust, Reserves and Funds Trust. The Trust's, Reserves' and Funds Trust's Declarations of Trust authorize the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

10.  LINES OF CREDIT

The Trust, Reserves and Funds Trust each participate with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At September 30, 2001, there were no loans outstanding under this Agreement. For the six months ended

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

September 30, 2001, borrowings by the Funds under the Agreement were as follows:

                                    AVERAGE
                                    AMOUNT       AVERAGE
                                  OUTSTANDING    INTEREST
FUND                                 (000)         RATE
---------------------------------------------------------
Bond............................     $317          5.17%

11.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At September 30, 2001, the following Funds had securities on loan:

                           MARKET VALUE OF     MARKET VALUE
                          LOANED SECURITIES    OF COLLATERAL
FUND                            (000)              (000)
------------------------------------------------------------
Short-Term Income.......      $ 77,329           $ 80,131
Short-Intermediate
  Government............       198,966            204,399
Government Securities...        30,758             31,629
Bond....................       154,721            160,246
Strategic Income........         6,480              6,637

12.  CAPITAL LOSS CARRYFORWARD

At March 31, 2001, the following Funds had available for federal income tax purposes the following unused capital losses expiring March 31:

                                                         2002      2003      2005      2007      2008       2009
FUND                                                    (000)     (000)     (000)     (000)      (000)     (000)
-----------------------------------------------------------------------------------------------------------------
Short-Term Income.....................................  $4,900    $  651    $  122        --    $ 2,435    $3,076
Short-Intermediate Government.........................      --        --     5,377        --     13,389        --
Government Securities.................................   5,585     5,914     2,303    $   86      9,296        --
Intermediate Bond.....................................      --        --        --     1,126        504        52
Bond..................................................      --        --        --        --     10,756     9,545
Strategic Income......................................     849        --        --        --     11,355     3,544
High Yield............................................      --        --        --        --         --        41

The capital loss carryforward for the Government Securities Fund is subject to certain limitations.

At March 31, 2001, the following Portfolios utilized capital losses during the period as follows:

                                                               CAPITAL
                                                           LOSSES UTILIZED
  PORTFOLIO                                                     (000)
  ------------------------------------------------------------------------
  Short-Intermediate Government..........................      $2,537
  Government Securities..................................       1,553

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2001, the following Funds elected to defer losses occurring between November 1, 2000 and March 31, 2001 under these rules:

                                            POST-OCTOBER
                                           CAPITAL LOSSES
                                              DEFERRED
FUND                                           (000)
---------------------------------------------------------
Short-Term Income........................     $   639
Short-Intermediate Government............          --
Government Securities....................          --
Intermediate Bond........................         283
Bond.....................................      10,515
Strategic Income.........................       3,407
High Yield Bond..........................           2

13.  REORGANIZATIONS

CONVERSION OF COMMON TRUST FUNDS

On June 16, 2000, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by Bank of America, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the conversion date were as follows:

                                                                                                                 ACQUIRED FUND
                                                                                             TOTAL NET ASSETS      UNREALIZED
                                                      TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND   APPRECIATION/
                                                      OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION    (DEPRECIATION)
ACQUIRING FUND                        ACQUIRED FUND        (000)               (000)               (000)             (000)
-------------------------------------------------------------------------------------------------------------------------------
Short-Intermediate Government        Boatmen's Trust
                                     Company
                                     Intermediate
                                     Government Fund      $ 21,135          $  537,543          $  558,678          $   135
Short-Intermediate Government        Bank IV Kansas
                                     U.S. Treasury
                                     Fund                   19,124             537,543             556,667               21
Government Securities                Boatmen's Trust
                                     Company Taxable
                                     Bond Fund              45,638             188,006             233,644             (951)
Bond                                 Boatmen's Trust
                                     Company
                                     Intermediate
                                     Taxable Bond
                                     Fund                  116,422           1,868,792           1,985,214             (818)
Bond                                 Bank IV Kansas
                                     Intermediate
                                     Bond Fund              76,191           1,868,792           1,944,983             (923)
Bond                                 BCA High Grade
                                     Income Bond
                                     Fund                  219,513           1,868,792           2,088,305           (2,009)

On June 8, 2001, the Government Securities Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of the U.S. Government Bond Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                             ACQUIRED
                                       TOTAL NET ASSETS        FUND
TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND    UNREALIZED
OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   APPRECIATION
     (000)               (000)               (000)            (000)
-----------------------------------------------------------------------
    $73,397            $232,156            $305,553            $352

14.  SUBSEQUENT EVENT

On October 10, 2001, the Board of Trustees of each fund listed in the left column below (each a "Fund") approved its reorganization into a newly created successor fund that is substantially identical to the existing Fund. The principal effect of this reorganization would be to redomicile the Fund in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at special shareholder meetings that will likely be held in March 2002. If shareholders approve this plan, the reorganization is expected to occur in the second quarter of 2002. At that time, shares of each Fund would be exchanged for shares of equal value of the newly created successor fund.

FUND                                  WILL BE REORGANIZED INTO A NEWLY CREATED SUCCESSOR TO:
------------------------------------------------------------------------------------------------
Short-Term Income                     Short-Term Income
Short-Intermediate Government         Short-Intermediate Government
Intermediate Bond                     Intermediate Bond
Bond                                  Bond
Strategic Income                      Strategic Income

NATIONS MASTER INVESTMENT TRUST
Nations Intermediate Bond Master Portfolio and
Nations High Yield Bond Master Portfolio Semi-annual Report
                                                  SEPTEMBER 30,2001  (UNAUDITED)

The following pages should be read in conjunction with Nations Intermediate Bond and Nations High Yield Bond Funds' Semi-annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS                         SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 3.0%
            ASSET-BACKED -- AUTO LOANS -- 2.2%
 $ 1,000    Americredit Automobile Receivables
              Trust, Series 2001-B, Class A4,
              5.370% 06/12/08......................  $  1,039
   1,844    Daimler-Benz Vehicle Trust, Series
              1998-A, Class A4,
              5.220% 12/22/03##....................     1,866
     800    MMCA Automobile Trust, Series 2001-1,
              Class A4,
              5.340% 12/15/05......................       827
                                                     --------
                                                        3,732
                                                     --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.8%
   1,340    First Chicago Master Trust II, Series
              1995-0, Class A,
              3.718%** 02/15/04##..................     1,342
                                                     --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $4,988)........................     5,074
                                                     --------
            CORPORATE BONDS AND NOTES -- 42.1%
            AIRLINES -- 0.6%
   1,000    US Airways, Inc.,
              8.020% 02/05/19......................     1,031
                                                     --------
            AUTOMOTIVE -- 2.1%
     699    Delphi Automotive Systems Corporation,
              6.125% 05/01/04......................       704
     780    Ford Motor Credit Company,
              7.600% 08/01/05......................       822
   1,400    General Motors Acceptance Corporation,
              6.150% 04/05/07......................     1,389
     650    Toyota Motor Credit Corporation,
              5.625% 11/13/03......................       678
                                                     --------
                                                        3,593
                                                     --------
            BEVERAGES -- 0.4%
     650    Panamerican Beverages, Inc.,
              7.250% 07/01/09##....................       622
                                                     --------
            BROADCASTING AND CABLE -- 2.7%
   1,300    A.H. Belo Corporation,
              6.875% 06/01/02......................     1,316
      65    Adelphia Communications Corporation,
              Class A,
              10.250% 06/15/11.....................        57
     455    British Sky Broadcasting Group plc,
              6.875% 02/23/09##....................       427
     485    Clear Channel Communications, Inc.,
              7.250% 09/15/03......................       509
     485    Clear Channel Communications, Inc.,
              7.875% 06/15/05......................       519
     645    Comcast Cable Communications,
              6.750% 01/30/11##....................       652
     112    Spanish Broadcasting Systems, Inc.,
              Class A,
              9.625% 11/01/09......................        99
     890    Time Warner Inc.,
              8.110% 08/15/06......................       996
                                                     --------
                                                        4,575
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            BUILDING MATERIALS -- 0.2%
 $   135    American Standard Inc.,
              7.125% 02/15/03......................  $    133
      65    Hercules Inc.,
              11.125% 11/15/07(+)..................        62
     165    Nortek, Inc.,
              9.875% 06/15/11(a)...................       143
                                                     --------
                                                          338
                                                     --------
            CHEMICALS -- BASIC -- 0.2%
     235    IMC Global Inc.,
              7.400% 11/01/02......................       227
     180    Lyondell Chemical Company,
              9.875% 05/01/07......................       163
                                                     --------
                                                          390
                                                     --------
            CHEMICALS -- SPECIALTY -- 1.8%
      40    Equistar Chemicals, L.P.,
              9.125% 03/15/02......................        40
     720    ISP Holdings Inc.,
              9.750% 02/15/02......................       709
      95    ISP Holdings Inc.,
              9.000% 10/15/03......................        92
     220    Methanex Corporation,
              7.400% 08/15/02......................       222
     172    NL Industries, Inc.,
              11.750% 10/15/03.....................       169
   1,600    Praxair, Inc.,
              6.750% 03/01/03##....................     1,668
     195    Praxair, Inc.,
              6.500% 03/01/08......................       202
                                                     --------
                                                        3,102
                                                     --------
            COMMERCIAL BANKING -- 2.6%
     725    Bank One Corporation,
              6.000% 08/01/08......................       730
     272    Capital One Bank,
              6.500% 07/30/04......................       275
     700    Capital One Bank,
              8.250% 06/15/05##....................       733
     655    Citigroup Inc.,
              6.750% 12/01/05......................       703
     600    First Union Corporation,
              7.550% 08/18/05##....................       655
     700    PNC Funding Corporation,
              7.000% 09/01/04......................       749
     458    U.S. Bank NA,
              6.375% 08/01/11......................       472
                                                     --------
                                                        4,317
                                                     --------
            COMPUTER SERVICES -- 0.4%
     782    Comdisco, Inc.,
              6.000% 01/30/02(d)(e)................       563
     217    Comdisco, Inc.,
              7.250% 09/20/02(d)(e)................       157
                                                     --------
                                                          720
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)            SEPTEMBER 30, 2001  (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.7%
 $ 1,000    Compaq Computer Corporation,
              7.450% 08/01/02......................  $  1,025
     135    Seagate Technology International,
              12.500% 11/15/07(+)(a)...............       134
                                                     --------
                                                        1,159
                                                     --------
            CONGLOMERATES -- 0.3%
     467    Waste Management, Inc.,
              7.375% 08/01/10......................       494
                                                     --------
            CONSUMER CREDIT AND MORTGAGES -- 0.5%
     800    Countrywide Home Loans, Inc.,
              5.250% 06/15/04......................       820
                                                     --------
            CONSUMER SERVICES -- 0.2%
     331    The Dow Chemical Company,
              6.125% 02/01/11......................       337
                                                     --------
            DEPARTMENT AND DISCOUNT STORES -- 0.8%
      85    Kmart Corporation,
              9.375% 02/01/06......................        80
     695    Sears Roebuck Acceptance Corporation,
              6.750% 08/15/11......................       672
     545    Wal-Mart Stores, Inc.,
              5.450% 08/01/06......................       565
                                                     --------
                                                        1,317
                                                     --------
            DIVERSIFIED ELECTRONICS -- 0.5%
     580    Arrow Electronics, Inc.,
              4.820%** 10/05/01....................       580
     306    DPL Inc.,
              6.875% 09/01/11(+)...................       310
                                                     --------
                                                          890
                                                     --------
            DIVERSIFIED MANUFACTURING -- 0.1%
      70    FiberMark, Inc.,
              10.750% 04/15/11(+)..................        63
     180    The Scotts Company, Class A,
              8.625% 01/15/09......................       176
                                                     --------
                                                          239
                                                     --------
            ELECTRIC POWER -- NON NUCLEAR -- 2.1%
     245    AES Corporation,
              8.750% 12/15/02......................       240
     700    American Electric Power Company, Inc.,
              6.125% 05/15/06......................       724
     350    Cinergy Corporation,
              6.250% 09/01/04......................       357
   1,400    Consumers Energy Company,
              6.200% 05/01/03##....................     1,420
      35    PSEG Energy Holdings Inc.,
              8.500% 06/15/11(+)...................        36
     675    PSEG Power LLC,
              6.875% 04/15/06(+)...................       708
      70    Tiverton/Rumford Power Association,
              9.000% 07/15/18(+)...................        69
                                                     --------
                                                        3,554
                                                     --------
            ELECTRIC POWER -- NUCLEAR -- 0.5%
     750    Exelon Generation Company LLC,
              6.950% 06/15/11(+)...................       780
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            ELECTRICAL EQUIPMENT -- 0.1%
 $   165    Flextronics International Ltd.,
              9.875% 07/01/10(a)...................  $    162
                                                     --------
            ENERGY -- MISCELLANEOUS -- 0.8%
     700    Nisource Finance Corporation,
              7.500% 11/15/03......................       742
     600    Progress Energy, Inc.,
              7.100% 03/01/11......................       638
                                                     --------
                                                        1,380
                                                     --------
            EXPLORATION AND PRODUCTION -- 0.5%
     800    Pure Resources, Inc.,
              7.125% 06/15/11(+)...................       801
                                                     --------
            FINANCE -- MISCELLANEOUS -- 5.2%
     174    Anadarko Finance Company,
              6.750% 05/01/11......................       178
     700    Boeing Capital Corporation,
              5.650% 05/15/06##....................       703
     120    Case Credit Corporation,
              6.125% 10/15/01......................       119
      35    Case Credit Corporation,
              6.150% 03/01/02......................        33
     700    Caterpillar Finance Services
              Corporation,
              5.950% 05/01/06......................       727
     650    CIT Group, Inc.,
              6.500% 02/07/06......................       684
     412    ERAC USA Finance Company,
              6.625% 02/15/05(+)...................       422
     285    ERAC USA Finance Company,
              7.350% 06/15/08(+)...................       291
     815    General Electric Capital Corporation,
              6.800% 11/01/05......................       880
     700    Heller Financial, Inc., Class A,
              6.000% 03/19/04......................       736
     700    Household Finance Corporation,
              8.000% 05/09/05......................       766
     700    National Rural Utilities Cooperative
              Finance Corporation,
              6.000% 05/15/06......................       731
     365    Pemex Project Funding Master Trust,
              9.125% 10/13/10(+)...................       370
     700    Prudential Funding LLC,
              6.600% 05/15/08(+)...................       723
   1,200    Washington Mutual, Inc.,
              7.500% 08/15/06......................     1,322
                                                     --------
                                                        8,685
                                                     --------
            FOOD AND DRUG STORES -- 1.5%
     650    Fred Meyer, Inc.,
              7.450% 03/01/08......................       688
      50    Marsh Supermarkets, Inc.,
              8.875% 08/01/07......................        49
   1,750    Nabisco Inc.,
              6.125% 02/01/33##....................     1,797
                                                     --------
                                                        2,534
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)            SEPTEMBER 30, 2001  (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            FOOD PRODUCTS -- 2.2%
 $   318    ConAgra Foods, Inc.,
              6.750% 09/15/11......................  $    328
     190    Fleming Companies, Inc.,
              10.500% 12/01/04.....................       188
     996    Kellogg Company,
              6.000% 04/01/06......................     1,033
      51    Pilgrim's Pride Corporation, Class B,
              9.625% 09/15/11......................        51
     559    Sara Lee Corporation,
              6.250% 09/15/11(a)...................       572
     493    Tyson Foods, Inc.,
              7.250% 10/01/06(+)...................       498
     215    Unilever Capital Corporation,
              6.750% 11/01/03......................       228
     800    Unilever Capital Corporation,
              7.125% 11/01/10......................       878
                                                     --------
                                                        3,776
                                                     --------
            HEALTH SERVICES -- 1.3%
     700    American Home Products Corporation,
              6.250% 03/15/06......................       730
     135    Beckman Coulter, Inc.,
              7.450% 03/04/08......................       142
     300    Cardinal Health, Inc.,
              6.750% 02/15/11##....................       316
      45    Dynacare Inc., Class B,
              10.750% 01/15/06.....................        45
     255    HCA Inc.,
              8.750% 09/01/10......................       274
     235    Magellan Health Services, Inc.,
              9.000% 02/15/08......................       219
      40    Select Medical Corporation,
              9.500% 06/15/09(a)...................        38
     334    Wellpoint Health Networks Inc.,
              6.375% 06/15/06......................       344
                                                     --------
                                                        2,108
                                                     --------
            HOUSING AND FURNISHING -- 0.3%
      55    D.R. Horton, Inc.,
              8.000% 02/01/09......................        50
     225    Hanson Overseas B.V.,
              6.750% 09/15/05......................       236
      35    Sealy Mattress Company,
              (0.000)% due 12/15/07
              10.875% beginning 12/15/02(a)........        28
      82    Standard Pacific Corporation,
              8.500% 04/01/09......................        77
     100    The Ryland Group, Inc.,
              8.000% 08/15/06......................        96
                                                     --------
                                                          487
                                                     --------
            INSURANCE -- 0.5%
     750    American International Group, Inc.,
              5.850% 08/01/08(+)...................       758
     170    Conseco, Inc.,
              8.500% 10/15/02......................       151
                                                     --------
                                                          909
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            INVESTMENT SERVICES -- 3.4%
 $   509    Bear Stearns Companies, Inc.,
              7.800% 08/15/07......................  $    557
     485    Credit Suisse First Boston USA,
              5.875% 08/01/06......................       499
     700    FleetBoston Financial Corporation,
              7.250% 09/15/05......................       759
     650    Lehman Brothers Holdings Inc.,
              7.750% 01/15/05......................       697
     796    Merrill Lynch & Company, Inc.,
              6.000% 02/17/09......................       798
   1,017    Morgan Stanley Dean Witter & Company,
              6.750% 04/15/11......................     1,047
     650    Principal Life Global Funding,
              6.125% 03/01/06(+)...................       682
     650    Wells Fargo Financial, Inc.,
              6.125% 02/15/06......................       682
                                                     --------
                                                        5,721
                                                     --------
            LODGING AND RECREATION -- 0.2%
     340    Harrah's Operating Company Inc.,
              7.125% 06/01/07(+)...................       328
                                                     --------
            METALS AND MINING -- 0.3%
     311    Alcoa Inc.,
              7.375% 08/01/10......................       342
     110    United States Steel LLC,
              10.750% 08/01/08(+)..................       100
                                                     --------
                                                          442
                                                     --------
            NATURAL GAS PIPELINES -- 1.0%
     650    KN Energy, Inc.,
              6.650% 03/01/05......................       676
   1,000    Williams Companies, Inc.,
              6.500% 08/01/06......................     1,028
                                                     --------
                                                        1,704
                                                     --------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT -- 0.1%
     140    SBA Communications Corporation,
              10.250% 02/01/09(+)..................       112
                                                     --------
            OIL REFINING AND MARKETING -- 0.9%
      80    Ocean Energy, Inc.,
              8.375% 07/01/08......................        84
     750    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03##....................       771
     601    USX Corporation,
              6.650% 02/01/06......................       629
                                                     --------
                                                        1,484
                                                     --------
            PACKAGING AND CONTAINERS -- 0.2%
      40    Container Corporation of America,
              10.750% 05/01/02.....................        41
      70    Container Corporation of America,
              9.750% 04/01/03......................        71
     140    Riverwood International Corporation,
              10.625% 08/01/07(+)(a)...............       141
                                                     --------
                                                          253
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)            SEPTEMBER 30, 2001  (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- 0.7%
 $   493    Abitibi-Consolidated Inc.,
              8.550% 08/01/10##....................  $    521
     237    International Paper Company,
              8.000% 07/08/03......................       252
     170    Potlatch Corporation,
              10.000% 07/15/11(+)(a)...............       172
     188    Tembec Industries Inc.,
              8.500% 02/01/11(+)...................       188
                                                     --------
                                                        1,133
                                                     --------
            PUBLISHING AND ADVERTISING -- 0.6%
      60    Advanstar Communications Inc.,
              12.000% 02/15/11.....................        37
      54    PRIMEDIA Inc.,
              8.875% 05/15/11(+)...................        41
     975    Viacom Inc.,
              6.625% 05/15/11(+)...................     1,006
                                                     --------
                                                        1,084
                                                     --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.5%
     700    FedEx Corporation,
              6.625% 02/12/04......................       728
     110    Teekay Shipping Corporation,
              8.875% 07/15/11(+)...................       109
                                                     --------
                                                          837
                                                     --------
            REAL ESTATE -- 0.0%+
      82    Beazer Homes USA, Inc.,
              8.625% 05/15/11......................        78
                                                     --------
            SPECIALTY STORES -- 0.1%
     170    The Pantry, Inc.,
              10.250% 10/15/07.....................       163
                                                     --------
            TELECOMMUNICATIONS SERVICES -- 4.6%
     150    American Cellular Corporation,
              9.500% 10/15/09......................       140
     982    AT&T Wireless Group,
              7.350% 03/01/06(+)...................     1,043
     635    Cox Communications, Inc., Class A,
              7.750% 11/01/10......................       685
     665    France Telecom,
              7.200% 03/01/06(+)...................       704
     100    Nextel Communications, Inc., Class A,
              9.375% 11/15/09(a)...................        61
     985    Qwest Capital Funding Inc.,
              7.000% 08/03/09(+)...................       978
     415    Sprint Capital Corporation,
              7.125% 01/30/06......................       436
     500    TELUS Corporation,
              7.500% 06/01/07......................       524
     225    TELUS Corporation,
              8.000% 06/01/11......................       239
     461    Verizon Communications Inc.,
              6.500% 09/15/11......................       476
   1,250    Vodafone Group plc,
              7.625% 02/15/05......................     1,351

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
 $   452    WorldCom, Inc. -- WorldCom Group,
              6.500% 05/15/04......................  $    464
     700    WorldCom, Inc. -- WorldCom Group,
              7.500% 05/15/11......................       706
                                                     --------
                                                        7,807
                                                     --------
            TOBACCO -- 0.4%
     590    R.J. Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03......................       606
                                                     --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $68,902).......................    70,872
                                                     --------
            FOREIGN BONDS AND NOTES -- 2.8%
      70    AT&T Canada Inc.,
              (0.000)% due 06/15/08
              9.950% beginning 06/15/03............        32
   1,385    Banco Latinoamericano
              de Exportaciones, SA, Class E,
              7.200% 05/28/02(+)...................     1,391
      90    Compagnie Genera De Geophysique SA,
              10.625% 11/15/07.....................        89
     970    Corp Andina de Fomento,
              8.875% 06/01/05......................     1,081
     329    Hanson Overseas B.V.,
              7.375% 01/15/03......................       342
     213    Kimberly-Clark de Mexico, SA de CV,
              Class A,
              8.875% 08/01/09(+)...................       223
     470    Ontario (Province of),
              7.000% 08/04/05......................       513
     942    Pemex Finance Ltd.,
              5.720% 11/15/03##....................       953
                                                     --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $4,581)........................     4,624
                                                     --------
            MORTGAGE-BACKED SECURITIES -- 14.7%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 13.5%
   1,950    Commercial Mortgage Acceptance
              Corporation, Series 1999-C1, Class
              A2,
              7.030% 05/15/09##....................     2,109
     803    Criimi Mae CMBS Corporation, Series
              1998-1, Class A1,
              5.697% 10/20/01(+)##.................       827
     500    CS First Boston Mortgage Securities
              Corporation, Series 1998-C2, Class
              A2,
              6.300% 11/15/08......................       521
   1,500    DLJ Commercial Mortgage Corporation,
              Series 1998-CF2, Class A1B,
              6.240% 11/12/31##....................     1,567
   2,250    DLJ Commercial Mortgage Corporation,
              Series 1999-CG2, Class A1B,
              7.300% 06/10/09......................     2,467
   1,000    DLJ Commercial Mortgage Corporation,
              Series 2000-CF1, Class A1B,
              7.620% 05/10/10......................     1,121
   1,400    Fannie Mae Whole Loan, Series 2001-W1,
              Class AF3,
              5.690% 06/25/29......................     1,433

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)            SEPTEMBER 30, 2001  (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- (CONTINUED)
 $ 1,800    First Union National Bank Commercial
              Mortgage, Series 1999-C4, Class A2,
              7.390% 11/15/09......................  $  1,993
     300    JP Morgan Chase Commercial Mortgage
              Securities Corporation, Series
              2001-CIBC, Class A3,
              6.260% 03/15/33......................       309
   7,583    JP Morgan Commercial Mortgage Finance
              Corporation, Series 1997-C4, Class X,
              Interest only,
              6.377%** 12/26/28##..................       369
   1,300    Mortgage Capital Funding, Inc., Series
              1998-MC2, Class A2,
              6.423% 05/18/08##....................     1,363
   2,180    Nomura Asset Securities Corporation,
              Series 1998-D6, Class A1B,
              6.590% 03/17/28##....................     2,315
   1,100    PNC Mortgage Acceptance Corporation,
              Series 2000-C1, Class A2,
              7.610% 02/15/10##....................     1,224
   1,850    Salomon Brothers Mortgage Securities
              VII, Series 2000-C1, Class A2,
              7.520% 12/18/09......................     2,049
   1,900    Salomon Brothers Mortgage Securities
              VII, Series 2000-C2, Class A2,
              7.455% 04/18/10......................     2,103
  44,893    Vendee Mortgage Trust, Series 1998-1,
              Class 2, Interest only,
              .453%** 09/15/27.....................       546
  45,478    Vendee Mortgage Trust, Series 1998-3,
              Class 1, Interest only,
              .312%** 03/15/29.....................       436
                                                     --------
                                                       22,752
                                                     --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 0.8%
   1,200    5.500% 07/15/06(a).....................     1,261
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 0.2%
     342    6.452%** 08/01/36##....................       347
                                                     --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.2%
     298    10.000% 07/15/16 - 08/15/17............       335
                                                     --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $23,846).......................    24,695
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 20.6%
            U.S. TREASURY NOTES -- 1.6%
 $ 2,000    7.250% 08/15/04(a).....................  $  2,216
     500    6.250% 02/15/07(a).....................       553
                                                     --------
                                                        2,769
                                                     --------
            U.S. TREASURY STRIPS -- 19.0%
  15,475    Interest only,
                3.958%*** 05/15/06.................    12,907
   7,565    Interest only,
                5.001%*** 05/15/11(a)..............     4,701
  15,725    Principal only,
                3.566%*** 11/15/04.................    14,078
     440    Principal only,
                5.823%*** 11/15/21.................       139
     200    Principal only,
                5.763%*** 11/15/27.................        45
                                                     --------
                                                       31,870
                                                     --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $33,550).......................    34,639
                                                     --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 11.3%
     713    International Bond Portfolio(++)......      7,289
  11,631    Nations Cash Reserves#................     11,631
                                                     --------
            TOTAL INVESTMENT COMPANIES
              (Cost $18,764)......................     18,920
                                                     --------
            TOTAL INVESTMENTS
              (Cost $154,631*).............   94.5%   158,824
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................    5.5%
            Cash..................................   $     57
            Receivable for investment securities
              sold................................     18,160
            Dividends receivable..................         29
            Interest receivable...................      1,739
            Variation margin/due to broker........        (11)
            Collateral on securities loaned.......     (8,319)
            Investment advisory fee payable.......        (54)
            Administration fee payable............         (7)
            Payable for investment securities
              purchased...........................     (2,263)
            Accrued Trustees' fees and expenses...        (23)
            Accrued expenses and other
              liabilities.........................        (65)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................      9,243
                                                     --------
            NET ASSETS.....................  100.0%  $168,067
                                                     ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)            SEPTEMBER 30, 2001  (UNAUDITED)

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $4,193 on investment securities was comprised of gross appreciation of $5,234 and gross depreciation of $1,041 for federal income tax purposes. At September 30, 2001, the aggregate cost of securities for federal income tax purposes was $154,631.

 ** Variable rate note. The interest rate shown reflects the rate in effect at September 30, 2001.

*** Zero coupon security. The rate shown reflects the yield to maturity at September 30, 2001.

 (+) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (++) Affiliated mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $8,319.

 ## All or a portion of security segregated as collateral for futures contracts.

 (a) All or portion of security was on loan at September 30, 2001. The aggregate cost and market value of securities on loan at September 30, 2001, is $7,997 and $8,091, respectively.

 (d) Issue in default.

 (e) Issuer in bankruptcy.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                      VALUE
 SHARES                                               (000)
------------------------------------------------------------
             COMMON STOCKS -- 2.3%
             AIRLINES -- 0.4%
  21,700     Delta Air Lines, Inc. ................  $   572
                                                     -------
             BROADCASTING AND CABLE -- 0.1%
  12,210     Charter Communications, Inc.(!)(a)....      151
                                                     -------
             HEALTH SERVICES -- 0.5%
  31,010     Apria Healthcare Group Inc.(!)........      803
                                                     -------
             LODGING AND RECREATION -- 0.4%
  26,545     Pinnacle Entertainment, Inc.(!).......      158
  21,800     Starwood Hotels & Resorts Worldwide
               Inc.................................      479
  17,233     United Artists, Bank Debt.............       26
                                                     -------
                                                         663
                                                     -------
             METALS AND MINING -- 0.2%
   2,883     Joy Global Inc.(!)....................       43
  24,365     Placer Dome Inc. .....................      311
                                                     -------
                                                         354
                                                     -------
             PAPER AND FOREST PRODUCTS -- 0.1%
  34,100     Abitibi-Consolidated Inc. ............      218
                                                     -------
             TELECOMMUNICATIONS SERVICES -- 0.6%
 127,971     @Track Communications, Inc.(!)........      166
   5,900     BellSouth Corporation.................      245
   6,617     ICO Global Communication Holdings
               Ltd.(!).............................       17
   5,900     SBC Communications Inc. ..............      279
   4,400     Verizon Communications Inc. ..........      238
                                                     -------
                                                         945
                                                     -------
             TOTAL COMMON STOCKS
               (Cost $3,822).......................    3,706
                                                     -------
PRINCIPAL
 AMOUNT
 (000)
---------
             CONVERTIBLE BONDS AND NOTES -- 4.5%
             BROADCASTING AND CABLE -- 0.1%
 $   360     Telewest Finance,
               6.000% 07/07/05(+)..................      210
                                                     -------
             COMPUTERS AND OFFICE EQUIPMENT -- 0.2%
     290     Quantum Corporation,
               7.000% 08/01/04.....................      252
                                                     -------
             CONGLOMERATES -- 0.1%
     575     Internet Capital Group, Inc.,
               5.500% 12/21/04.....................      124
                                                     -------
             HEALTH SERVICES -- 0.7%
     740     CuraGen Corporation,
               6.000% 02/02/07.....................      542
     795     Incyte Genomics, Inc.,
               5.500% 02/01/07.....................      553
                                                     -------
                                                       1,095
                                                     -------
             METALS AND MINING -- 0.3%
     565     Agnico-Eagle Mines Ltd.,
               3.500% 01/27/04.....................      483
                                                     -------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
------------------------------------------------------------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT --
               1.1%
 $   865     CIENA Corporation,
               3.750% 02/01/08.....................  $   517
   1,090     Juniper Networks, Inc.,
               4.750% 03/15/07.....................      670
     835     ONI Systems Corporation,
               5.000% 10/15/05.....................      519
                                                     -------
                                                       1,706
                                                     -------
             SEMICONDUCTORS -- 0.9%
   1,160     LSI Logic Corporation,
               4.000% 02/15/05(a)..................      932
     740     Vitesse Semiconductor Corporation,
               4.000% 03/15/05(+)(a)...............      584
                                                     -------
                                                       1,516
                                                     -------
             TELECOMMUNICATIONS SERVICES -- 1.1%
   4,405     At Home Corporation,
               4.750% 12/15/06(a)(b)(c)............      748
   1,535(e)  Colt Telecom Group plc,
               2.000% 04/03/07(+)..................      545
   1,375     Cox Communications, Inc., Class A,
               .426% 04/19/20......................      590
                                                     -------
                                                       1,883
                                                     -------
             TOTAL CONVERTIBLE BONDS AND NOTES
               (Cost $9,278).......................    7,269
                                                     -------
             CORPORATE BONDS AND NOTES -- 92.6%
             AIRLINES -- 0.4%
     815     Delta Air Lines, Inc.,
               8.300% 12/15/29.....................      611
                                                     -------
             AUTOMOTIVE -- 0.7%
   1,720     Mark IV Industries, Inc.,
               7.500% 09/01/07.....................    1,066
                                                     -------
             BROADCASTING AND CABLE -- 13.0%
     125     Ackerly Group Bank Debt,
               6.864%** 11/10/02...................      122
   1,125     Ackerly Group Bank Debt,
               7.603%** 11/10/02...................    1,097
     670     Adelphia Communications Corporation,
               Class A,
               10.250% 06/15/11....................      583
     140     Benedek Communications,
               13.250% 05/15/06....................       74
     200     Big City Radio, Inc.,
               11.250%*** 03/15/05.................       92
     785     British Sky Broadcasting Group plc,
               7.300% 10/15/06.....................      789
      75     British Sky Broadcasting Group plc,
               6.875% 02/23/09.....................       70
   2,185     Cablevision SA,
               13.750% 04/30/07....................    1,005
   1,045     Charter Communications Holdings LLC,
               8.625% 04/01/09.....................      933
   1,360     Charter Communications Holdings LLC,
               10.250% 01/15/10....................    1,306
     125     Charter Communications Holdings LLC,
               10.000% 05/15/11....................      119

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
------------------------------------------------------------
             BROADCASTING AND CABLE -- (CONTINUED)
 $ 1,915     Charter Communications Holdings LLC,
               (0.000)% due 01/15/10
               11.750% beginning 01/15/05..........  $ 1,216
     395     Charter Communications Holdings LLC,
               (0.000)% due 05/15/11
               11.750% beginning 05/15/06..........      217
   2,810     Comcast UK Cable Partners Ltd., Class
               A,
               11.200% 11/15/07....................    1,938
     905     CSC Holdings Inc.,
               7.625% 04/01/11(+)..................      895
   1,045     Frontiervision Operating Partners LP,
               11.000% 10/15/06....................    1,055
     490     Frontiervision Operating Partners LP,
               11.875% 09/15/07....................      492
     310     Frontiervision Operating Partners LP,
               11.875% 09/15/07....................      312
     580     Lin Television Corporation,
               8.000% 01/15/08(+)(a)...............      554
     310     News America Inc.,
               7.250% 05/18/18.....................      287
     480     NTL Communications Corporation,
               11.500% 10/01/08(a).................      240
     685     NTL Communications Corporation, Series
               B,
               11.875% 10/01/10(a).................      344
     585(e)  Ono Finance plc,
               13.000% 05/01/09....................      304
     175     Ono Finance plc,
               13.000% 05/01/09....................      105
   1,365     Ono Finance plc,
               14.000% 02/15/11....................      846
   1,405     Paxson Communications Corporation,
               10.750% 07/15/08(+)(a)..............    1,392
   1,080     Radio Unica Corporation,
               (0.000)% due 08/01/06
               11.750% beginning 08/01/02..........      518
     705     Rogers Cable Systems,
               10.125% 09/01/12....................      730
     595(e)  SBS Broadcasting SA,
               12.000% 06/15/08(+).................      374
     780     Sinclair Broadcast Group, Inc.,
               8.750% 12/15/07.....................      686
     500     Telewest Communications plc,
               11.000% 10/01/07....................      318
   1,410     UIH Australia/Pacific Inc., Series B,
               14.000% 05/15/06....................      169
     505     United Pan-Europe Communications N.V.,
               Class A,
               10.875% 08/01/09....................       71
   5,390     United Pan-Europe Communications N.V.,
               Class A,
               11.250% 02/01/10....................      755
     515     United Pan-Europe Communications N.V.,
               Class A,
               11.500% 02/01/10....................       70
     205     United Pan-Europe Communications N.V.,
               Class A,
               (0.000)% due 02/01/10
               13.750% beginning 02/01/05..........       11

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
------------------------------------------------------------
             BROADCASTING AND CABLE -- (CONTINUED)
 $ 3,195     United Pan-Europe Communications N.V.,
               Class A,
               (0.000)% due 08/01/09
               12.500% beginning 08/01/04..........  $   192
   1,025     United Pan-Europe Communications N.V.,
               Class A,
               (0.000)% due 11/01/09
               13.375% beginning 11/01/04..........       62
   3,365     UnitedGlobalCom Inc.,
               (0.000)% due 02/15/08
               10.750% beginning 02/15/03..........      808
                                                     -------
                                                      21,151
                                                     -------
             CHEMICALS -- BASIC -- 0.8%
     115     Agricultural Minerals & Chemicals,
               10.750% 09/30/03....................      106
   1,203     Octel Developments plc,
               10.000% 05/01/06....................    1,227
                                                     -------
                                                       1,333
                                                     -------
             CHEMICALS -- SPECIALTY -- 2.0%
     820     Acetex Corporation,
               10.875% 08/01/09(+).................      787
   1,205     Airgas, Inc.,
               9.125% 10/01/11(+)..................    1,217
     340     General Chemical Industrial Products,
               10.625% 05/01/09....................      211
      65     Marsulex Inc.,
               9.625% 07/01/08.....................       62
   1,155     Sovereign Specialty Chemical,
               11.875% 03/15/10(a).................      959
                                                     -------
                                                       3,236
                                                     -------
             COMMERCIAL BANKING -- 0.6%
     885     Golden State Holdings, Escrow
               Corporation,
               7.125% 08/01/05.....................      901
                                                     -------
             COMMERCIAL SERVICES -- 1.6%
   1,170     Intertek Finance plc,
               10.250% 11/01/06....................      889
   1,405     Protection One Alarm Monitor,
               7.375% 08/15/05.....................    1,068
   1,785     The FINOVA Group Inc.,
               7.500% 11/15/09(a)..................      700
                                                     -------
                                                       2,657
                                                     -------
             COMPUTERS AND OFFICE EQUIPMENT -- 0.6%
   1,085     Unisys Corporation,
               8.125% 06/01/06.....................    1,014
                                                     -------
             CONSUMER SERVICES -- 0.1%
     145     Jafra Cosmetics International, Inc.,
               11.750% 05/01/08....................      138
                                                     -------
             DIVERSIFIED ELECTRONICS -- 0.6%
     990     Knowles Electronics Inc.,
               13.125% 10/15/09....................      931
                                                     -------
             ELECTRIC POWER -- NON NUCLEAR -- 13.9%
   1,735     AES Corporation,
               8.750% 12/15/02(a)..................    1,700
     440     AES Drax Holdings Ltd.,
               10.410% 12/31/20....................      477

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
------------------------------------------------------------
             ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
 $ 1,705     AES Eastern Energy,
               9.000% 01/02/17.....................  $ 1,817
     930     AES Eastern Energy,
               9.670% 01/02/29.....................      995
     871     Caithness Coso Funding Corporation,
               Series B,
               6.800% 12/15/01.....................      873
   2,010     Caithness Coso Funding Corporation,
               Series B,
               9.050% 12/15/09.....................    1,890
     925     Calpine Canada Energy Finance,
               8.500% 05/01/08.....................      903
     790     CMS Energy Corporation,
               8.125% 05/15/02.....................      796
     165     CMS Energy Corporation,
               10.875% 12/15/04(+).................      168
     900     CMS Energy Corporation,
               9.875% 10/15/07.....................      930
     625     Edison International, Inc.,
               6.875% 09/15/04.....................      513
   1,255     Edison Mission Energy,
               10.000% 08/15/08(+).................    1,259
     545     Edison Mission Energy,
               9.875% 04/15/11.....................      551
     470     ESI Tractebel Acquisition Corporation,
               Series B,
               7.990% 12/30/11.....................      488
   1,900     Owens Corning Bank Debt,
               .000% 06/26/02......................    1,278
   1,755     PG&E National Energy Group,
               10.375% 05/16/11(+).................    1,888
     500     PSEG Energy Holdings, Inc.,
               9.125% 02/10/04.....................      532
   1,060     PSEG Energy Holdings, Inc.,
               8.625% 02/15/08(+)..................    1,121
     840     PSEG Energy Holdings, Inc.,
               10.000% 10/01/09....................      941
     389     Salton Sea Funding,
               7.370% 05/30/05.....................      392
   1,410     Tiverton/Rumford Power Association,
               9.000% 07/15/18(+)..................    1,382
     375     Western Resources, Inc.,
               6.250%(++) 08/15/03.................      357
     620     Western Resources, Inc.,
               6.875% 08/01/04.....................      590
     375     Western Resources, Inc.,
               7.125% 08/01/09.....................      331
     440     Western Resources, Inc.,
               7.650% 04/15/23.....................      352
                                                     -------
                                                      22,524
                                                     -------
             ELECTRICAL EQUIPMENT -- 0.2%
     465     Thomas & Betts Corporation,
               6.625% 05/07/08.....................      384
                                                     -------
             EXPLORATION AND PRODUCTION -- 3.5%
     915     Baytex Energy Ltd.,
               10.500% 02/15/11(+).................      894
   1,080     Comstock Resources, Inc.,
               11.250% 05/01/07....................    1,069

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
------------------------------------------------------------
             EXPLORATION AND PRODUCTION -- (CONTINUED)
 $   620     DevX Energy, Inc.,
               12.500% 07/01/08(+).................  $   614
     460     Mission Resources Corporation,
               10.875% 04/01/07(+).................      414
     315     Ocean Energy, Inc.,
               8.250% 07/01/18.....................      321
     185     Triton Energy Ltd.,
               9.250% 04/15/05.....................      204
   1,220     Triton Energy Ltd.,
               8.875% 10/01/07.....................    1,321
     825     Westport Resources Corporation,
               8.875% 09/15/07.....................      825
                                                     -------
                                                       5,662
                                                     -------
             FOOD PRODUCTS -- 0.7%
     300     Chiquita Brands International, Inc.,
               9.625% 01/15/04(b)..................      207
      50     Chiquita Brands International, Inc.,
               9.125% 03/01/04(b)..................       35
     205     Chiquita Brands International, Inc.,
               10.000% 06/15/09(a)(b)..............      141
     830     Pilgrim's Pride Corporation, Class B,
               9.625% 09/15/11.....................      834
                                                     -------
                                                       1,217
                                                     -------
             HEALTH SERVICES -- 5.7%
   1,375     Express Scripts, Inc.,
               9.625% 06/15/09.....................    1,499
     285     Fountain View Inc.,
               11.250% 04/15/08(b).................      146
     210     Harborside Healthcare,
               (0.000)% due 08/01/07
               12.000% beginning 08/01/04..........       91
     280     HCA Inc.,
               7.875% 02/01/11.....................      287
   1,200     HCA Inc.,
               7.500% 11/15/95.....................    1,026
   1,775     Kelso and Company,
               12.750% 10/01/09....................    1,997
     900     Magellan Health Services, Inc.,
               9.375% 11/15/07(+)..................      918
     125     Manor Care, Inc.,
               7.500% 06/15/06.....................      128
     875     Manor Care, Inc.,
               8.000% 03/01/08(+)..................      900
     447     Multicare Companies Inc.,
               .000% 08/01/07(b)(c)................       40
   1,075     Team Health, Inc.,
               12.000% 03/15/09....................    1,118
   1,110     Tenet Healthcare Corporation,
               8.625% 12/01/03.....................    1,182
                                                     -------
                                                       9,332
                                                     -------
             HEAVY MACHINERY -- 0.3%
     230     Thermadyne Bank Debt Funded Revolver,
               6.555%** 05/22/04...................      186
     238     Thermadyne Bank Debt Term A,
               6.555%** 05/22/04...................      193
     140     Thermadyne Bank Debt Unfunded
               Revolver,
               6.555%** 05/22/04...................      113

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
------------------------------------------------------------
             HEAVY MACHINERY -- (CONTINUED)
 $    82(g)  Thermadyne Canadian Funded Revolver,
               6.555%** 05/22/04...................  $    42
      65     Thermadyne Manufacturing LLC,
               9.875% 06/01/08(b)..................       22
                                                     -------
                                                         556
                                                     -------
             HOUSEHOLD PRODUCTS -- 0.3%
     360     Hasbro, Inc.,
               5.600% 11/01/05.....................      313
     245     Hasbro, Inc.,
               6.600% 07/15/28.....................      156
                                                     -------
                                                         469
                                                     -------
             LODGING AND RECREATION -- 11.0%
   1,433     Bally Total Fitness Holding
               Corporation, Series D,
               9.875% 10/15/07.....................    1,419
     794     Carmike Cinemas, Inc. Bank Debt,
               .000% 11/10/02......................      767
     998     Carmike Cinemas, Inc. Bank Debt,
               .000% 03/30/05......................      965
   1,430     Felcor Lodging LP,
               9.500% 09/15/08.....................    1,223
   1,060     Hilton Hotels Corporation,
               7.625% 05/15/08.....................      985
     395     Hilton Hotels Corporation,
               8.250% 02/15/11.....................      363
     210     Hilton Hotels Corporation,
               7.500% 12/15/17.....................      159
   1,685     Hollywood Casino Corporation,
               13.000% 08/01/06(a).................    1,442
   1,525     ITT Corporation,
               7.375% 11/15/15.....................    1,244
     720     Mandalay Resort Group,
               9.500% 08/01/08(a)..................      691
     625     MGM Mirage Inc.,
               9.750% 06/01/07.....................      613
     315     Park Place Entertainment Corporation,
               8.875% 09/15/08.....................      299
   1,310     Penn National Gaming, Inc.,
               11.125% 03/01/08....................    1,320
     860     Pinnacle Entertainment, Inc., Series
               B,
               9.250% 02/15/07.....................      722
   1,095     Pinnacle Entertainment, Inc., Series
               B,
               9.500% 08/01/07.....................      920
     530     Royal Caribbean Cruises Ltd.,
               7.500% 10/15/27.....................      334
   1,320     Sun International Hotels Ltd.,
               9.000% 03/15/07.....................    1,181
     737     United Artists Theatre Circuit Inc.,
               9.300% 07/01/15.....................      626
     540     United Artists, Bank Debt,
               7.580%** 02/02/05...................      521
   1,125     Vail Resorts, Inc.,
               8.750% 05/15/09.....................    1,013
   1,180     Venetian Casino Resort LLC,
               12.250% 11/15/04....................    1,050
                                                     -------
                                                      17,857
                                                     -------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
------------------------------------------------------------
             MEDICAL DEVICES AND SUPPLIES -- 2.2%
 $ 1,565     Alaris Medical Systems, Inc.,
               9.750% 12/01/06.....................  $ 1,268
   1,022     Alaris Medical Systems, Inc.,
               (0.000)% due 08/01/08
               11.125% beginning 08/01/03..........      450
     130     DJ Orthopedics LLC,
               12.625% 06/15/09....................      134
   2,135     Per-Se Technologies, Inc., Series B,
               9.500% 02/15/05.....................    1,772
                                                     -------
                                                       3,624
                                                     -------
             MEDICAL SERVICES -- 0.6%
     965     Owens & Minor, Inc.,
               8.500% 07/15/11(+)..................      996
                                                     -------
             METALS AND MINING -- 2.6%
   3,950     Algoma Steel Inc.,
               12.375% 07/15/05(b).................      474
     810     Commonwealth Industries, Inc.,
               10.750% 10/01/06....................      749
     170     Great Central Mines Ltd.,
               8.875% 04/01/08.....................      158
   1,025     Joy Global Inc.,
               10.750% 04/30/06(a).................    1,025
   1,695     Newmont Mining Corporation,
               8.625% 05/15/11.....................    1,686
     245     Ormet Corporation,
               11.000% 08/15/08(+).................      156
                                                     -------
                                                       4,248
                                                     -------
             NATURAL GAS DISTRIBUTION -- 1.4%
     900     AmeriGas Partners, LP,
               8.875% 05/20/11(+)..................      923
   1,715     Energy Corporation of America,
               9.500% 05/15/07.....................    1,321
                                                     -------
                                                       2,244
                                                     -------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT -- 2.3%
     875     Comverse Technology, Inc.,
               1.500% 12/01/05.....................      630
     200     Lucent Technologies Inc.,
               4.286%** 02/26/03...................      184
     200     Lucent Technologies Inc.,
               6.330% 02/26/06.....................      184
     155     Lucent Technologies Inc.,
               7.250% 07/15/06(a)..................      126
     500     Lucent Technologies Inc.,
               5.420%** 05/30/10...................      460
     535     Lucent Technologies Inc.,
               6.500% 01/15/28.....................      332
   1,555     Lucent Technologies Inc.,
               6.450% 03/15/29.....................      979
     390     Marconi Corporation plc,
               7.750% 09/15/10.....................      147
   1,875     Marconi Corporation plc,
               8.375% 09/15/30.....................      664
                                                     -------
                                                       3,706
                                                     -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
------------------------------------------------------------
             OILFIELD SERVICES -- 0.7%
 $ 1,030     HORNBECK-LEEVAC Marine
               Services, Inc.,
               10.625% 08/01/08(+).................  $   968
      80     R&B Falcon Corporation,
               9.500% 12/15/08.....................       94
                                                     -------
                                                       1,062
                                                     -------
             PACKAGING AND CONTAINERS -- 3.1%
   1,190     Crown Cork & Seal Company, Inc.,
               7.125% 09/01/02.....................      821
   1,000     Crown Cork & Seal Company, Inc.,
               5.582%** 01/02/03...................      850
     720     Crown Cork & Seal Company, Inc.,
               6.750% 04/15/03.....................      403
     150     Crown Cork & Seal Company, Inc.,
               8.000% 04/15/23.....................       62
     955     Owens-Illinois, Inc.,
               7.150% 05/15/05(a)..................      750
   1,180     Owens-Illinois, Inc.,
               7.800% 05/15/18.....................      785
   1,370     Plastipak Holdings Inc.,
               10.750% 09/01/11(+).................    1,369
                                                     -------
                                                       5,040
                                                     -------
             PAPER AND FOREST PRODUCTS -- 0.6%
     900     Norske Skog Canada Ltd.,
               8.625% 06/15/11(+)..................      891
      80     Pope and Talbot, Inc.,
               8.375% 06/01/13.....................       70
                                                     -------
                                                         961
                                                     -------
             PHARMACEUTICALS -- 2.1%
   1,350     AmerisourceBergen Corporation,
               8.125% 09/01/08(+)..................    1,384
   1,375     Caremark Rx, Inc.,
               7.375% 10/01/06.....................    1,354
     190     Mckesson Finance of Canada,
               6.550% 11/01/02(+)..................      193
     520     McKesson HBOC, Inc.,
               7.650% 03/01/27.....................      458
                                                     -------
                                                       3,389
                                                     -------
             PUBLISHING AND ADVERTISING -- 7.6%
   1,000     American Color Graphics,
               12.750% 08/01/05....................      955
   1,530     American Greetings Corporation,
               11.750% 07/15/08(+).................    1,377
   1,240     Canwest Media, Inc.,
               10.625% 05/15/11(+).................    1,221
   2,030     Garden State Newspapers, Inc.,
               8.750% 10/01/09.....................    1,736
      35     Garden State Newspapers, Inc.,
               8.625% 07/01/11.....................       29
     510     Hollinger Participation Trust,
               12.125% 11/15/10(+).................      413
     835(f)  IPC Media Ltd., plc,
               9.625% 03/15/08.....................    1,338
   1,180     Key3Media Group, Inc.,
               11.250% 06/15/11(a).................      802

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
------------------------------------------------------------
             PUBLISHING AND ADVERTISING -- (CONTINUED)
 $ 1,195     Phoenix Color Corporation,
               10.375% 02/01/09....................  $   837
     605     Quebecor Media,
               11.125% 07/15/11(+).................      599
   1,965     Quebecor Media,
               (0.000)% due 07/15/11
               13.375% beginning 07/15/06(+).......    1,061
     449     Rand McNally and Company Bank Debt,
               .000% 11/06/03......................      112
       7     Rand McNally and Company Bank Debt,
               .000% 11/06/03......................        2
     209     Rand McNally and Company Bank Debt,
               .000% 04/06/05......................       59
     232     Rand McNally and Company Bank Debt,
               .000% 04/06/06......................       66
     695(f)  Regional Independent Media Holdings
               Ltd.,
               (0.000)% due 07/01/08
               12.875% beginning 07/01/03..........      797
     115     TS/F Communications Corporation,
               10.375% 11/01/07....................      105
   2,740     Ziff Davis Media Inc.,
               12.000% 07/15/10....................      849
                                                     -------
                                                      12,358
                                                     -------
             RAILROADS, TRUCKING AND SHIPPING -- 0.4%
     471     Ermis Maritime Holdings Ltd.,
               12.500% 12/31/04(d)(h)..............      402
       4     Pegasus Promissory Note,
               .000% 01/01/99(b)++.................        0
     230     Sea Containers Ltd.,
               10.750% 10/15/06....................      133
     230     Sea Containers Ltd.,
               7.875% 02/15/08.....................      115
                                                     -------
                                                         650
                                                     -------
             REAL ESTATE -- 1.6%
   1,155     Blum CB Corporation,
               11.250% 06/15/11(+).................    1,040
   1,045     LNR Property Corporation,
               9.375% 03/15/08.....................      982
     610     LNR Property Corporation,
               10.500% 01/15/09....................      592
                                                     -------
                                                       2,614
                                                     -------
             REAL ESTATE INVESTMENT TRUSTS (REITS) -- 4.3%
   1,140     BF Saul,
               9.750% 04/01/08.....................    1,112
     190     Capstar Hotel,
               8.750% 08/15/07.....................      144
   1,880     Crescent Real Estate Equities LP,
               7.000% 09/15/02.....................    1,893
     445     Crescent Real Estate Equities LP,
               7.500% 09/15/07.....................      419
     930     Healthcare Realty Trust, Inc.,
               8.125% 05/01/11.....................      966

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUSTS
               (REITS) -- (CONTINUED)
 $ 1,685     Meristar Hospitality Corporation,
               9.000% 01/15/08(+)..................  $ 1,365
   1,535     OMEGA Healthcare Investors, Inc.,
               6.950% 08/01/07.....................    1,121
                                                     -------
                                                       7,020
                                                     -------
             SEMICONDUCTORS -- 0.5%
     845     Fairchild Semiconductor Corporation,
               10.375% 10/01/07(a).................      805
                                                     -------
             TELECOMMUNICATIONS SERVICES -- 6.1%
     250     360Networks Inc.,
               13.000% 05/01/08(b)(c)..............        1
     385     Alamosa Delaware Inc.,
               12.500% 02/01/11....................      343
   1,070     Alamosa Holdings, Inc.,
               (0.000)% due 02/15/10
               12.875% beginning 02/15/05..........      514
   1,825     Call-Net Enterprises, Inc.,
               9.375% 05/15/09.....................      438
     125     Call-Net Enterprises, Inc.,
               (0.000)% due 05/15/09
               10.800% beginning 05/15/04..........       21
     170     Call-Net Enterprises, Inc.,
               (0.000)% due 08/15/08
               8.940% beginning 08/15/03...........       31
   1,145     COLO.COM,
               13.875% 03/15/10(+)(b)(c)...........      183
     580(e)  Colt Telecom Group plc.,
               2.000% 03/29/06(+)..................      215
     590(e)  Completel Europe N.V., Series B,
               14.000% 04/15/10....................      172
   1,750     Globix Corporation,
               12.500% 02/01/10....................      315
     583     GT Telecom Racers Notes Trust, Series
               A,
               8.250%** 06/30/08...................      420
     417     GT Telecom Racers Notes Trust, Series
               B,
               8.688%** 02/03/03...................      300
   1,060     Hermes Europe Railtel BV,
               11.500% 08/15/07(b).................      159
     180     IMPSAT Fiber Networks, Inc.,
               13.750% 02/15/05....................       23
   2,305     Millicom International Cellular SA,
               13.500% 06/01/06....................    1,578
   1,555     Neon Communications Inc.,
               12.750% 08/15/08....................      451
   1,075     Nextel International Inc.,
               12.750% 08/01/10....................      247
     220     Nextel International Inc.,
               (0.000)% due 04/15/08
               12.125% beginning 04/15/03..........       29
   1,115     Orion Network Systems, Inc.,
               (0.000)% due 01/15/07
               12.500% beginning 01/15/02..........      357
     165     Pagemart Nationwide,
               15.000% 02/01/05(b)(c)..............        3

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- (CONTINUED)
 $   205     Price Communications Wireless, Inc.,
               9.125% 12/15/06.....................  $   209
     945     Price Communications Wireless, Inc.,
               11.750% 07/15/07....................      982
     350     PSINet, Inc.,
               11.500% 11/01/08(b)(c)..............       21
   1,210     PSINet, Inc.,
               11.000% 08/01/09(b)(c)..............       73
     160     Rogers Communications, Inc.,
               8.875% 07/15/07.....................      160
     665     Telesystem International Wireless
               Inc.,
               14.000% 12/30/03....................      366
     370(f)  Telewest Communications plc,
               9.875% 02/01/10.....................      322
   1,250     US Unwired Inc., Series B,
               (0.000)% due 11/01/09
               13.375% beginning 11/01/04..........      650
     800     Voicestream Wireless,
               10.375% 11/15/09....................      900
     525     XO Communications, Inc., Class A,
               6.500%** 12/31/06...................      347
                                                     -------
                                                       9,830
                                                     -------
             TOBACCO -- 0.5%
     855     North Atlantic Trading Company,
               11.000% 06/15/04....................      744
                                                     -------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $168,566).....................  150,330
                                                     -------
 SHARES
---------
             PREFERRED STOCKS -- 2.3%
             BROADCASTING AND CABLE -- 0.5%
   9,610     Paxson Communications
               Corporation(!)(d)...................      872
                                                     -------
             RAILROADS, TRUCKING AND SHIPPING -- 0.0%+
   6,170     Ermis Maritime Holding Ltd.(!)++(h)...        0
                                                     -------
             REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.5%
  23,400     Sovereign REIT(+).....................    2,363
                                                     -------
             TELECOMMUNICATIONS SERVICES -- 0.1%
   4,580     Nextel Communications, Inc., Series
               D(!)(d).............................      243
                                                     -------
             TOBACCO -- 0.2%
  26,345     North Atlantic Trading
               Company(!)(d).......................      316
                                                     -------
             TOTAL PREFERRED STOCKS
               (Cost $3,932).......................    3,794
                                                     -------
             WARRANTS -- 0.1%
   1,145     COLO.COM
               Expire 03/15/10(+)++................        0
   5,803     Harbor Healthcare Corporation
               Expire 08/01/09.....................        9
   1,660     ICO Global Communications
               Expire 05/16/06++...................        0
       3     ICO Global Communications
               Expire 05/16/06++...................        0

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)             SEPTEMBER 30, 2001 (UNAUDITED)

                                                      VALUE
 SHARES                                               (000)
------------------------------------------------------------
             WARRANTS -- (CONTINUED)
   1,365     Ono Finance plc
               Expire 03/16/11(+)..................  $    66
     180     UbiquiTel Inc.
               Expire 04/15/10(+)..................       11
                                                     -------
             TOTAL WARRANTS
               (Cost $223).........................       86
                                                     -------
PRINCIPAL
 AMOUNT
 (000)
---------
             SHORT TERM INVESTMENTS -- 0.2%
             (Cost $311)
             COMMERCIAL PAPER -- 0.2%
 $   380     Southern California Edison Company,
               6.631%** 02/02/02...................      312
                                                     -------

SHARES
 (000)
-------
           INVESTMENT COMPANIES -- 7.7%
           (Cost $12,532)
 12,532    Nations Cash Reserves#..............     12,532
                                                  --------
           TOTAL INVESTMENTS
             (Cost $198,664*)...........  109.7%   178,029
                                                  --------
           OTHER ASSETS AND LIABILITIES
             (NET)......................  (9.7)%
           Receivable for investment securities
             sold..............................   $ 14,717
           Dividends receivable................         31
           Interest receivable.................      4,520
           Unrealized depreciation on forward
             foreign exchange contracts........        (13)
           Collateral on securities loaned.....    (12,532)
           Investment advisory fee payable.....        (82)
           Administration fee payable..........         (7)
           Due to custodian....................    (18,116)
           Payable for investment securities
             purchased.........................     (4,150)
           Accrued Trustees' fees and
             expenses..........................        (26)
           Accrued expenses and other
             liabilities.......................        (27)
                                                  --------
           TOTAL OTHER ASSETS AND
             LIABILITIES (NET).................    (15,685)
                                                  --------
           NET ASSETS...................  100.0%  $162,344
                                                  ========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $20,635 on investment securities was comprised of gross appreciation of $3,359 and gross depreciation of $23,994 for federal income tax purposes. At September 30, 2001, the aggregate cost of securities for federal income tax purposes was $198,664.

 ** Variable rate note. The interest rate shown reflects the rate in effect at September 30, 2001.

 *** Zero coupon security. The rate shown reflects the yield to maturity at September 30, 2001.

 (!) Non-income producing security.

 (+) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 ++ Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. Represents cash collateral received from securities lending activity (Note
   11).

 (a) All or portion of security was on loan at September 30, 2001. The aggregate cost and market value of securities on loan at September 30, 2001, is $11,897 and $10,115, respectively.

 (b) Issue in default.

 (c) Issuer in bankruptcy.

 (d) PIK ("Payment in kind"). Interest or dividend payment is made with additional securities.

 (e) Principal amount denominated in Euro.

 (f) Principal amount denominated in British Pounds.

 (g) Principal amount denominated in Canadian Dollars.

 (h) Fair valued security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS MASTER INVESTMENT TRUST
  STATEMENTS OF OPERATIONS                                           (UNAUDITED)

For the six months ended September 30, 2001

                                                                  INTERMEDIATE BOND        HIGH YIELD BOND
                                                                  MASTER PORTFOLIO        MASTER PORTFOLIO
                                                                 -------------------     -------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $             4,589     $             8,743
Dividends...................................................                     162                     201
Dividend income from affiliated funds.......................                     213                     312
Securities lending..........................................                      16                       9
                                                                 -------------------     -------------------
    Total investment income.................................                   4,980                   9,265
                                                                 -------------------     -------------------
EXPENSES:
Investment advisory fee.....................................                     303                     412
Administration fee..........................................                      38                      37
Custodian fees..............................................                       6                       5
Legal and audit fees........................................                      12                       9
Trustees' fees and expenses.................................                      17                      17
Interest expenses...........................................                       1                       1
Other.......................................................                       1                      10
                                                                 -------------------     -------------------
    Total expenses..........................................                     378                     491
Fees reduced by credits allowed by the custodian............                      --*                     (1)
                                                                 -------------------     -------------------
    Net expenses............................................                     378                     490
                                                                 -------------------     -------------------
NET INVESTMENT INCOME.......................................                   4,602                   8,775
                                                                 -------------------     -------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions.......................................                    (189)                    984
Futures.....................................................                    (110)                     --
Forward foreign exchange contracts, foreign currencies and
  other net assets..........................................                      --*                   (114)
                                                                 -------------------     -------------------
Net realized gain/(loss) on investments.....................                    (299)                    870
                                                                 -------------------     -------------------
Change in unrealized appreciation/(depreciation) of:
Securities..................................................                   2,395                 (18,063)
Futures.....................................................                      24                      --
Forward foreign exchange contracts, foreign currencies and
  other net assets..........................................                      --                     (63)
                                                                 -------------------     -------------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                   2,419                 (18,126)
                                                                 -------------------     -------------------
Net realized and unrealized gain/(loss) on investments......                   2,120                 (17,256)
                                                                 -------------------     -------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $             6,722     $            (8,481)
                                                                 ===================     ===================

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  STATEMENTS OF CHANGES IN NET ASSETS

                                                              INTERMEDIATE BOND                        HIGH YIELD BOND
                                                               MASTER PORTFOLIO                        MASTER PORTFOLIO
                                                     ------------------------------------    ------------------------------------
                                                        SIX MONTHS                              SIX MONTHS
                                                          ENDED                                   ENDED
                                                         9/30/01            YEAR ENDED           9/30/01            YEAR ENDED
                                                       (UNAUDITED)           3/31/01           (UNAUDITED)           3/31/01
                                                     ----------------------------------------------------------------------------
(IN THOUSANDS)
Net investment income............................     $        4,602      $        7,924      $        8,775      $        4,203
Net realized gain/(loss) on investments..........               (299)             (1,399)                870                (116)
Net change in unrealized
  appreciation/(depreciation) of investments.....              2,419               6,544             (18,126)             (2,336)
                                                      --------------      --------------      --------------      --------------
Net increase/(decrease) in net assets resulting
  from operations................................              6,722              13,069              (8,481)              1,751
Contributions....................................             50,646              12,629             133,979             105,168
Withdrawals......................................            (27,614)             (6,886)            (58,692)            (24,881)
                                                      --------------      --------------      --------------      --------------
Net increase/(decrease) in net assets............             29,754              18,812              66,806              82,038
NET ASSETS:
Beginning of period..............................            138,313             119,501              95,538              13,500
                                                      --------------      --------------      --------------      --------------
End of period....................................     $      168,067      $      138,313      $      162,344      $       95,538
                                                      ==============      ==============      ==============      ==============

  SUPPLEMENTARY DATA

                                                                                                            WITHOUT WAIVERS
                                                                                                            AND/OR EXPENSE
                                                                                                            REIMBURSEMENTS
                                                                                                            ---------------
                                                         RATIO OF        RATIO OF NET                          RATIO OF
                                                        OPERATING         INVESTMENT                           OPERATING
                                                         EXPENSES       INCOME/(LOSS)       PORTFOLIO          EXPENSES
                                                        TO AVERAGE        TO AVERAGE         TURNOVER         TO AVERAGE
                                                        NET ASSETS        NET ASSETS           RATE           NET ASSETS
                                                      ---------------------------------------------------------------------
INTERMEDIATE BOND MASTER PORTFOLIO:
Six months ended 9/30/2001 (unaudited)............         0.50%+(c)(d)      6.08%+            113%              0.50%+(c)
Year ended 3/31/2001..............................      0.45(c)              6.61              118            0.46(c)
Period ended 3/31/2000............................        0.54+              6.10+              90              0.55+
Period ended 5/14/1999(a).........................        0.38+              5.61+              19              0.42+
Year ended 2/28/1999(a)...........................         0.35              5.69              137               0.45
Year ended 2/28/1998(a)...........................         0.35              5.99              127               0.55
Year ended 2/28/1997(a)...........................         0.35              5.86               83               0.65
HIGH YIELD BOND MASTER PORTFOLIO:
Six months ended 9/30/2001 (unaudited)............         0.66%+(c)(d)     11.72%+             27%              0.66%+(c)
Year ended 3/31/2001..............................         0.71             11.14               63               0.72
Period ended 3/31/2000(b).........................        2.82+              5.16+              26              2.86+

---------------

 +  Annualized.

(a) Represents financial information for the Pacific Horizon Intermediate Bond Portfolio, which was reorganized into Intermediate Bond Master Portfolio on May 21, 1999.

(b) High Yield Bond Master Portfolio commenced operations on February 14, 2000.

(c) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.

(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS MASTER INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS                                      (UNAUDITED)

Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At September 30, 2001, the Master Trust offered eleven separate portfolios. These financial statements pertain only to Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

The following investors were invested in the Master Portfolios at September 30, 2001:

Intermediate Bond Master Portfolio:
  Nations Intermediate Bond Fund..............  84.8%
  Nations Intermediate Bond Fund (Offshore)...  15.2%
High Yield Bond Master Portfolio:
  Nations High Yield Bond Fund................  94.9%
  Nations High Yield Bond Fund (Offshore).....   5.1%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value determined as of the close of the New York Stock Exchange on the valuation date.

Futures contracts: The Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio may invest in futures contracts. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Intermediate Bond Master Portfolio may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. The Master Portfolio may use such options on futures contracts in connection with its hedging strategies and for the purpose of yield enhancement in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures.

The Master Portfolio may write covered call options and covered put options on securities in which it is permitted to invest from time to time in seeking to attain the Master Portfolio's objective. Call options written by a Master Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price. In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolio may also write combinations of covered puts and calls on the same underlying security.

The Master Portfolio typically receives a premium from writing a put or call option, which would increase the Master Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security for an exercise price higher than its then current market value, resulting in potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

The Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Foreign currency exchanges: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are exchanged into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are exchanged on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, a Master Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Master Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date.

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

Effective April 1, 2001, the Master Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies which requires the Master Portfolios to classify gains and loses realized on principal paydowns received on mortgage-backed securities, previously included in realized gain/ loss, as part of interest income. The adoption of this accounting principle has no effect on the Master Portfolios' net asset value but changed the classification between interest income and realized gain/loss on the Statement of operations. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change. The impact of the adoption of this principle is not material to the financial statements.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Master Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Master Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Master Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Master Portfolio:

                                                ANNUAL
                                                 RATE
                                                ------
Intermediate Bond Master Portfolio............  0.40%
High Yield Bond Master Portfolio..............  0.55%

The Master Trust has, on behalf of the Intermediate Bond Master Portfolio, entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.15% of the Master Portfolio's average daily net assets.

The Master Trust has, on behalf of the High Yield Bond Master Portfolio, entered into a sub-advisory agreement with BA Advisors and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.40% of the Master Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% over $200 million.

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Master Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of each Master Portfolio's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BA Advisors. For the six months ended September 30, 2001, BA Advisors earned 0.05% of each Master Portfolio's average daily net assets for its co-administration services.

BNY serves as the custodian of the Master Trust's assets. For the six months ended September 30, 2001, expenses of the Master Portfolios were reduced by $1,980 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

The Master Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

The Master Portfolios have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds (or allocated from Portfolio)".

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended September 30, 2001 were as follows:

                                   PURCHASES     SALES
PORTFOLIO                            (000)       (000)
-------------------------------------------------------
Intermediate Bond Master
  Portfolio......................  $ 42,891     $33,963
High Yield Bond Master
  Portfolio......................   126,075      34,011

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended September 30, 2001 were as follows:

                                  PURCHASES     SALES
PORTFOLIO                           (000)       (000)
-------------------------------------------------------
Intermediate Bond Master
  Portfolio.....................  $124,104     $130,621
High Yield Master Portfolio.....     1,845        1,873

4.  FUTURES CONTRACTS

At September 30, 2001, the Intermediate Bond Master Portfolio had the following futures contracts open:

                                   VALUE OF
                                   CONTRACT    MARKET       UNREALIZED
                                     WHEN     VALUE OF    APPRECIATION/
                       NUMBER OF    OPENED    CONTRACTS   (DEPRECIATION)
     DESCRIPTION       CONTRACTS    (000)       (000)         (000)
------------------------------------------------------------------------
Antenna Hungaria
  Share Futures (long
  position) expiring
  December 2001(a)...     120      $25,236     $25,232         $(4)
                                                               ===

---------------

(a) Securities have been segregated as collateral for open futures contracts.

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At September 30, 2001, the High Yield Bond Master Portfolio had the following forward foreign currency contracts outstanding:

                                  VALUE OF
                                  CONTRACT    VALUE OF
                                    WHEN      CONTRACT    MARKET      UNREALIZED
                                   OPENED       WHEN     VALUE OF   APPRECIATION/
                                   (LOCAL      OPENED    CONTRACT   (DEPRECIATION)
                        LOCAL     CURRENCY)     US$        US$           US$
DESCRIPTION            CURRENCY     (000)      (000)      (000)         (000)
----------------------------------------------------------------------------------
Contracts to Sell:
Expiring March 22,
  2002...............      Euro    (1,791)    $(1,630)   $(1,624)        $  6
Expiring March 22,
  2002...............   British    (1,497)     (2,163)    (2,181)         (19)
                          Pound
                       Sterling
Total net unrealized
  depreciation.......                                                    $(13)
                                                                         ====

6.  LINES OF CREDIT

The Master Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

For the six months ended September 30, 2001, borrowings by the Funds under the Agreement were as follows:

                                    AVERAGE
                                    AMOUNT       AVERAGE
                                  OUTSTANDING    INTEREST
PORTFOLIO                            (000)         RATE
---------------------------------------------------------
Intermediate Bond Master
  Portfolio.....................      $27          5.17%
High Yield Master Portfolio.....       24          3.25

7.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

At September 30, 2001, the following Master Portfolios had securities on loan:

                                     MARKET
                                    VALUE OF       MARKET
                                     LOANED       VALUE OF
                                   SECURITIES    COLLATERAL
PORTFOLIO                            (000)         (000)
-----------------------------------------------------------
Intermediate Bond Master
  Portfolio......................   $ 8,091       $ 8,319
High Yield Bond Master
  Portfolio......................    10,115        12,532

THE NATIONS FUNDS FAMILY OF FUNDS
The mutual fund family of Banc of America Capital Management

Within each category, the funds
are listed from aggressive to
conservative.

Lower risk/reward potential


SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations Managed Index Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTIES
Nations Financial Services Fund
Nations Convertible Securities Fund

MONEY MARKET FUNDS

Nations Prime Fund
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund
Nations Government Reserves
Nations Treasury Fund
Nations Treasury Reserves
Nations Tax Exempt Fund
Nations Municipal Reserves
Nations California Tax-Exempt Reserves


FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA, MD, NC, SC, TN, TX, VA)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund
Nations Aggressive Growth Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Blue Chip Fund
Nations Asset Allocation Fund
Nations Equity Income Fund

VALUE FUNDS
Nations Value Fund
Nations Classic Value Fund

Higher reward/risk potential

INTERNATIONAL/GLOBAL FUNDS

Nations Emerging Markets Fund
Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund

FIXEDSAR (9/01)